Exhibit 10.1

SIXTEENTH AMENDMENT TO

REVOLVING CREDIT AGREEMENT

This SIXTEENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) dated as of May 6, 2025, is entered into by and among each of the parties listed on the signature pages hereto as a “Borrower” (collectively, the “Borrowers”) and a “General Partner” (collectively, the “General Partners”), HSBC BANK USA, NATIONAL ASSOCIATION, as the administrative agent (in such capacity, the “Administrative Agent”) and a Lender, and the other banks and financial institutions listed on the signature pages hereto as Lenders.

RECITALS

WHEREAS, the Borrowers, the General Partners, the Lenders and the Administrative Agent have entered into that certain Revolving Credit Agreement, dated as of June 14, 2019 (as supplemented by that certain Borrower Joinder Agreement, dated as of June 12, 2020, as amended by that certain First Amendment to Revolving Credit Agreement, dated as of December 23, 2020, as supplemented by that certain Borrower Joinder Agreement, dated as of May 3, 2021, as amended by that certain Second Amendment to Revolving Credit Agreement, dated as of June 11, 2021, as amended by that certain Joinder and Third Amendment to Revolving Credit Agreement, dated as of July 8, 2021, as supplemented by that certain Lender Assignment and Assumption Agreement, dated as of September 30, 2021, as supplemented by that certain Lender Joinder Agreement, dated as of November 24, 2021, as amended by that certain Fourth Amendment to Revolving Credit Agreement, dated as of February 28, 2022, as supplemented by that certain Borrower Joinder Agreement, dated as of April 25, 2022, as amended by that certain Fifth Amendment to Revolving Credit Agreement, dated as of May 27, 2022, as amended by that certain Sixth Amendment to Revolving Credit Agreement, dated as of June 10, 2022, as amended by that certain Seventh Amendment to Revolving Credit Agreement, dated as of November 10, 2022, as amended by that certain Eighth Amendment to Revolving Credit Agreement, dated as of March 31, 2023, as amended by that certain Ninth Amendment to Revolving Credit Agreement, dated as of June 9, 2023, as amended by that certain Tenth Amendment to Revolving Credit Agreement, dated as of November 15, 2023, as amended by that certain Eleventh Amendment to Revolving Credit Agreement, dated as of April 26, 2024, as amended by that certain Twelfth Amendment to Revolving Credit Agreement, dated as of June 6, 2024, as amended by that certain Lender Joinder and Thirteenth Amendment to Revolving Credit Agreement, dated as of August 30, 2024, as amended by that certain Fourteenth Amendment to Revolving Credit Agreement, dated as of November 15, 2024, as amended by that certain Fifteenth Amendment to Revolving Credit Agreement, dated as of February 14, 2025, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, pursuant to Section 12.1 of the Credit Agreement, the parties hereto wish to amend the Credit Agreement as further described herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Credit Agreement, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement.

SECTION 2. Amendments to Credit Agreement. Effective as of the Effective Date (as defined below), certain sections of the Credit Agreement (including certain Schedules attached thereto) are hereby amended as set forth on Annex A to this Amendment. Language being inserted into the applicable section of the Credit Agreement is evidenced by blue underlined text. Language being deleted from the applicable section of the Credit Agreement is evidenced by red strike-through text.

SECTION 3. Conditions Precedent. This Amendment shall become effective on the date (the “Effective Date”) upon which all of the following conditions have been satisfied:

3.1. the Administrative Agent shall have received an executed counterpart (or counterparts) of this Amendment executed on behalf of each of the parties hereto;

3.2. the Administrative Agent shall have received a Beneficial Ownership Certification in relation to each Credit Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation;

3.3. the Administrative Agent shall have received executed copies of that certain Seventh Amended and Restated Fee Letter dated as of the date hereof, by and among the Borrowers and the Administrative Agent; and

3.4. the Administrative Agent shall have received payment of all reasonable fees and other amounts due and payable on or prior to the date hereof (it being acknowledged that, to the extent invoiced prior to the date hereof, reimbursement or payment of all reasonable fees and disbursements of the Administrative Agent’s special counsel, Cadwalader, Wickersham & Taft LLP, shall be received as a condition precedent to the Effective Date).

SECTION 4. Miscellaneous.

4.1. Amended Terms. On and after the Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby, the Credit Agreement and each Loan Document are hereby ratified and confirmed and shall remain in full force and effect according to its terms.

4.2. Representations and Warranties. (a) Each of the parties hereto hereby represents and warrants that this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as limited by Debtor Relief Laws and equitable principles, (b) each of the Credit Parties hereby represents and warrants that upon the Effective Date, no Potential Default or Event of Default shall exist and (c) each of the Credit Parties hereby represents and warrants that the representations and warranties set forth in the Credit Agreement and in the other Loan Documents to which such Credit Party is a party are true and correct in all material respects on and as of the Effective Date with the same force and effect as if made on and as of the Effective Date (except to the extent that such representations and warranties expressly relate to an earlier date and except to the extent of changes in facts or circumstances that have been disclosed to the Lenders in writing and do not constitute an Event of Default or a Potential Default or to the extent such representations and warranties relate to an earlier or other specific date).

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4.3. Reaffirmation of Resolutions. Each of the Credit Parties acknowledges and affirms that the resolutions previously delivered to the Administrative Agent remain in full force and effect as of the Effective Date and have not been amended, modified or rescinded prior to the date hereof.

4.4. Reaffirmation of Obligations. Each Credit Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents, and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents.

4.5. Reaffirmation of Security Interests. Each Credit Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents to which it is a party are valid and subsisting, and (b) agrees that this Amendment and all documents executed in connection herewith shall in no manner impair or otherwise adversely affect any of the Liens granted by such Credit Party in or pursuant to the Loan Documents.

4.6. Loan Document. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

4.7. References to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “the Credit Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

4.8. Effect on Credit Agreement. Except as specifically amended by this Amendment, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

4.9. No Other Changes. Except as specifically amended by this Amendment, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.10. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

4.11. Governing Law. This Amendment and any claim, controversy or dispute arising under or related to or in connection therewith, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by the laws of the State of New York without regard to any conflicts of law principles other than Section 5-1401 of the New York General Obligations Law.

4.12. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

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4.13. Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Amendment.

4.14. Multiple Counterparts. This Amendment may be executed in any number of counterparts (including by facsimile, electronic mail (including .pdf file, .jpeg file or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (other than any DocuSign electronic signature)) or in portable document format), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart hereof, or a signature page hereto, by facsimile or in a .pdf or similar file shall be effective as delivery of a manually executed original counterpart thereof.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWERS:

AB-ABBOTT PRIVATE EQUITY INVESTORS 2019 (DELAWARE) FUND L.P., a Delaware limited partnership

By: AB-Abbott Private Equity Investors G.P. L.P., a Delaware limited partnership, its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB-ABBOTT PRIVATE EQUITY INVESTORS 2020 (DELAWARE) FUND L.P., a Delaware limited partnership

By: AB-Abbott Private Equity Investors 2020 G.P. L.P., a Delaware limited partnership, its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2021 (DELAWARE) FUND L.P., a Delaware limited partnership

By: AB-Abbott Private Equity Solutions 2021 G.P. L.P., a Delaware limited partnership, its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

HSBC – AB Umbrella – Sixteenth Amendment to Revolving Credit Agreement

AB PRIVATE CREDIT INVESTORS MIDDLE MARKET DIRECT LENDING FUND, L.P., a Delaware limited partnership

By: AB Private Credit Investors Middle Market Direct Lending G.P. L.P., a Delaware limited partnership, its General Partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB PRIVATE CREDIT INVESTORS CORPORATION, a Maryland corporation

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2022 (DELAWARE) FUND L.P., a Delaware limited partnership

By: AB-Abbott Private Equity Solutions 2022 G.P. L.P., a Delaware limited partnership, its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

HSBC – AB Umbrella – Sixteenth Amendment to Revolving Credit Agreement

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2023 (DELAWARE) FUND L.P., a Delaware limited partnership

By: AB-Abbott Private Equity Solutions 2023 G.P. L.P., a Delaware limited partnership, its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2024 (DELAWARE) FUND L.P., a Delaware limited partnership

By: AB-Abbott Private Equity Solutions 2024 G.P. L.P., a Delaware limited partnership, its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2025 (DELAWARE) FUND L.P., a Delaware limited partnership

By: AB-Abbott Private Equity Solutions 2025 G.P. L.P., a Delaware limited partnership, its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

HSBC – AB Umbrella – Sixteenth Amendment to Revolving Credit Agreement

GENERAL PARTNERS:

AB-ABBOTT PRIVATE EQUITY INVESTORS G.P. L.P., a Delaware limited partnership

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB-ABBOTT PRIVATE EQUITY INVESTORS 2020 G.P. L.P., a Delaware limited partnership

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2021 G.P. L.P., a Delaware limited partnership

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB PRIVATE CREDIT INVESTORS MIDDLE MARKET DIRECT LENDING G.P. L.P., a Delaware limited partnership

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

HSBC – AB Umbrella – Sixteenth Amendment to Revolving Credit Agreement

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2022 G.P. L.P., a Delaware limited partnership

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2023 G.P. L.P., a Delaware limited partnership

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2024 G.P. L.P., a Delaware limited partnership

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2025 G.P. L.P., a Delaware limited partnership

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: VP/Vice President and Treasurer of AB-PCI

HSBC – AB Umbrella – Sixteenth Amendment to Revolving Credit Agreement

ADMINISTRATIVE AGENT:

HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Daniel Gonzalez
Name: Daniel Gonzalez
Title: Vice President

HSBC – AB Umbrella – Sixteenth Amendment to Revolving Credit Agreement

LENDERS:

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kieran Patel
Name: Kieran Patel
Title: Managing Director

HSBC – AB Umbrella – Sixteenth Amendment to Revolving Credit Agreement

CATHAY BANK, as a Lender

By:	/s/ Peter Thompson
Name: Peter Thompson
Title: Senior Vice President

HSBC – AB Umbrella – Sixteenth Amendment to Revolving Credit Agreement

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Sumit K. Jain
Name: Sumit K. Jain
Title: Vice President

HSBC – AB Umbrella – Sixteenth Amendment to Revolving Credit Agreement

Annex A

(Attached)

ANNEX A TO ~~FIFTEENTH~~SIXTEENTH AMENDMENT

(Conformed Credit Agreement through ~~Fifteenth~~Sixteenth Amendment)

REVOLVING CREDIT AGREEMENT

AB-ABBOTT PRIVATE EQUITY INVESTORS 2019 (DELAWARE) FUND L.P.,

as the Initial Borrower

AB-ABBOTT PRIVATE EQUITY INVESTORS G.P. L.P.,

as the Initial General Partner

and

HSBC BANK USA, NATIONAL ASSOCIATION,

as the Administrative Agent and a Lender

June 14, 2019

i

(continued)

(continued)

(continued)

(continued)

v

(continued)

SCHEDULES

SCHEDULE I:	Credit Party Information/List of Fund Groups
SCHEDULE II:	Lender Commitments and Related Information
SCHEDULE III:	Fund Group Facility Sublimits
SCHEDULE IV:	Credit Party Organizational Structure
SCHEDULE V:	Administrative Agent Account Information

EXHIBITS

EXHIBIT A:	Schedule of Investors/Form of Borrowing Base Certificate
EXHIBIT B:	Form of Note
EXHIBIT C-1:	Form of Borrower Security Agreement
EXHIBIT C-2:	Form of Feeder Fund Security Agreement
EXHIBIT C-3:	Form of Blocker Security Agreement
EXHIBIT D-1:	Form of Borrower Pledge of Collateral Account
EXHIBIT D-2:	Form of Feeder Fund Pledge of Collateral Account
EXHIBIT D-3:	Form of Blocker Pledge of Collateral Account
EXHIBIT E:	Form of Request for Borrowing
EXHIBIT F:	Form of Commitment and Contribution Agreement
EXHIBIT G:	Form of Rollover/Conversion Notice
EXHIBIT H:	Form of Lender Assignment and Assumption
EXHIBIT I:	Form of Qualified Borrower Promissory Note
EXHIBIT J:	Form of Qualified Borrower Guaranty
EXHIBIT K-1:	Form of Feeder Fund Acknowledgment and Confirmation
EXHIBIT K-2:	Form of Blocker Acknowledgment and Confirmation
EXHIBIT L:	Form of ERISA 25% Certificate
EXHIBIT M:	Form of Responsible Officer’s Certificate
EXHIBIT N:	Form of Compliance Certificate
EXHIBIT O:	Form of Lender Joinder Agreement
EXHIBIT P:	Form of Facility Increase Request
EXHIBIT Q:	Form of Capital Return Certification
EXHIBIT R:	Form of Capital Return Notice
EXHIBIT S-1:	Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships)
EXHIBIT S-2:	Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships)
EXHIBIT S-3:	Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships)
EXHIBIT S-4:	Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships)
EXHIBIT T:	Form of Cayman Investor Notice

REVOLVING CREDIT AGREEMENT

THIS REVOLVING CREDIT AGREEMENT, is dated as of June 14, 2019, by and among AB-ABBOTT PRIVATE EQUITY INVESTORS 2019 (DELAWARE) FUND L.P., a Delaware limited partnership (the “Initial Borrower”, and collectively with any other Borrower becoming party hereto (including Qualified Borrowers), the “Borrowers”), AB-ABBOTT PRIVATE EQUITY INVESTORS G.P. L.P., a Delaware limited partnership (the “Initial General Partner”), the banks and financial institutions from time to time party hereto as Lenders and HSBC BANK USA, NATIONAL ASSOCIATION, (“HSBC”), as the Administrative Agent (as hereinafter defined) for the Secured Parties.

A. The Initial Borrower has requested that the Lenders make loans to provide working capital to the Initial Borrower and to any other Borrower becoming a party hereto for purposes permitted under the Constituent Documents (as defined below) of the Credit Parties (as defined below).

B. The Lenders are willing to make loans upon the terms and subject to the conditions set forth in this Credit Agreement.

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. DEFINITIONS

1.1 Defined Terms. For the purposes of the Loan Documents, unless otherwise expressly defined, the following terms shall have the meanings assigned to them below:

“Account Bank” means State Street Bank and Trust Company or any other Eligible Institution designated as an “Account Bank” from time to time in a Borrower Control Agreement.

“Adequately Capitalized” means compliance with the capital standards for bank holding companies as described in the Bank Holding Company Act of 1956, as amended, and regulations promulgated thereunder.

“Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor.

“Administrative Agent” means HSBC, until the appointment of a successor “Administrative Agent” pursuant to Section 11.9 and, thereafter, shall mean such successor Administrative Agent.

“Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” of any Person means any other Person that, directly or indirectly, controls or is controlled by, or is under common control with, such Person. For the purpose of this definition, “control” and the correlative meanings of the terms “controlled by” and “under common control with” when used with respect to any specified Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting shares, partnership interests, shareholder interests, membership interests or by contract or otherwise.

“Agencies” has the meaning provided in Section 12.17.

“Agency Services Address” means the address for the Administrative Agent set forth in Section 12.6, or such other address as may be identified by written notice from the Administrative Agent to the Borrowers and the Lenders from time to time.

“Agent-Related Person” has the meaning provided in Section 11.3.

“Agents” means the Administrative Agent and any successor and assign in such capacity.

“AIV Borrower” means each Borrower identified as an “AIV Borrower” on Schedule I, together with any other Alternative Investment Vehicle which becomes a Borrower under this Credit Agreement pursuant to Section 6.4.

“Alternative Investment Vehicle” means an entity created in accordance with Section 2.3(b) of the Partnership Agreement of the applicable Borrower in the applicable Fund Group (or the corresponding section of the Partnership Agreement of any other Borrower or Feeder Fund in any Fund Group) or otherwise thereunder to make Investments.

“Annual Valuation Period” means the “annual valuation period” as defined in 29 C.F.R. §2510.3-101(d)(5) as determined for each Borrower.

“Anti-Terrorism Laws” means any Applicable Law relating to money laundering or terrorism, including any executive orders or regulations promulgated thereunder.

“Applicable Law” means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, published interpretations and orders of courts or Governmental Authorities and all orders and decrees of all courts and arbitrators.

“Applicable Margin” has the meaning set forth in the Fee Letter; provided, however, that the Administrative Agent may establish a different Applicable Margin for each Fund Group added after the Closing Date as provided in Section 12.23.

“Applicable Requirement” means each of the following requirements:

(a) such Investor (or such Investor’s Sponsor, Responsible Party or Credit Provider, if applicable) shall be a Rated Investor, and such Investor (or such Investor’s Sponsor, Responsible Party or Credit Provider, as applicable) shall have a Rating of BBB+/Baa1 or higher; and

(b) if such Investor (or such Investor’s Sponsor (other than the Sponsor of an individual retirement account), Responsible Party or Credit Provider, if applicable) is:

(i) a Bank Holding Company, it shall have Adequately Capitalized status or better

(ii) an insurance company, it shall have a Best’s Financial Strength Rating of A- or higher;

(iii) if such Investor or such Investor’s Credit Provider, as applicable, is a Pension Plan Investor or Governmental Plan Investor, or the trustee or nominee of a Pension Plan Investor or a Governmental Plan Investor, such Pension Plan Investor or Governmental Plan Investor, as applicable, shall have a minimum Funding Ratio based on the Rating of its Sponsor or Responsible Party, as applicable, as follows:

Sponsor/Responsible Party Rating	Minimum Funding Ratio
A-/A3 or higher	No minimum
BBB+/Baa1	90%; or

(iv) an Endowment Fund Investor, its Sponsor shall either (x) be a party to the Subscription Agreement of such Endowment Fund Investor and jointly and severally liable for such Endowment Fund Investor’s Unfunded Capital Commitment or (y) guarantee the obligations of such Endowment Fund Investor to make its Unfunded Capital Commitment pursuant to an unconditional guarantee or other Credit Link Documents in form and substance satisfactory to the Administrative Agent in its sole discretion.

The first Rating indicated in each case above is the S&P Rating and the second Rating indicated in each case above is the Moody’s Rating. In the event that the S&P and Moody’s Ratings are not equivalent, the Applicable Requirement shall be based on the lower of the two. If any such Person has only one Rating from either S&P or Moody’s, then that Rating shall apply. If the Rating of any Investor (or such Investor’s Sponsor, Responsible Party or Credit Provider, as applicable) falls below the Rating required by this definition, then such Investor shall be deemed to have failed the Applicable Requirement.

“Assignee” has the meaning provided in Section 12.11(b).

“Assignment and Assumption” means the agreement contemplated by Section 12.11(b), pursuant to which any Lender assigns all or any portion of its rights and obligations hereunder, which agreement shall be substantially in the form of Exhibit H.

“Attributable Indebtedness” means, on any date of determination, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease, the capitalized amount or principal amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease.

“Availability Period” means, with respect to a Fund Group, the period commencing on the Closing Date and ending on the Maturity Date for such Fund Group.

“Available Commitment” means, with respect to each Fund Group, at any time of determination, the lesser of: (a) the Maximum Commitment then in effect, (b) the applicable Fund Group Facility Sublimit, and (c) the Borrowing Base for such Fund Group.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Credit Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 4.9.

“Bail-in Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bank Holding Company” means a “bank holding company” as defined in Section 2(a) of the Bank Holding Company Act of 1956, as amended from time to time and any successor statute or statutes, or a non-bank subsidiary of such bank holding company.

“Basel III” means (a) the agreements on capital requirements, a leverage ratio and liquidity standards contained in “Basel III: A global regulatory framework for more resilient banks and banking systems”, “Basel III: International framework for liquidity risk measurement, standards and monitoring” and “Guidance for national authorities operating the countercyclical capital buffer” published by the Basel Committee on Banking Supervision in December 2010, each as amended, supplemented or restated, (b) the rules for global systemically important banks contained in “Global systemically important banks: assessment methodology and the additional loss absorbency requirement – Rules text” published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented or restated and (c) any further guidance or standards published by the Basel Committee on Banking Supervision relating to “Basel III”.

“Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 4.9.

“Benchmark Replacement” means with respect to any Benchmark Transition Event, the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrowers giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (ii) the related Benchmark Replacement Adjustment; If the Benchmark Replacement as determined would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Credit Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrowers giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities.

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: in the case of clause (1) or (2) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof).

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof).

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 4.9 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 4.9.

“Beneficial Ownership Certification” means, for each Borrower, a certification regarding beneficial ownership of such Borrower as required by the Beneficial Ownership Regulation in a form as agreed to by the Administrative Agent.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Best’s Financial Strength Rating” means a “Best’s Financial Strength Rating” by A.M. Best Company.

“Blocker” means any Blocker becoming a Credit Party hereto with respect to an applicable Fund Group pursuant to Section 6.5.

“Blocker Acknowledgment and Confirmation” means, with respect to a Fund Group, an acknowledgment, consent and confirmation, substantially in the form of Exhibit K-2, mutatis mutandis, as modified, made by the applicable Blocker in favor of the applicable Borrower (with the Administrative Agent, for the benefit of the Secured Parties, entitled to enforce the provisions thereof pursuant to the applicable Borrower Security Agreement), as the same may be amended, restated, amended and restated, supplemented or modified from time to time.

“Blocker Collateral Account” means, for each Blocker, the account listed on Schedule I with respect to such Person, which account shall be solely used for receipt of proceeds from Capital Calls with respect thereto.

“Blocker Collateral Account Pledge” means, with respect to a Fund Group, each pledge of a Blocker Collateral Account, substantially in the form of Exhibit D-3, made by the related Blocker in favor of the applicable Borrower, pursuant to which (a) such Blocker has granted to such Borrower a first priority, exclusive security interest and lien (subject to Permitted Liens) in and to the applicable Blocker Collateral Account and (b) such Borrower appoints the Secured Party’s Agent as its agent solely for purpose of such instrument and for the related Blocker Control Agreement, as the same may be amended, restated, amended and restated, supplemented or modified from time to time.

“Blocker Control Agreement” means, with respect to a Fund Group, a Control Agreement, among the applicable Blocker, the Secured Party’s Agent for the benefit of the applicable Borrower and the Account Bank, as the same may be amended, restated, amended and restated, supplemented or modified from time to time.

“Blocker Managing Member” means, with respect to each Blocker, if any, owned by a Feeder Fund of a Borrower joining the Credit Facility after the Closing Date, the entity named as such Blocker’s general partner, managing member or other Person or group of Persons with similar authority, as applicable, and any successor thereto permitted under this Credit Agreement, as set forth in its joinder documentation.

“Blocker Security Agreement” means, with respect to a Fund Group, a Blocker Security Agreement, substantially in the form of Exhibit C-3, mutatis mutandis, as modified, made by the applicable Blocker in favor of the applicable Borrower, pursuant to which such Blocker and its Blocker Managing Member have granted to the applicable Borrower a first priority, exclusive security interest and Lien under New York law in and to their interests in the Collateral specified therein, as the same may be amended, supplemented or modified from time to time

“Borrower” and “Borrowers” have the meanings provided in the first paragraph hereof.

“Borrower Collateral Account” means, for each Borrower that has Investors, the account listed on Schedule I with respect to such Person, which account shall be solely used for receipt of proceeds from Capital Calls with respect thereto.

“Borrower Collateral Account Pledge” means, with respect to a Fund Group, each pledge of an applicable Borrower Collateral Account in the form of Exhibit D-1, made by the applicable Borrower in favor of the Administrative Agent, pursuant to which such Borrower has granted to the Administrative Agent for the benefit of the Secured Parties, a first priority, exclusive security interest and Lien subject only to Permitted Liens in and to such Borrower Collateral Account, as the same may be amended, restated, amended and restated, supplemented or modified from time to time.

“Borrower Control Agreement” means, with respect to a Fund Group, each Control Agreement among the applicable Borrower, the Administrative Agent and the applicable Account Bank, as the same may be amended, restated, amended and restated, supplemented or modified from time to time.

“Borrower General Partner” means (a) with respect to the Initial Borrower, the Initial General Partner, and (b) with respect to each Borrower joining the Credit Facility after the Closing Date, the entity named as such Borrower’s general partner, managing member or other Person or group of Persons with similar authority, as applicable, and any successor thereto permitted under this Credit Agreement, as set forth in such Borrower’s joinder documentation.

“Borrower Party” has the meaning provided in Section 11.1(a).

“Borrower Security Agreement” means, with respect to a Fund Group, each Borrower Security Agreement, substantially in the form of Exhibit C-1, made by the applicable Borrower and its Borrower General Partner in favor of the Administrative Agent, pursuant to which such Borrower and Borrower General Partner have granted to the Administrative Agent for the benefit of the Secured Parties, a first priority Lien (subject to Permitted Liens) and security interest in, and pledge of, their interests in the Collateral, as the same may be amended, restated, amended and restated, supplemented or modified from time to time.

“Borrowing” means a disbursement made by the Lenders of any of the proceeds of the Loans to a Fund Group, and “Borrowings” means the plural thereof.

“Borrowing Base” means, with respect to each Fund Group, at any time of determination, the sum of (a) ninety percent (90%) of the aggregate Unfunded Capital Commitments of the Included Investors in the Fund Group, (b) sixty-five percent (65%) of the aggregate Unfunded Capital Commitments of the Designated Investors in the Fund Group (other than Designated Investors that are Eligible HNW Investors), and (c) fifty percent (50%) of the aggregate Unfunded Capital Commitments of the Designated Investors in the Fund Group that are Eligible HNW Investors, in each case as such amount is first reduced by all applicable Concentration Limits. For the avoidance of doubt, the Unfunded Capital Commitments of an Excluded Investor of a Borrower in a Fund Group shall be excluded from the Borrowing Base for all Fund Groups until such time as such Investor becomes or is restored as an Included Investor or a Designated Investor.

“Borrowing Base Certificate” means, with respect to a Fund Group, the certification and spreadsheet setting forth the calculation of the Available Commitment for such Fund Group in the form of Exhibit A.

“Business Day” means (a) any day of the year except: a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by Applicable Law to close; and (b) if such day relates to any interest rate settings as to a Loan bearing interest at the Term SOFR rate, any day that is a U.S. Government Securities Business Day.

“Capital Call” means, with respect to a Borrower, a Feeder Fund or a Blocker of a Fund Group, a call upon any or all of the Investors of such Borrower, Feeder Fund or Blocker of a Fund Group, as applicable, for payment of all or any portion of the Capital Commitments pursuant to and in accordance with the applicable Constituent Documents and, as applicable, the Subscription Agreements of the Investors of a Fund Group. “Capital Calls” means, where the context may require, all Capital Calls, collectively.

“Capital Commitment” means, with respect to a Fund Group, (a) in the case of a Feeder Fund in such Fund Group, the accepted capital commitment of an Investor to such Feeder Fund in the amount set forth in the applicable Partnership Agreement or the applicable Subscription Agreement, including, for the avoidance of doubt, a “Capital Commitment”, as such term is defined in the Partnership Agreement of such Feeder Fund, (b) in the case of a Borrower in such Fund Group, the commitment of an Investor to such Borrower to make capital contributions from time to time to such Borrower pursuant to the applicable Partnership Agreement or the applicable Subscription Agreement and (c) in the case of a Blocker in such Fund Group, the commitment of its Investor to such Blocker to make capital contributions from time to time to such Blocker pursuant to the applicable Constituent Documents. The term “Capital Commitment” shall include, for the avoidance of doubt, “Capital Commitment”, as such term is defined in the applicable Partnership Agreement or the applicable Subscription Agreement. “Capital Commitments” means, where the context may require, all Capital Commitments relating to any single Fund Group, collectively.

“Capital Contribution” means, with respect to a Fund Group, the amount of cash actually contributed by an Investor to the applicable Borrower(s), Feeder Fund(s) or Blocker(s) of such Fund Group, as applicable, with respect to its Capital Commitment or otherwise as a capital contribution as of the time such determination is made, less amounts refunded to such Investor in accordance with such Borrower’s, Feeder Fund’s or Blocker’s Constituent Documents. “Capital Contributions” means, where the context may require, all Capital Contributions made by Investors relating to any single Fund Group, collectively.

“Capital Lease” means any lease of any property by any Person or any of its Subsidiaries, as lessee, that should, in accordance with GAAP, be classified and accounted for as a capital lease on a consolidated balance sheet of such Person and its Subsidiaries.

“Capital Return Certification” means, with respect to a Fund Group, the delivery of an updated Borrowing Base Certificate which includes, in the spreadsheet calculating the Available Commitment of such Fund Group, an additional column depicting the Returned Capital distributed to each Investor relating to such Fund Group, along with a certification by a Responsible Officer of the applicable Borrower or Feeder Fund, as applicable, in the form of Exhibit Q that such amounts have been returned to such Investors and are recallable as Capital Contributions pursuant to a Capital Call under the applicable Partnership Agreement.

“Capital Return Notice” means, with respect to a Fund Group, the written notice delivered to an Investor by or on behalf of any Credit Party of such Fund Group for the purpose of making a return of capital pursuant to the applicable Credit Party’s Partnership Agreement, which notice shall be in the form of Exhibit R. “Capital Return Notices” means, where the context may require, all Capital Return Notices made by any such Credit Party, collectively.

“Cash Control Event” shall occur with respect to a Fund Group if, on any date of determination, with respect to such Fund Group, (a) a Fund Group Event of Default has occurred and is continuing; (b) a Fund Group Potential Default that would give rise to a Fund Group Event of Default pursuant to Section 10.1(a), (b) (solely with respect to Section 7.20), (i), (n), (o) or (t) has occurred and is continuing; or (c) a mandatory prepayment has been triggered pursuant to Section 3.5(b), irrespective of whether such prepayment has become due and payable under the grace periods afforded in Section 3.5(b).

“Change in Law” means the occurrence, after the date of this Credit Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means an event that shall exist if (a) neither the Initial General Partner nor an Affiliate of AllianceBernstein L.P. is the Borrower General Partner of each Borrower or (b) AllianceBernstein L.P. fails to control, directly or indirectly, the Investment Manager.

“CIMA” means the Cayman Islands Monetary Authority and any successor regulatory body thereto under the PF Act.

“Closing Date” means the date hereof.

“Collateral” means, with respect to each Fund Group, all of the collateral security for the Obligations of such Fund Group pledged or granted pursuant to the Collateral Documents with respect to such Fund Group. For the avoidance of doubt, with respect to each Fund Group, no amounts (other than Capital Contributions that were required to be directed to a Collateral Account in accordance with the terms hereof) paid to the Initial General Partner, with respect to the initial Fund Group or paid to any other Borrower General Partner, Feeder Fund General Partner or Blocker Managing Member with respect to any applicable additional Fund Group, as applicable, pursuant to a related Partnership Agreement shall constitute Collateral with respect to such Fund Group.

“Collateral Account” means, with respect to each Fund Group Party that has Investors, each account listed on Schedule I next to such Fund Group Party’s name into which its Investors are required to deposit Capital Contributions made pursuant to Capital Calls. “Collateral Accounts” means, where the context requires, all Collateral Accounts, collectively.

“Collateral Account Pledges” means, collectively with respect to a Fund Group, the Borrower Collateral Account Pledges, the Feeder Fund Collateral Account Pledges and the Blocker Collateral Account Pledges relating thereto, as applicable.

“Collateral Documents” with respect to a Fund Group has the meaning provided in Section 5.1.

“Commitment” means, for each Lender, the amount set forth on Schedule II on its respective Assignment and Assumption or Lender Joinder Agreement, as the same may be reduced from time to time by the Borrowers pursuant to Section 3.6 or by further assignment by such Lender pursuant to Section 12.11(b).

“Commitment and Contribution Agreement” means a Commitment and Contribution Agreement, substantially in the form of Exhibit F, by and among the applicable Borrower, its Borrower General Partner, the applicable Feeder Fund, its Feeder Fund General Partner, the applicable Blocker and its Blocker Managing Member.

“Compliance Certificate” has the meaning provided in Section 8.1(b).

“Concentration Limit” means, with respect to each Fund Group, the limits on the aggregate amount of an Uncalled Capital Commitment set forth below, calculated for each Investor classification in a Fund Group as a percentage of the aggregate Uncalled Capital Commitments of all Included Investors and Designated Investors of such Fund Group:

Investor Classification	Concentration Limit
Single Rated Investor that is an Included Investor	15.0%
Single Eligible HNW Investor	3.0%
Single Designated Investor that is not an Eligible HNW Investor	10.0%

provided, that, for purposes of calculating the above Concentration Limits for any Investor, each Investor and its investing affiliates shall be treated as a single Investor and such Concentration Limits may be modified by the Administrative Agent in its sole discretion for the initial approval of new Fund Groups with lower Investor diversity.

“Confidential Information” means, at any time, all documents, data, reports, interpretations, forecasts and records containing or otherwise reflecting information and concerning the Credit Parties, any Investor, any Investor Sponsor, any Responsible Party, any Credit Provider, the Parent, Bernstein Global Wealth Management, the Investment Manager or AXA, Abbott Capital Management, LLC or any of their Affiliates (each a “Protected Party”), together with analyses, compilations, studies or other documents, which contain or otherwise reflect such information made available by or on behalf of the Credit Parties or any Protected Party pursuant to this Credit Agreement, any other Loan Document, any Constituent Document or a Subscription Agreement, orally or in writing to the Administrative Agent or any Lender (each a “Receiving Party”) or their respective attorneys, certified public accountants or agents (each a “Representative”), but shall not include any data or information that: (a) was or became generally available to the public at or prior to the time such information is provided to a Receiving Party or Representative; (b) was or became available to a Receiving Party or its Representatives on a non-confidential basis from a source not known by the Receiving Party or its Representatives to be bound by a confidentiality restriction or obligation arising under law or by contract at or prior to such time; or (c) is independently developed by the Receiving Party or its Representatives on its or their behalf without use of any Confidential Information.

“Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Reference Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 4.9 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Credit Agreement and the other Loan Documents).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Constituent Documents” means, for any Person, its constituent or organizational documents and any governmental or other filings related thereto, including: (a) in the case of any limited partnership, exempted limited partnership, joint venture, trust or other form of business entity, the limited partnership agreement, exempted limited partnership agreement, joint venture agreement, articles of association or other applicable agreement of formation and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation with the secretary of state or other department in the state or jurisdiction of its formation, including, as applicable, any section 9(1) and section 10 statements filed in accordance with the laws of the Cayman Islands; (b) in the case of any limited liability company, the articles of formation, limited liability company agreement and/or operating agreement for such Person; and (c) in the case of a corporation or an exempted company, the certificate of incorporation or memorandum and articles of association and/or, as applicable, the bylaws for such Person, in each such case as it may be restated, modified, amended or supplemented from time to time. For the avoidance of doubt, with respect to the Borrowers, the Feeder Funds and the Blockers, their “Constituent Documents” shall include the Partnership Agreements of the Borrowers, the Feeder Funds and the Blockers, and with respect to any Fund Group that includes a Blocker, the Commitment and Contribution Agreement relating thereto.

“Continue”, “Continuation”, and “Continued” shall refer to the continuation pursuant to a Rollover of a SOFR Loan from one Interest Period to the next Interest Period.

“Control Agreements” means, with respect to a Fund Group, collectively, each Borrower Control Agreement, each Feeder Fund Control Agreement and each Blocker Control Agreement, in each case relating to such Fund Group.

“Controlled Group” means: (a) the controlled group of corporations as defined in Section 414(b) of the Internal Revenue Code; or (b) the group of trades or businesses under common control as defined in Section 414(c) of the Internal Revenue Code (and Sections 414(m) and (o) of the Internal Revenue Code for purposes of provisions relating to Section 412 of the Internal Revenue Code), in each case of which the applicable Credit Party is a member.

“Conversion Notice” has the meaning provided in Section 2.3(f).

“Convert,” “Conversion,” and “Converted” shall refer to a conversion pursuant to Section 2.3(f) or Section 4 of one Type of Loan into another Type of Loan.

“Credit Agreement” means this Revolving Credit Agreement, of which this Section 1.1 forms a part, as amended, restated, supplemented or otherwise modified from time to time.

“Credit Facility” means, with respect to a Fund Group, the credit facility provided to the Borrowers in such Fund Group by the Lenders under the terms and conditions of this Credit Agreement and the other Loan Documents.

“Credit Link Documents” means such financial information and documents as may be requested by the Administrative Agent in its sole discretion, to reflect and connect the relevant or appropriate credit link or credit support of a Sponsor, Credit Provider or Responsible Party, as applicable, to the obligations of the applicable Investor to make Capital Contributions, which may include a written guaranty or such other acceptable instrument determined by the Administrative Agent in its sole discretion as to whether the applicable Investor satisfies the Applicable Requirement based on the Rating or other credit standard of its Sponsor, Credit Provider or Responsible Party, as applicable.

“Credit Party” means, with respect to each Fund Group, as applicable, each Borrower, Borrower General Partner, Feeder Fund, Feeder Fund General Partner, Blocker and Blocker Managing Member constituting a member of such Fund Group; and “Credit Parties” means, with respect to each Fund Group, as applicable, the Borrowers, the Borrower General Partners, the Feeder Funds, the Feeder Fund General Partners, the Blockers and the Blocker Managing Members constituting members of such Fund Group, collectively.

“Credit Provider” means a Person providing Credit Link Documents, in form and substance acceptable to the Administrative Agent in its sole discretion, of the obligations of an Investor to make Capital Contributions.

“Debt Limitations” means the limitations set forth in Section 9.11.

“Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.

“Default Rate” means on any day the lesser of: (a) the Reference Rate in effect on such day plus two percent (2%) and (b) the Maximum Rate.

“Defaulting Lender” means, subject to Section 12.12(b) and Section 4.8, any Lender that (a) has failed to (i) fund all or any portion of the Loans required to be funded by it hereunder within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrowers in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has notified any Credit Party or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Credit Parties, to confirm in writing to the Administrative Agent and the Credit Parties that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Credit Parties), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d), and of the effective date of such status, above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 12.12(b) and Section 4.8(b)) upon delivery of written notice of such determination to the Credit Parties and each other Lender.

“Designated Investor” means, with respect to a Fund Group, an Investor that (a) has been approved in writing as a Designated Investor in such Fund Group by (x) with respect to any Eligible HNW Investor, the Administrative Agent, in its sole discretion, and (y) with respect to any other Designated Investor, the Administrative Agent and each Lender, each in its sole discretion, and (b) in respect of which there has been delivered to the Administrative Agent:

(i)

a true and correct copy of the Subscription Agreement executed and delivered by such Investor which shall be acceptable to the Administrative Agent and a copy of the acceptance letter accepting such Subscription Agreement;

(ii)	any Constituent Documents of the applicable Credit Party executed and delivered by such Investor;

(iii)	a true and correct copy of each Side Letter executed by such Investor, which shall be acceptable to the Administrative Agent in its sole discretion;

(iv)	if applicable, the Credit Link Documents of such Investor’s Sponsor, Credit Provider or Responsible Party, as applicable, executed and delivered by such Person;

(v)

if such Investor’s Subscription Agreement or any Constituent Document of the applicable Credit Party executed by such Investor was signed by any Credit Party or any Affiliate of any Credit Party, as an attorney-in-fact on behalf of such Investor, if reasonably requested by the Administrative Agent, the Administrative Agent shall have received evidence of such signatory’s authority documentation reasonably satisfactory to the Administrative Agent;

(vi)

if requested by the Administrative Agent in its sole discretion, if such Investor is organized under the laws of any jurisdiction other than the United States of America or any state thereof, a written submission to the jurisdiction of a United States Federal District Court and a United States state court, and any appellate court from any thereof, with respect to any litigation arising out of or in connection with its Subscription Agreement or any Constituent Document of the applicable Credit Party (such submission to be in form and substance reasonably satisfactory to the Administrative Agent in its sole discretion, who may in its sole and reasonable discretion require an opinion of counsel that such submission is enforceable); and

(vii)

if requested by the Administrative Agent in its sole discretion, if such Investor is a Governmental Authority or an instrumentality of or majority owned by a Governmental Authority or otherwise entitled to any sovereign or other immunity in respect of itself, its property or any such litigation in any jurisdiction, court or venue, a written waiver (in form and substance satisfactory to the Administrative Agent in its sole discretion) of any such claim of immunity arising out of or in connection with its Subscription Agreement or any Constituent Document of the applicable Credit Party and an opinion of counsel that such waiver is enforceable or that such Investor and its property is not entitled to any such immunity;

provided that (1) any Designated Investor in respect of which an Exclusion Event has occurred shall thereupon no longer be a Designated Investor with respect to any Fund Group until such time as all Exclusion Events in respect of such Investor shall have been cured or waived and such Investor shall have been restored as a Designated Investor in the applicable Fund Group in the sole discretion of (x) with respect to Eligible HNW Investors, the Administrative Agent, and (y) with respect to any other Designated Investors, the Administrative Agent and each Lender; and (2) each restoration under clause (1) of this proviso shall be subject to the satisfaction of such initial or ongoing conditions as may reasonably be specified by the Administrative Agent. Designated Investors approved by the Administrative Agent for any Fund Group subsequent to the Closing Date will be evidenced by an updated Exhibit A provided by the Administrative Agent to the

Borrowers of the applicable Fund Group. For the avoidance of doubt, no Investor that is an Affiliate of HSBC shall be a Designated Investor. Notwithstanding the foregoing, each Eligible HNW Investor shall be approved as a Designated Investor on and after the date upon which (i) such Eligible HNW Investor meets all eligibility criteria to become a “Designated Investor” (including, for the avoidance of doubt, the approval of the Administrative Agent, in its sole discretion) and (ii) no Exclusion Event has occurred with respect to such Eligible HNW Investor unless cured to the satisfaction of the Administrative Agent; provided that during any time any of the foregoing clauses (i) and (ii) is not satisfied, such Eligible HNW Investor shall be classified as an Excluded Investor.

“Distribution” has the meaning provided in Section 9.17.

“Dollars” and the sign “$” mean the lawful currency of the United States of America.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 12.11(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 12.11(b)(iii)).

“Eligible HNW Investor” means an HNW Investor that (i) satisfies the criteria for a Designated Investor, and, if a natural Person, is not deceased, and if a family office or family trust, the primary benefactor of which is not deceased and (ii) is (a) a “qualified purchaser” within the meaning of Section 3(c)(7) of the Investment Company Act of 1940, as amended, or (b) an “accredited investor” as defined in the Securities Act of 1933, as amended.

“Eligible Institution” means any depository institution, organized under the laws of the United States or any state, having capital and surplus in excess of $200,000,000, the deposits of which are insured by the Federal Deposit Insurance Corporation to the fullest extent permitted by Applicable Law and which is subject to supervision and examination by federal or state banking authorities; provided that such institution also must have a short-term unsecured debt rating of at least P-1 from Moody’s and at least A-1 from S&P. If such depository institution publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

“Endowment Fund Investor” means an Investor that is a wholly owned, tax exempt, public charity subsidiary of a Sponsor, the assets of which Investor are not wholly disbursable for the Sponsor’s purposes on a current basis under the specific terms of all applicable gift instruments, formed for the sole purpose of accepting charitable donations on behalf of such Sponsor and investing the proceeds thereof.

“Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, accusations, allegations, notices of noncompliance or violation, investigations (other than internal reports prepared by any Person in the ordinary course of business and not in response to any third party action or request of any kind) or proceedings relating in any way to any actual or alleged material violation by any Credit Party of or liability of any Credit Party under any Environmental Law or relating to any permit issued, or any approval given, to any Credit Party under any such Environmental Law, including, without limitation, any and all claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages, contribution, indemnification cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to human health or the environment.

“Environmental Laws” means any and all applicable federal, foreign, state, provincial and local laws, binding and enforceable statutes, ordinances, codes, rules, standards and regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of human health from exposure to Hazardous Materials or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials.

“Environmental Liability” means any claim, demand, liability (including strict liability) obligation, accusation or cause of action, or any order, violation, loss, damage (including, without limitation, to any Person, property or natural resources and including consequential damages), injury, judgment, penalty or fine, cost of enforcement, cost of remedial action, cleanup, restoration or any other cost or expense whatsoever (including reasonable fees, costs and expenses of attorneys, consultants, contractors, experts and laboratories) and disbursements in connection with any Environmental Claims, violation or alleged violation of any Environmental Law, the imposition of any Environmental Lien or the failure to comply in all material respects with any Environmental Law.

“Environmental Lien” means a Lien in favor of any Governmental Authority: (a) under any Environmental Law; or (b) for any liability or damages arising from, or costs incurred by, any Governmental Authority in response to the Release or threatened Release of any Hazardous Material.

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, and the rules and regulations promulgated thereunder, each as amended or modified from time to time.

“ERISA 25% Certificate” means a certificate from an applicable Borrower, delivered by an authorized officer of such Borrower, substantially in the form attached hereto as Exhibit L.

“ERISA Investor” means an Investor that is: (a) an “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) subject to the fiduciary responsibility provisions of Title I of ERISA; (b) any “plan” defined in and subject to Section 4975 of the Internal Revenue Code; or (c) any entity or account whose assets include or are deemed to include the Plan Assets of one or more such employee benefit plans or plans pursuant to the Plan Asset Regulations or any other relevant legal authority.

“Erroneous Payment” has the meaning assigned to it in Section 11.12(a).

“Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 11.12(d)(i).

“Erroneous Payment Impacted Class” has the meaning assigned to it in Section 11.12(d)(i).

“Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 11.12(d)(i).

“Erroneous Payment Subrogation Rights” has the meaning assigned to it in Section 11.12(e).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Event of Default” has the meaning provided in Section 10.1.

“Excluded Investor” means any Investor that is not an Included Investor or a Designated Investor of a Fund Group, including any Investor that is subject to an Exclusion Event that has not been cured in accordance with the provisions hereof. Any Investor that is subject to an Exclusion Event may, in the sole discretion of (x) with respect to Included Investors and Eligible HNW Investors, the Administrative Agent, and (y) with respect to any Designated Investors that are not Eligible HNW Investors, the Administrative Agent and each Lender, be re-included as an Included Investor or a Designated Investor, as applicable, when the circumstances giving rise to the applicable Exclusion Event have been cured.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the applicable Borrowers under Section 4.8(b)) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 4.1, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 4.1(f) and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Exclusion Event” means, with respect to any Included Investor or Designated Investor (or, if applicable, the Sponsor, Responsible Party, or Credit Provider of such Included Investor or Designated Investor) of any Fund Group any of the following events shall occur (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority):

(a) such Investor shall: (i) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor, liquidator or other similar official of itself or of all or a substantial part of its assets; (ii) file a voluntary petition as debtor in bankruptcy or admit in writing that it is unable to pay its debts as they become due; (iii) make a general assignment for the benefit of creditors; (iv) file a petition or answer seeking reorganization or an arrangement with creditors or take advantage of any Debtor Relief Laws; (v) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization, or insolvency proceeding; or (vi) take personal, partnership, limited liability company, corporate or trust action, as applicable, for the purpose of effecting any of the foregoing;

(b) an involuntary case or other proceeding shall be commenced against it, seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or an order, order for relief, judgment, or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition seeking such Investor’s reorganization or appointing a receiver, custodian, trustee, intervenor, or liquidator of such Person or of all or substantially all of its assets and such case or other proceeding shall continue unstayed and in effect for a period of sixty (60) days, or an order for relief shall be entered in respect of such Person in a proceeding under Debtor Relief Laws;

(c) a Responsible Officer of the applicable Borrower or the applicable Feeder Fund obtains knowledge that any final judgment or decree which in the aggregate exceeds seven and one-half percent (7.5%) of the net worth of such Investor (measured as of the date of its initial designation as an Included Investor or Designated Investor, as applicable, of a Fund Group) shall be rendered against such Person, and (i) any such judgment or decree shall not be discharged, paid, bonded or vacated within thirty (30) days or (ii) enforcement proceedings shall be commenced by any creditor on any such judgment or decree and shall not be stayed;

(d) such Investor shall (i) disaffirm, repudiate, challenge, or declare unenforceable its obligation to make contributions pursuant to its Capital Commitment or a Capital Call or such obligation shall be or become unenforceable, (ii) otherwise disaffirm any material provision of its Subscription Agreement, the Constituent Documents of any Borrower or any Feeder Fund or any Credit Link Document that would reasonably be expected to affect its obligation to make Capital Contributions, or (iii) give any written notice that it will not fund future contributions pursuant to a Capital Call or comply with the provisions of its Subscription Agreement, the Constituent Documents of any Borrower or any Feeder Fund or any Credit Link Document relating to the funding of future Capital Contributions;

(e) such Investor shall fail to make a contribution of capital when initially due pursuant to a Capital Call, without regard to any applicable notice or cure period under the applicable Partnership Agreement, and such delinquency is not cured within five (5) Business Days following issuance by a Credit Party of notice to such Investor that such amount remains unpaid (which notice shall be issued no later than two (2) Business Days of the date such amount was initially due along with prompt notification to the Administrative Agent that such notice has been issued);

(f) such Investor shall be declared a “Defaulting Partner”, under any Partnership Agreement of any Borrower or any Feeder Fund, as applicable;

(g) any representation, warranty, certification or statement made by such Investor under its Subscription Agreement (or related Side Letter), the applicable Partnership Agreement, or Credit Link Document or in any certificate, financial statement or other document delivered pursuant to this Credit Agreement, executed by such Person shall prove to be untrue, inaccurate or misleading in any respect that would reasonably be expected to affect the obligation of the Investor to contribute capital;

(h) a Responsible Officer of the applicable Credit Party obtains knowledge that any Investor encumbers its interest in any Borrower or any Feeder Fund;

(i) a default shall occur in the performance by it of any of the covenants or agreements contained in its Subscription Agreement (or related Side Letter), the applicable Partnership Agreement or Credit Link Document (except as otherwise specifically addressed in this definition), and such default is not cured within five (5) Business Days and such default would reasonably be expected to affect the obligation of the Investor to contribute capital;

(j) in the case of each Investor that is an Included Investor described in clause (a)(i) of the first sentence of the definition of “Included Investor”, a Responsible Officer of the applicable Borrower or the applicable Feeder Fund, as applicable, or the Administrative Agent has knowledge that such Investor has failed to maintain the Applicable Requirement for such Investor required in the definition of “Applicable Requirement” in this Section 1.1;

(k) the occurrence of any circumstance or event which, in the sole discretion of the Administrative Agent, is reasonably expected to have a material and adverse impact on the ability of such Investor to fulfill its obligations under its Subscription Agreement, the applicable Partnership Agreement of any Borrower or any Credit Link Document, to contribute capital upon the earlier of (i) the knowledge of a Responsible Officer of the applicable Borrower or the applicable Feeder Fund, as applicable or (ii) notice from the Administrative Agent of such circumstance or event;

(l) to the knowledge of the applicable Credit Party, in the case of an Investor that is an Included Investor described in clause (a)(ii) of the first sentence of the definition of “Included Investor,” it shall fail to maintain a net worth (determined in accordance with GAAP), measured as of the end of the time period covered in such Person’s most recent financial report, of at least seventy-five percent (75%) of the net worth of such Investor, measured as of the date of its initial designation as an Included Investor;

(m) (i) such Investor shall deliver a notice of withdrawal pursuant to Section 7.4(a) of the Partnership Agreement of the Initial Borrower (or the corresponding section of the Partnership Agreement of an applicable Credit Party), and is placed in the Withdrawal Capital Account or its partnership interest is otherwise withdrawn, redeemed, forfeited or repurchased by such Credit Party, as applicable, to the extent permitted under the applicable Partnership Agreement and the Loan Documents or (ii) such Investor shall have its shares of capital stock repurchased by the applicable Borrower or shall withdraw, retire or resign from the applicable Borrower;

(n) such Investor shall, (i) in accordance with the applicable Partnership Agreement, Transfer its partnership interest in the applicable Borrower or the applicable Feeder Fund, as applicable, or (ii) Transfer its interests in the applicable Borrower in violation of this Credit Agreement, and in each case be released from its obligation under such Partnership Agreement to make contributions pursuant to a Capital Call with respect to such transferred interest, provided that, if such Investor shall Transfer less than all of its partnership interest or membership interest, as applicable, in any Borrower or any Feeder Fund, as applicable, only the Transferred portion shall be excluded from the Borrowing Base; provided further, that to the extent (i) any or all of an Investor’s partnership interest or membership interest, as applicable, is Transferred to an Included Investor or a Designated Investor or (ii) the Administrative Agent consents to the transferee as an Included Investor or Designated Investor, the Unfunded Capital Commitment associated with such Transferred partnership interest or such membership interest shall not be excluded from the Borrowing Base;

(o) any Credit Party, suspends, cancels, reduces, excuses, terminates or abates the Capital Commitment or any amounts due with respect to a Capital Call for such Included Investor or Designated Investor; provided, however, that to the extent such suspension, cancellation, reduction, excuse, termination or abatement relates solely to a portion of such Investor’s Uncalled Capital Commitment, only such suspended, cancelled, reduced, excused, terminated or abated portion shall be excluded from the Borrowing Base;

(p) the Uncalled Capital Commitment of such Investor ceases to be Collateral, subject to a first priority perfected Lien (subject to Permitted Liens) in favor of the Administrative Agent;

(q) in connection with any Borrowing, any Credit Party, has knowledge that such Investor has requested to be excused from funding a Capital Call with respect to the Investment being acquired or otherwise funded with the proceeds of the related Borrowing; provided that only the portion of such Investor’s Uncalled Capital Commitment which would otherwise be contributed to fund such Investment or repay the related Borrowing shall be excluded from the Borrowing Base;

(r) such Investor becomes a Sanctioned Person, or, to any Credit Party’s or Administrative Agent’s knowledge, such Investor’s funds to be used in connection with funding Capital Calls, are derived from illegal or suspicious activities;

(s) if such Investor is an Endowment Fund Investor, a breach or written repudiation by its Sponsor of its keepwell agreement with such Investor;

(t) if such Investor is an ERISA Investor, any failure by its Sponsor to pay any contractual or statutory obligations or make any other payment required by ERISA or the Internal Revenue Code with respect to such ERISA Investor;

(u) in the case of an Included Investor or such Investor’s Credit Provider (not including any HNW Investor), as applicable, which does not have publicly available financial information, the Administrative Agent is unable (after giving the Borrowers ten (10) Business Days’ notice thereof) to obtain annual updated financial information for such Investor or such Investor’s Credit Provider, as applicable, within one-hundred twenty (120) days following the end of the applicable fiscal year of such Investor; or

(v) such Investor enters into a new Side Letter or amends its existing Side Letter (including any amendment via a ‘most favored nations’ clause) in a manner that is materially adverse to any Secured Party as determined by the Administrative Agent in its sole discretion.

“Facility Increase” has the meaning provided in Section 2.15(a).

“Facility Increase Fee” means the fee payable with respect to any Facility Increase in accordance with Section 2.15, as set forth in the Fee Letter.

“Facility Increase Request” means the notice in the form of Exhibit P pursuant to which the Investment Manager on behalf of one or more of the Borrowers request an increase of the Commitments in accordance with Section 2.15.

“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Credit Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code and any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of such Sections.

“Federal Funds Rate” means, for any day, the greater of (a) the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day (or, if such day is not a Business Day, for the immediately preceding Business Day), as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that if such rate is not so published for any day which is a Business Day, the average of the quotation for such day on such transactions received by the Administrative Agent from three (3) Federal funds brokers of recognized standing selected by the Administrative Agent and, upon request of any Borrower, with notice of such quotations to the Borrowers, and (b) 0%.

“Fee Letter” means that certain Fee Letter or Fee Letters, dated the date hereof, among the applicable Credit Parties that are party thereto, the Administrative Agent and certain Lenders, as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Feeder Fund” means each Person identified as a “Feeder Fund” on a schedule to the joinder agreement pursuant to which any Borrower becomes a party to this Credit Agreement), as amended, restated, modified or supplemented from time to time.

“Feeder Fund Acknowledgment and Confirmation” means, with respect to a Fund Group, an acknowledgment, consent and confirmation, substantially in the form of Exhibit K-1, made by a Feeder Fund and its Feeder Fund General Partner in favor of the related Borrower or Blocker, as applicable (with the Administrative Agent, for the benefit of the Secured Parties, entitled to enforce the provisions thereof pursuant to the related Borrower Security Agreement), as the same may be amended, supplemented or modified from time to time.

“Feeder Fund Collateral Account” means, for a Feeder Fund, with respect to such Fund Group, the account listed on Schedule I with respect to such Person, which account shall be solely used for receipt of proceeds from Capital Calls with respect thereto.

“Feeder Fund Collateral Account Pledge” means, with respect to such Fund Group, the pledge of a Feeder Fund Collateral Account, substantially in the form of Exhibit D-2, made by the applicable Feeder Fund in favor of the related Borrower or Blocker, as applicable, pursuant to which (a) such Feeder Fund has granted to such Borrower or Blocker, as applicable, a first priority, exclusive security interest and lien (subject to Permitted Liens) in and to its Feeder Fund Collateral Account and (b) such Borrower or Blocker, as applicable, has authorized the Administrative Agent (acting as agent for the Initial Borrower or Blocker, as applicable (and not in its own or any other capacity)) to act on its behalf for purpose of such instrument and for such Feeder Fund Control Agreement, as the same may be amended, restated, amended and restated, supplemented or modified from time to time.

“Feeder Fund Control Agreement” means, with respect to such Fund Group, a Control Agreement, among the applicable Feeder Fund, its related Borrower or Blocker, as applicable, and the Account Bank, as the same may be amended, restated, amended and restated, supplemented or modified from time to time.

“Feeder Fund General Partner” means with respect to each Feeder Fund joining the Credit Facility as a Credit Party after the Closing Date, the entity named as such entity’s general partner, managing member or other Person or group of Persons with similar authority, as applicable, and any successor thereto permitted under this Credit Agreement, as set forth in its joinder documentation.

“Feeder Fund Security Agreement” means, with respect to such Fund Group, the applicable Feeder Fund Security Agreement, substantially in the form of Exhibit C-2, made by the applicable Feeder Fund and its Feeder Fund General Partner in favor of the related Borrower or Blocker, as applicable, pursuant to which such Feeder Fund and its Feeder Fund General Partner have granted to such Borrower or Blocker, as applicable, a first priority, exclusive security interest and Lien under New York law in and to their interests in the Collateral specified therein, as the same may be amended, restated, amended and restated, supplemented or modified from time to time.

“Filings” means (a) UCC financing statements, UCC financing statement amendments and UCC financing statement terminations, (b) applicable entries in the Register of Mortgages and Charges in respect of any applicable Credit Parties (other than exempted limited partnerships) formed under the laws of the Cayman Islands, and notices substantially in the form of Exhibit T with respect to the applicable Collateral Documents sent to the Investors of each Borrower or Feeder Fund formed and registered under the laws of the Cayman Islands and (c) the substantial equivalent as reasonably determined to be necessary by the Administrative Agent in any other jurisdiction in which any Credit Party may be formed.

“Floor” means an interest rate of zero percent (0%).

“Foreign Lender” means (a) if the applicable Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the applicable Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the applicable Borrower is resident for tax purposes.

“Fund Group” means a group of Borrowers, Feeder Funds, Blockers and Qualified Borrowers, if applicable, as set forth as a “Fund Group” on Schedule I hereto (as supplemented, modified, amended, or restated from time to time with the consent of the applicable Borrowers and the Administrative Agent, in its sole discretion). Each Borrower, Feeder Fund, Blocker and Qualified Borrower shall only belong to one Fund Group. For the avoidance of doubt, each Loan advanced to any Borrower or Qualified Borrower in a Fund Group is subject to the absence of any Event of Default with respect to such Fund Group or Potential Default with respect to such Fund Group, and the Obligations of each applicable Borrower shall be subject to the cross-security on a joint and several basis of the other members of such Fund Group other than the Qualified Borrowers but shall not be subject to cross-default or cross-collateralization with any other Fund Group. The Obligations of any Qualified Borrower in a Fund Group shall be guaranteed only by the Borrower that designates such Qualified Borrower; provided that the Obligations of the Borrower providing such guaranty shall be cross-secured on a joint and several basis by the other Borrowers in such Fund Group. For the avoidance of doubt, additional “Fund Groups” may be added to this Credit Facility with the consent of the Administrative Agent in its sole discretion so long as (i) the Borrower with respect to such Fund Group that enters into a joinder agreement and becomes a Borrower hereto and to the other Collateral Documents and appoints a Main Fund to act on its behalf as contemplated by Section 12.22 and (ii) the entities reflected therein as Qualified Borrowers, AIV Borrowers, Parallel Borrowers, Feeder Funds or Blockers, as applicable, are added pursuant to Section 6.3, Section 6.4 and Section 6.5 hereof as applicable. As of the Closing Date, there is only one Fund Group.

“Fund Group Event of Default” means, with respect to a Fund Group, an Event of Default with respect to any Credit Party in such Fund Group.

“Fund Group Facility Sublimit” means, with respect to each Fund Group, an amount, subject to the limitations below, equal to the “Initial Fund Group Facility Sublimit” corresponding to such Fund Group as set forth on Schedule III hereto, as such amount may be revised from time to time. The Fund Group Facility Sublimits may be reallocated among the Fund Groups subject to (i) ten (10) Business Days advance written notice to the Administrative Agent and approval by the Administrative Agent in its sole discretion, (ii) compliance with the debt limitations in the applicable Fund Group’s Constituent Documents, (iii) any other limitation mutually agreed upon by the Main Fund of each applicable Fund Group and the Administrative Agent upon the addition of such Fund Group and (iv) if such reallocation would result in any mandatory prepayment being required pursuant to Section 3.5(b), such mandatory prepayment shall be made prior to the effectiveness of such reallocation. The Fund Group Facility Sublimit of each Fund Group as of the Closing Date is set forth on Schedule III hereto. For the avoidance of doubt, all Lenders will share each Fund Group Facility Sublimit on a pro rata basis in accordance with their respective Commitments.

“Fund Group Party” means, with respect to a Fund Group, each Credit Party in such Fund Group; “Fund Group Parties” means, with respect to any Fund Group, all Credit Parties in such Fund Group, collectively.

“Fund Group Potential Default” means, with respect to a Fund Group, any condition, act or event which, with the giving of notice or lapse of time or both, would become a Fund Group Event of Default.

“Funding Ratio” means: (a) for a Governmental Plan Investor or other plan not covered by clause (b) below, the total net fair market value of the assets of the plan over the actuarial present value of the plan’s total benefit liabilities, as reported in such plan’s most recent audited financial statements; and (b) for a Pension Plan Investor that is subject to Form 5500 – series reporting requirements, the funding target attainment percentage reported on Schedule SB to the Form 5500 or the funded percentage for monitoring the plan’s status reported on Schedule MB to the Form 5500, as applicable, as reported on the most recently filed Form 5500 by such ERISA Investor with the United States Department of Labor.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“General Partner” means, as applicable with respect to the related Fund Group, (a) with respect to the Initial Borrower, the Initial General Partner; (b) with respect to a Feeder Fund, the Feeder Fund General Partner; and (c) with respect to each Borrower joining the Credit Facility after the Closing Date, the entity named as such Borrower’s general partner, managing member or other Person or group of Persons with similar authority, as applicable, and any successor thereto permitted under this Credit Agreement, as set forth in its joinder documentation.

“Governmental Approvals” means all authorizations, consents, approvals, permits, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Governmental Plan Investor” means an Investor that is a governmental plan as defined in Section 3(32) of ERISA.

“Guaranty Obligations” means, with respect to the Borrowers in a Fund Group and their Subsidiaries, without duplication, any obligation, contingent or otherwise, of any such Person pursuant to which such Person has directly or indirectly guaranteed any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term Guaranty Obligation shall not include endorsements for collection or deposit in the ordinary course of business.

“Hazardous Material” means any substances or materials (a) which are, or at the relevant time have become, defined as hazardous wastes, hazardous substances, pollutants, contaminants, or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise toxicologically harmful to human health or harmful to the environment and are, or at the relevant time have become, regulated by any Governmental Authority with applicable jurisdiction, (c) the presence of which require investigation or remediation under any Environmental Law or applicable common law, (d) the discharge or emission or release of which requires a permit or license under any Environmental Law or other applicable Governmental Approval, (e) which are deemed to constitute a nuisance or a trespass which pose a toxicological hazard to Persons or an environmental hazard to neighboring properties, or (f) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas.

“Hedge Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement, all as amended, restated, supplemented or otherwise modified from time to time.

“Hedge Termination Value” means, in respect of any one or more Hedge Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Agreements, (a) for any date on or after the date such Hedge Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedge Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedge Agreements (which may include a Lender or any Affiliate of a Lender).

“HNW Investor” means each Investor that is (a) a domestic or international individual investor (including a natural Person, family office, family trust (or other form of estate planning vehicle acceptable to a Borrower as an Investor and disclosed to the Administrative Agent)), (b) an entity owned or controlled or established by a domestic or international individual investor (including a natural Person and an individual retirement account of such natural Person, family office or family trust (or other form of estate planning vehicle acceptable to a Borrower as an Investor and disclosed to the Administrative Agent)) or (c) an aggregating entity comprised of multiple entities of the type described in the foregoing clauses (a) and (b). All HNW Investors shall be sourced from the global wealth management division of Sanford C. Bernstein & Co., LLC.

“HSBC” has the meaning provided in the first paragraph hereto.

“Included Investor” means, with respect to a Fund Group, an Investor (a) that either (i) meets the Applicable Requirement (or whose Credit Provider, Sponsor or Responsible Party, as applicable, meets the Applicable Requirement) and at the request of one or more Borrowers of the applicable Fund Group has been approved in writing as an Included Investor for such Fund Group by the Administrative Agent, in its reasonable discretion, or (ii) does not meet the Applicable Requirement but at the request of one or more Borrowers of the applicable Fund Group has been approved in writing as an Included Investor for such Fund Group by the Administrative Agent and each Lender, in its sole discretion, and (b) in respect of which there has been delivered to the Administrative Agent:

(i)

a true and correct copy of the Subscription Agreement executed and delivered by such Investor which shall be acceptable to the Administrative Agent and a copy of the acceptance letter accepting such Subscription Agreement;

(ii)	any Constituent Documents of the applicable Credit Party executed and delivered by such Investor;

(iii)	a true and correct copy of each Side Letter executed by such Investor, which shall be acceptable to the Administrative Agent in its sole discretion;

(iv)	if applicable, the Credit Link Documents of such Investor’s Sponsor, Credit Provider or Responsible Party, as applicable, executed and delivered by such Person;

(v)

if such Investor’s Subscription Agreement or any Constituent Document of the applicable Credit Party executed by such Investor was signed by any Credit Party or any Affiliate of any Credit Party, as an attorney-in-fact on behalf of such Investor, if reasonably requested by the Administrative Agent, the Administrative Agent shall have received evidence of such signatory’s authority documentation reasonably satisfactory to the Administrative Agent;

(vi)

if requested by the Administrative Agent in its sole discretion, if such Investor is organized under the laws of any jurisdiction other than the United States of America or any state thereof, a written submission to the jurisdiction of a United States Federal District Court and a United States state court, and any appellate court from any thereof, with respect to any litigation arising out of or in connection with its Subscription Agreement or any Constituent Document of the applicable Credit Party (such submission to be in form and substance reasonably satisfactory to the Administrative Agent in its sole discretion, who may in its sole and reasonable discretion require an opinion of counsel that such submission is enforceable); and

(vii)

if requested by the Administrative Agent in its sole discretion, if such Investor is a Governmental Authority or an instrumentality of or majority owned by a Governmental Authority or otherwise entitled to any sovereign or other immunity in respect of itself, its property or any such litigation in any jurisdiction, court or venue, a written waiver (in form and substance satisfactory to the Administrative Agent in its sole discretion) of any such claim of immunity arising out of or in connection with its Subscription Agreement or any Constituent Document of the applicable Credit Party and an opinion of counsel that such waiver is enforceable or that such Investor and its property is not entitled to any such immunity;

provided that (1) any Investor in respect of which an Exclusion Event has occurred shall thereupon no longer be an Included Investor in such Fund Group until such time as all Exclusion Events in respect of such Investor in such Fund Group shall have been cured and such Investor shall have been restored as an Included Investor in such Fund Group in the sole discretion of the Administrative Agent; and (2) each restoration under clause (1) of this proviso shall be subject to the satisfaction of such initial or ongoing conditions as may reasonably be specified by the Administrative Agent. The Included Investors of each Fund Group as of the Closing Date are those specified as being Included Investors on Exhibit A, as in effect on the Closing Date, and Included Investors approved for any Fund Group by the Administrative Agent or Lenders, as

applicable, subsequent to the Closing Date will be evidenced by an updated Exhibit A provided by the Administrative Agent to the Borrowers in the applicable Fund Group.

“Increase Effective Date” has the meaning provided in Section 2.15(b).

“Incremental Available Amount” means, with respect to either AB Private Credit Investors Corporation or AB Private Credit Investors Middle Market Direct Lending Fund L.P., the portion of the Borrowing Base that is attributable to the difference between (a) sixty-five percent (65%) of the aggregate Unfunded Capital Commitments of the Designated Investors that are Eligible HNW Investors in such Fund Group, as such amount is first reduced by all applicable Concentration Limits, and (b) fifty percent (50%) of the aggregate Unfunded Capital Commitments of the Designated Investors that are Eligible HNW Investors in such Fund Group, as such amount is first reduced by all applicable Concentration Limits.

“Indebtedness” means, with respect to any Person at any date and without duplication, the sum of the following:

(a) all liabilities, obligations and indebtedness for borrowed money including, but not limited to, obligations evidenced by bonds, debentures, notes or other similar instruments of any such Person;

(b) all obligations to pay the deferred purchase price of property or services of any such Person (including, without limitation, all obligations under non-competition, earn-out or similar agreements), except trade payables arising in the ordinary course of business not more than ninety (90) days past due, or that are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of such Person;

(c) the Attributable Indebtedness of such Person with respect to such Person’s obligations in respect of Capital Leases and Synthetic Leases (regardless of whether accounted for as indebtedness under GAAP);

(d) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business);

(e) all Indebtedness of any other Person secured by a Lien on any asset owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements except trade payables arising in the ordinary course of business), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f) all obligations, contingent or otherwise, of any such Person relative to the face amount of letters of credit, whether or not drawn, and banker’s acceptances issued for the account of any such Person;

(g) all obligations of any such Person to repurchase any securities which repurchase obligation is related to the issuance thereof;

(h) all net obligations of such Person under any Hedge Agreements; and

(i) all Guaranty Obligations of any such Person with respect to any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Hedge Agreement on any date shall be deemed to be the Hedge Termination Value thereof as of such date.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Indemnitee” has the meaning provided in Section 12.5(b).

“Initial Borrower” has the meaning provided in the first paragraph hereof.

“Initial Fund Group Facility Sublimit” means the amount set forth on Schedule III.

“Initial General Partner” has the meaning provided in the first paragraph hereof.

“Interest Option” means SOFR or the Reference Rate.

“Interest Payment Date” means: (a) with respect to any Reference Rate Loan, the last day of the applicable Interest Period for all interest accruing during such Interest Period; (b) as to any SOFR Loan, the last day of each Interest Period therefor and, in the case of any Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at three month intervals after the first day of such Interest Period; (c) the date of any prepayment of any Loan made hereunder, as to the amount prepaid; and (d) the Maturity Date.

“Interest Period” means, as to any Borrowing, the period commencing on the date of such Loan or Borrowing and ending on the numerically corresponding day in the calendar month that is one month thereafter (in each case, subject to the availability thereof), as specified in the applicable Request for Borrowing; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, (iii) no Interest Period shall extend beyond the Maturity Date and (iv) no tenor that has been removed from this definition pursuant to Section 4.9(d) shall be available for specification in such Request for Borrowing. For purposes hereof, the date of a Loan or Borrowing initially shall be the date on which such Loan or Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Loan or Borrowing.

“Internal Revenue Code” means the U.S. Internal Revenue Code of 1986, and the rules and regulations promulgated thereunder, each as amended or modified from time to time.

“Investment” means each “Equity Co-Investment”, “Primary Investment” or “Secondary Investment”, as applicable, as that term is defined in the Partnership Agreements of the Borrowers.

“Investment Exclusion Event” means the exclusion or excuse of any Investor from participating in a particular Investment pursuant to the applicable Partnership Agreement or its Side Letter, where the Investor is entitled to such exclusion or excuse under the applicable Partnership Agreement or its Side Letter as a matter of right (i.e. not in the General Partner’s discretion).

“Investment Manager” means AB Private Credit Investors LLC, a Delaware limited liability company, in its capacity as investment advisor to the Borrowers.

“Investor” means, with respect to a Fund Group, without duplication, (a) with respect to a Borrower and/or a Feeder Fund of such Fund Group, any Person that is admitted to such Borrower or such Feeder Fund as a shareholder, other equity holder, limited partner or general partner in accordance with the applicable Partnership Agreement, respectively, and has a Capital Commitment to such Borrower or Feeder Fund, or (b) with respect to a Blocker of such Fund Group, any person that is admitted as member or managing member of such Blocker in accordance with the applicable Constituent Documents, including, for the avoidance of doubt, any such Feeder Fund in its capacity as a member of any such Blocker and any such Blocker in its capacity as a limited partner of any such Borrower.

“Investor Information” has the meaning provided in Section 12.17.

“IRS” means the Internal Revenue Service of the United States.

“KYC Compliant” means any Person who or that has satisfied all requests for information from the Lenders for “know-your-customer” and other anti-money laundering and similar rules and regulations and related policies and who would not result in any Lender being non-compliant with any such rules and regulations and related policies were such Person to enter into a banking relationship with such Lender, including, but not limited to, any information required to be obtained by any Lender pursuant to the Beneficial Ownership Regulation.

“Lender” means HSBC, in its capacity as lender, and each other lender that becomes party to this Credit Agreement in accordance with the terms hereof; and collectively, the “Lenders”.

“Lender Joinder Agreement” means an agreement substantially in the form of Exhibit O, pursuant to which a new Lender joins the Credit Facility as contemplated by Section 12.11(g).

“Lender Party” has the meaning provided in Section 11.1(a).

“Lending Office” means, as to any Lender, the office or offices of such Lender (or an Affiliate of such Lender) described as such in such Lender’s Administrative Questionnaire delivered to the Administrative Agent, or such other office or offices as a Lender may from time to time notify the Borrowers and the Administrative Agent.

“Lien” means any lien, mortgage, security interest, charge, tax lien, pledge, encumbrance, or conditional sale or title retention arrangement, or any other interest in property designed to secure the repayment of indebtedness, whether arising by agreement or under common law, any statute, law, contract, or otherwise.

“Loan Documents” means this Credit Agreement, the Notes (including any renewals, extensions, re-issuances and refundings thereof), each of the Collateral Documents, each Assignment and Assumption, each Lender Joinder Agreement, each Feeder Fund Acknowledgment and Confirmation, each Blocker Acknowledgment and Confirmation, all Credit Link Documents, each Qualified Borrower Guaranty, the Fee Letter, each ERISA 25% Certificate, and such other agreements and documents, and any amendments or supplements thereto or modifications thereof, executed or delivered pursuant to the terms of this Credit Agreement or any of the other Loan Documents and any additional documents delivered in connection with any such amendment, supplement or modification provided, however, that with respect to a Fund Group, “Loan Documents” executed or delivered pursuant to this Credit Agreement or any of the other Loan Documents means those Loan Documents so executed or delivered by the Fund Group Parties in such Fund Group.

“Loans” means extensions of credit made to the Borrowers by the Lenders pursuant to Sections 2.5 or 2.9 hereunder.

“Main Fund” means, with respect to a Fund Group, the Borrower identified as its “Main Fund” on Schedule I hereto (as such Schedule may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof), of which each Fund Group shall have one (and only one).

“Management Agreement” means (a) with respect to the Initial Borrower, that certain Investment Management Agreement, dated as of March 29, 2019, among the Initial Borrower, Initial General Partner and the Investment Manager, (b) with respect to AB Private Credit Investors Corporation, that certain Investment Advisory Agreement, dated as of July 27, 2017, among AB Private Credit Investors Corporation, its General Partner and the Investment Manager, and (c) with respect to AB Private Credit Investors Middle Market Direct Lending Fund L.P., that certain Investment Management Agreement, dated as of March 31, 2015, among AB Private Credit Investors Middle Market Direct Lending Fund L.P., its General Partner and the Investment Manager.

“Margin Stock” has the meaning assigned thereto in Regulation U.

“Material Adverse Effect” means, with respect to a Fund Group, a material adverse effect on: (a) the operations, business or financial condition of the Borrowers, the Feeder Funds, the Blockers in such Fund Group, as applicable, and their respective Subsidiaries taken as a whole; (b) the ability of any Borrower, Feeder Fund or Blocker in such Fund Group, as applicable, to perform its obligations under this Credit Agreement or any of the other Loan Documents to which it is a party; (c) the validity or enforceability of this Credit Agreement, any of the other Loan Documents, or the rights and remedies of the Secured Parties hereunder or thereunder taken as a whole, with respect to such Fund Group, as applicable; or (d) the obligation or the liability of any applicable Fund Group Parties (taken as a whole) to fulfill their material obligations under their respective Constituent Documents.

“Material Amendment” has the meaning provided in Section 9.6.

“Maturity Date” means, with respect to a Fund Group, the earliest of: (a) the Stated Maturity Date; (b) the date upon which the Administrative Agent declares the Obligations of such Fund Group due and payable after the occurrence of a Fund Group Event of Default with respect to such Fund Group; (c) forty-five (45) days prior to the date on which the ability of any applicable Fund Group Party in such Fund Group to call Capital Commitments for the purpose of repaying the Obligations is terminated and (d) the date upon which the applicable Borrowers terminate the Commitments of such Fund Group pursuant to Section 3.6 or otherwise.

“Maximum Commitment” means $~~250,000,000~~350,000,000 , as it may be (a) reduced by the Borrowers pursuant to Section 3.6 or (b) increased from time to time by the Borrowers pursuant to Section 2.15.

“Maximum Rate” means, on any day, the highest rate of interest (if any) permitted by Applicable Law on such day.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“New Fund Group Borrower” has the meaning provided in Section 6.4.

“Non-Consenting Lender” means any Lender that does not approve any consent, waiver, amendment, modification or termination that (a) requires the approval of the Required Lenders, all Lenders or all affected Lenders in accordance with the terms of Section 12.1 and (b) has been approved by the Required Lenders.

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Notes” means, with respect to a Fund Group, the master promissory notes of such Fund Group provided for in Section 3.1, and all master promissory notes delivered in substitution or exchange therefor, as such notes may be amended, restated, reissued, extended or modified, and the Qualified Borrower Promissory Note if any, of such Fund Group; and “Note” means any one of the Notes of such Fund Group.

“Obligations” means, with respect to a Fund Group, all present and future indebtedness, obligations, and liabilities of the Fund Group Parties in respect of such Fund Group to the Lenders and other Secured Parties, and all renewals and extensions thereof (including, without limitation, Loans of such Fund Group), or any part thereof, arising pursuant to this Credit Agreement (including, without limitation, the indemnity provisions hereof) or represented by the Notes of such Fund Group, and each Qualified Borrower Guaranty of such Fund Group, and all interest accruing thereon, and attorneys’ fees incurred in the enforcement or collection thereof, regardless of whether such indebtedness, obligations, and liabilities are direct, indirect, fixed, contingent, joint, several, or joint and several; together with all indebtedness, obligations and liabilities of the Fund Group Parties in respect of such Fund Group to the Lenders and other Secured Parties evidenced or arising pursuant to any of the other Loan Documents in respect of such Fund Group, and all renewals and extensions thereof, or any part thereof.

“OFAC” means the United States Department of the Treasury’s Office of Foreign Assets Control.

“Operating Company” means an “operating company” within the meaning of 29 C.F.R. §2510.3-101(c) of the Plan Asset Regulations.

“Operating Lease” means, as to any Person as determined in accordance with GAAP, any lease of property (whether real, personal or mixed) by such Person as lessee which is not a Capital Lease.

“Other Claims” has the meaning provided in Section 5.4.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means, with respect to a Fund Group, all present or future stamp, court, documentary, excise, property, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document in respect of such Fund Group, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 4.8(b)).

“Parallel Fund Borrower” means, with respect to a Fund Group, each Borrower identified as a “Parallel Fund Borrower” on Schedule I in respect of such Fund Group, together with any other Parallel Investment Vehicle which becomes a Borrower in such Fund Group under this Credit Agreement pursuant to Section 6.4.

“Parallel Investment Vehicle” means, with respect to a Fund Group, a parallel and or feeder partnership, real estate tax investment trust, group trust or other investment vehicle created in accordance with Section 2.3 of the Partnership Agreement of the applicable Borrower in the applicable Fund Group (or the corresponding section of the Partnership Agreement of any other Borrower or Feeder Fund in the applicable Fund Group) or otherwise thereunder.

“Participant” has the meaning provided in Section 12.11(d).

“Participant Register” has the meaning specified in Section 12.11(e).

“Partnership Agreement” with respect to each Borrower, Feeder Fund and Blocker, means the limited partnership agreement, limited liability company agreement, exempted limited partnership agreement, memorandum and articles of association, or other equivalent governing document in the applicable jurisdiction of such Borrower, Feeder Fund or Blocker, as applicable, as the same may be further amended, restated, modified or supplemented in accordance with the terms hereof, in each case, as described on Schedule I or on a schedule to the joinder agreement pursuant to which a Credit Party becomes a Credit Party to this Credit Agreement; “Partnership Agreements” means, collectively, all of the Partnership Agreements of the Borrowers, Feeder Funds and Blockers in a particular Fund Group. For AB Private Credit Investors Corporation, the “Partnership Agreement” shall include the applicable Management Agreement, the bylaws of such Borrower (as amended or restated from time to time as permitted hereunder), the Charter and the applicable Subscription Agreements, including any applicable Side Letters.

“Patriot Act” has the meaning provided in Section 12.18.

“Payment Recipient” has the meaning assigned to it in Section 11.12(a).

“Pending Capital Call” means any Capital Call that has been made upon the Investors and that has not yet been funded by the applicable Investor.

“Pension Plan Investor” means an ERISA Investor that is an “employee pension benefit plan” within the meaning of Section 3(2) of ERISA and is subject to Title IV of ERISA or Section 412 of the Internal Revenue Code.

“Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”.

“Permitted Liens” has the meaning provided in Section 9.3.

“Permitted RIC Distributions” means, with respect to each taxable year, any Distributions determined by a Borrower in good faith to be required to be made in order to maintain a Borrower’s tax status under Section 852 of the Internal Revenue Code or to avoid the payment of any tax imposed under Section 852(b)(1), Section 852(b)(3) or Section 4982 of the Internal Revenue Code, as certified by such Borrower to the Administrative Agent in a RIC Distribution Notice delivered to the Administrative Agent at least ten (10) days prior to the applicable Distribution.

“Person” means an individual, sole proprietorship, joint venture, association, trust, estate, exempted company, business trust, corporation, limited liability company, limited liability partnership, limited partnership, exempted limited partnership, nonprofit corporation, partnership, sovereign government or agency, instrumentality, or political subdivision thereof, or any similar entity or organization.

“PF Act” means the Private Funds Act of the Cayman Islands (as revised), together with the regulations issued thereunder, as amended, restated, replaced and/or re-named from time to time, and any successor legislation to the same general effect.

“Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), including any single-employer plan or multiemployer plan (as such terms are defined in Section 4001(a)(15) and in Section 4001(a)(3) of ERISA, respectively), that is subject to Title IV of ERISA or Section 412 of the Internal Revenue Code.

“Plan Asset Regulations” means 29 C.F.R. §2510.3-101, as modified by Section 3(42) of ERISA.

“Plan Assets” means “plan assets” within the meaning of the Plan Asset Regulations.

“Potential Default” means any condition, act or event which, with the giving of notice or lapse of time or both, would become an Event of Default.

“Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by the Administrative Agent as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.

“Principal Obligations” means, with respect to a Fund Group, at any time of determination, the aggregate outstanding principal amount of the Loans of such Fund Group.

“Pro Rata Share” means, with respect to each Lender, the percentage obtained from the fraction: (a) (i) the numerator of which is the Commitment of such Lender; and (ii) the denominator of which is the aggregate Commitments of all Lenders; or (b) in the event the Commitments of all Lenders have been terminated: (i) the numerator of which is the sum of the Principal Obligations (or, if no Principal Obligations are outstanding, the Obligations) of all Fund Groups owed to such Lender; and (ii) the denominator of which is the aggregate Principal Obligations (or if no Principal Obligations are outstanding, the Obligations) of all Fund Groups owed to all of the Lenders.

“Proceedings” has the meaning provided in Section 7.9.

“Proposed Amendment” has the meaning provided in Section 9.6.

“Qualified Borrower” has the meaning provided in Section 6.3.

“Qualified Borrower Guaranty” and “Qualified Borrower Guaranties” have the meanings provided in Section 6.3.

“Qualified Borrower Promissory Note” has the meaning provided in Section 6.3.

“Rated Investor” means any Investor that has a Rating (or that has a Credit Provider, Sponsor or Responsible Party that has a Rating). In the event the Investor, its Credit Provider, Sponsor or Responsible Party has more than one Rating, then the lowest of such Ratings shall be the applicable Rating. For any Investor that is an unrated subsidiary of a parent with a Rating, acceptable Credit Link Documents from the parent entity with a Rating will be required in order to apply the Ratings of the parent.

“Rating” means, for any Person, its senior unsecured debt rating (or equivalent thereof), such as, but not limited to, a corporate credit rating, issuer rating/insurance financial strength rating (for an insurance company), general obligation rating or credit enhancement program (for a governmental entity), or revenue bond rating (for an educational institution) from S&P or Moody’s.

“Recipient” means (a) the Administrative Agent and (b) any Lender, as applicable.

“Reference Rate” means the greatest of: (i) the Prime Rate plus 2.00%, (ii) the Federal Funds Rate plus one hundred and fifty basis points (1.50%) plus 2.00%, and (iii) except during any period of time during which SOFR is unavailable pursuant to Section 4.2 or 4.3, one-month Adjusted Term SOFR plus the Applicable Margin. Each change in the Reference Rate shall become effective without prior notice to any Credit Party automatically as of the opening of business on the day of such change in the Reference Rate.

“Reference Rate Conversion Date” has the meaning provided in Section 2.3(f).

“Reference Rate Loan” means a Loan made hereunder with respect to which the interest rate is calculated by reference to the Reference Rate.

“Register” has the meaning provided in Section 12.11(c).

“Regulation D,” “Regulation T,” “Regulation U,” “Regulation W” and “Regulation X” means Regulations D, T, U, W and X, amended from time to time, as the case may be, of the Board of Governors of the Federal Reserve System.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Release” means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching, or migration of Hazardous Materials into the indoor or outdoor environment, or into or out of any real property Investment, including the movement of any Hazardous Material through or in indoor or outdoor air, soil, surface water or groundwater of any real property Investment.

“Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto.

“Removal Effective Date” has the meaning provided in Section 11.9(a)(ii).

“Request for Borrowing” has the meaning provided in Section 2.3(a).

“Required Lenders” means, at any time, the Lenders holding an aggregate Pro Rata Share of greater than fifty percent (50%). The Commitments, Principal Obligations and Obligations of any Defaulting Lender shall be disregarded from both the numerator and the denominator in determining Required Lenders at any time. At all times when there are two or more unaffiliated Lenders (other than Defaulting Lenders), the term “Required Lenders” shall in no event mean fewer than two unaffiliated Lenders.

“Required Payment Time” means, (i) promptly on demand, and in any event within two (2) Business Days, to the extent such funds are available in the Collateral Accounts of the applicable Fund Group; and (ii) otherwise, to the extent that it is necessary for the Credit Parties of the applicable Fund Group to issue a Capital Call to fund such required payment, within fifteen (15) Business Days after the Administrative Agent’s demand (but, in any event, the applicable Borrower or Borrowers shall make such payment promptly after the related Capital Contributions are received).

“Resignation Effective Date” has the meaning provided in Section 11.9(a).

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means: (a) in the case of a corporation, its president or any vice president or any other officer or the equivalent thereof (other than a secretary or assistant secretary), and, in any case where two Responsible Officers are acting on behalf of such corporation, the second such Responsible Officer may be a secretary or assistant secretary or the equivalent thereof; (b) in the case of a limited partnership or an exempted limited partnership, an officer of such limited partnership or its general partner or an officer, director or member of an entity that has authority to act on behalf of such general partner, acting on behalf of the general partner in its capacity as general partner of such limited partnership; and (c) in the case of a limited liability company, an officer of such limited liability company or, if there is no officer, a manager, director or managing member, or the individual acting on behalf of such manager or managing member, in its capacity as manager or managing member of such limited liability company, or in each case, under clause (a), (b) or (c), as applicable, such other authorized officer or signatory who has the power to bind such corporation, limited partnership, limited liability company or any other Person who has provided documentation evidencing such authority and in any such case with respect to a Credit Party, has responsibility for administering the Loan Documents on behalf of the related Credit Party. Any document delivered hereunder or under any other Loan Document that is signed by a Responsible Officer of a Person shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Person and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Person.

“Responsible Party” means, for any Governmental Plan Investor: (a) if the state under which the Governmental Plan Investor operates is obligated to fund the Governmental Plan Investor and is liable to fund any shortfalls, the state; and (b) otherwise, the Governmental Plan Investor itself.

“Returned Capital” means, for any Investor, at any time, any amounts distributed to such Investor that are subject to recall as a Capital Contribution pursuant to the applicable Partnership Agreement. Any amount of Returned Capital distributed to an Investor shall appear on a Capital Return Notice, duly completed and executed by an applicable Credit Party, in the form of Exhibit R.

“RIC” means a Person qualifying for treatment as a “registered investment company” under the Internal Revenue Code.

“RIC Distribution Notice” means a written notice setting forth the calculation of any Permitted RIC Distribution with respect to a Borrower and certifying that such Borrower remains a “regulated investment company” under Subchapter M of the Internal Revenue Code.

“Rollover” means the renewal of all or any part of any SOFR Loan upon the expiration of the Interest Period with respect thereto, pursuant to Section 2.3.

“Rollover Notice” has the meaning provided in Section 2.3(e).

“S&P” means Standard & Poor’s Financial Services, LLC, a subsidiary of the McGraw-Hill Companies, Inc. and any successor thereto.

“Sanctioned Person” means any Person that is the subject or target of any Sanctions, including without limitation (a) any Person that is deemed to be the subject or target of Sanctions based on the direct or indirect ownership or control of such entity by any other Sanctioned Person; or (b) any Person that is located, organized or resident in a country, territory or region that is the subject or target of Sanctions, including, currently, the Crimea region of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, Cuba, Iran, North Korea and Syria.

“Sanctions” means individually and collectively, respectively, any and all sanctions administered or enforced from time to time by: (a) the United States of America, including those administered by OFAC or the U.S. Department of State or through any existing or future executive order; (b) the United Nations Security Council; (c) the European Union; (d) His Majesty’s Treasury; (e) the Hong Kong Monetary Authority; or (f) any other relevant sanctions authority.

“Secured Parties” means the Administrative Agent, the Lenders and each Indemnitee.

“Secured Party’s Agent” means HSBC Bank USA, National Association.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended to the date hereof and from time to time hereafter, and any successor statute.

“Security Agreements” means, collectively, each Borrower Security Agreement, each Feeder Fund Security Agreement and each Blocker Security Agreement and, with respect to a Fund Group, the Security Agreements executed and delivered by the Fund Group Parties in such Fund Group.

“Side Letter” means, with respect to a Fund Group, any side letter executed by an Investor with any Credit Party or the Investment Manager applicable to such Fund Group with respect to such Investor’s rights and/or obligations under its Subscription Agreement, the Partnership Agreement or other Constituent Documents of the applicable Credit Party in such Fund Group.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Borrowing” means, as to any Borrowing, the SOFR Loans comprising such Borrowing.

“SOFR Loan” means a Loan that bears interest at a rate based on Adjusted Term SOFR, other than pursuant to clause (c) of the definition of “Reference Rate”.

“Solvent” means, with respect to any Borrower or any Feeder Fund, as of any date of determination, that as of such date:

(a) the fair value of its assets and its aggregate Uncalled Capital Commitments are greater than the total amount of its liabilities, including contingent liabilities;

(b) the fair value of its assets and its aggregate Uncalled Capital Commitments are not less than the amount that will be required to pay the probable liability on its debts as they become absolute and matured;

(c) it does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay as such debts or liabilities become absolute and matured; and

(d) it is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which its assets and its aggregate Uncalled Capital Commitments, would constitute unreasonably small capital.

For the purposes of this definition, the amount of contingent liabilities (such as litigation, guarantees, and pension plan liabilities) at any time shall be computed as the amount which, in light of all the facts and circumstances existing at the time, represents the amount which can be reasonably expected to become an actual or matured liability and are determined as contingent liabilities in accordance with applicable federal and state laws governing determinations of insolvency.

“Sponsor” means, (a) for any ERISA Investor, a sponsor as that term is understood under ERISA, specifically, the entity that established the plan and is responsible for the maintenance of the plan and, in the case of a plan that has a sponsor and participating employers, the entity that has the ability to amend or terminate the plan, and in the case of an ERISA Investor that is an individual retirement account or individual retirement annuity, the owner of such account or annuity for whose benefit the account or annuity has been established, and (b) for any Endowment Fund Investor, the state chartered, “not-for-profit” university or college that has established such fund for its exclusive use and benefit. As used herein, the term “not-for-profit” means an entity formed not for pecuniary profit or financial gain and for which no part of its assets, income or profit is distributable to, or inures to the benefit of, its members, directors or officers.

“Stated Maturity Date” means ~~June  6~~May 5 , ~~2025~~2026 .

“Subscription Agreement” means a Subscription Agreement and any related supplement thereto executed by an Investor in connection with the subscription for a partnership interest in any Borrower or any Feeder Fund, as applicable, as amended, restated, supplemented or otherwise modified from time to time; “Subscription Agreements” means, where the context may require, all Subscription Agreements, collectively.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the applicable Borrower.

“Synthetic Lease” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease in accordance with GAAP.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority responsible for taxation, including any interest, fines, additions to tax or penalties applicable thereto.

“Term SOFR” means,

(a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and

(b) for any calculation with respect to an Reference Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Reference Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Reference Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR

Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Reference Rate SOFR Term Determination Day.

“Term SOFR Adjustment” means, for any calculation with respect to a Reference Rate Loan or a SOFR Loan, a percentage per annum as set forth below for the applicable Type of Loan and (if applicable) Interest Period therefor:

Reference Rate Loans:

0.0000%

SOFR Loans:

Interest Period	Percentage
One month	0.0000%

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“Transfer” means to assign, convey, exchange, pledge, sell, set-off, transfer or otherwise dispose. “Transferred” has the correlative meaning.

“Type of Loan” means a Reference Rate Loan or a SOFR Loan.

“UCC” means the Uniform Commercial Code as adopted in the State of New York and any other state from time to time, which governs creation or perfection (and the effect thereof) of security interests in any Collateral.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Uncalled Capital Commitment” means, with respect to any Investor at any time, such Investor’s uncalled Capital Commitment, including, for the avoidance of doubt, its “Remaining Commitment” as defined in the applicable Partnership Agreement.

“Unfunded Capital Commitment” means, with respect to any Investor at any time, such Investor’s Uncalled Capital Commitment minus any portion of such Investor’s Uncalled Capital Commitment that is subject to a Pending Capital Call.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code.

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 4.1(f).

“Withdrawal Capital Account” shall have the meaning set forth in the applicable Partnership Agreement.

“Withholding Agent” means any Credit Party and the Administrative Agent.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

1.2 Other Definitional Provisions. With reference to this Credit Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a) all terms defined in this Credit Agreement shall have the above-defined meanings when used in the Notes or any other Loan Documents or any certificate, report or other document made or delivered pursuant to this Credit Agreement, unless otherwise defined in such other document;

(b) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined;

(c) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms;

(d) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”;

(e) the word “will” shall be construed to have the same meaning and effect as the word “shall”;

(f) any reference herein to any Person shall be construed to include such Person’s successors and assigns;

(g) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Credit Agreement in its entirety and not to any particular provision hereof;

(h) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Credit Agreement;

(i) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights;

(j) the term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form;

(k) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including”;

(l) a Fund Group Potential Default is “continuing” if it has not been remedied or waived and a Fund Group Event of Default is “continuing” if it has not been waived;

(m) references herein to any Credit Party’s knowledge or the knowledge of a Responsible Officer of any Credit Party shall mean the actual knowledge of such Person (including upon notification by the Administrative Agent) following reasonable inquiry or investigation under the circumstances;

(n) references to a Cayman Islands exempted limited partnership taking any action, having any power or authority or owning, holding or dealing with any asset are to such partnership acting through its general partner (or, as the case may be, such general partner’s ultimate general partner); and

(o) section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Credit Agreement or any other Loan Document.

1.3 Accounting Terms. All accounting terms not specifically or completely defined herein or in any other Loan Document shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Credit Agreement shall be prepared in conformity with GAAP, applied on a consistent basis, as in effect from time to time and in a manner consistent with that used in preparing the audited financial statements required by Section 8.1(a), except as otherwise specifically prescribed herein.

1.4 UCC Terms. Terms defined in the UCC in effect on the Closing Date and not otherwise defined herein shall, unless the context otherwise indicates, have the meanings provided by those definitions. Subject to the foregoing, the term “UCC” refers, as of any date of determination, to the UCC then in effect.

1.5 References to Agreement and Laws. Unless otherwise expressly provided herein, (a) references to formation documents, governing documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) references to any Applicable Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Applicable Law.

1.6 Time Conventions. Unless otherwise specified, all references herein to times of day shall be references to times of day in New York, New York. Unless otherwise specified herein, the due date for any payment hereunder that would be due on a day that is not a Business Day shall be extended to the next succeeding Business Day.

1.7 Administrative Agent. Notwithstanding any other provision hereof (including, without limitation, Sections 5.1, 5.3, 6.1(f), 10.2(b), 10.2(c) and 12.4), in those situations in which the Administrative Agent is acting on behalf of an applicable Borrower, it is expressly agreed and understood that it is acting as agent for such Borrower, and, for the avoidance of doubt, not in its own capacity. In those situations in which the Administrative Agent is acting on behalf of an applicable Feeder Fund or an applicable Blocker, it is expressly understood that (i) the applicable Borrower is acting as agent for such Feeder Fund or Blocker, as applicable, and (ii) in connection with the agency described in clause (i), the Administrative Agent is in turn acting as agent for such Borrower and, for the avoidance of doubt, not in its own capacity. Thus, without limitation, the Administrative Agent shall be acting in an agency capacity in accordance with the foregoing two sentences when (i) issuing directions or exercising rights with respect to a Feeder Fund Control Agreement or a Blocker Control Agreement, (ii) making any capital calls or otherwise requiring contributions to a Borrower, Feeder Fund or Blocker, as applicable, or (iii) being a third-party beneficiary or otherwise receiving an assignment of rights in respect of any obligations of a Feeder Fund or Blocker, as applicable, or the investors therein.

1.8 Rates. The interest rate on a Loan denominated in Dollars may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 4.9 provides a mechanism for determining an alternative rate of interest. The Administrative Agent will promptly notify the Borrowers, pursuant to Section 4.9(c), of any Benchmark Replacement. However, the Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of, performance of or any other matter related to Reference Rate, the Term SOFR Reference Rate,

Adjusted Term SOFR or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, Reference Rate, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of Reference Rate, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain Reference Rate, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR or any other Benchmark including any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Credit Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

Section 2. REVOLVING CREDIT LOANS

2.1 The Commitment.

(a) Committed Amount. Subject to the terms and conditions herein set forth, each Lender agrees, during the Availability Period to extend to the Borrowers of each Fund Group a revolving line of credit in Dollars.

(b) Limitation on Borrowings and Re-borrowings. Except as provided in Section 2.1(c) below, no Lender shall be required to advance any Borrowing, Rollover, or Conversion to a Fund Group hereunder if:

(i) after giving effect to such Borrowing, Rollover or Conversion: (A) the Principal Obligations of such Fund Group would exceed the Available Commitment of such Fund Group; or (B) the Principal Obligations owed to any Lender would exceed the Commitment of such Lender; or

(ii) the conditions precedent for such Borrowing in Section 6.2 have not been satisfied.

(c) Exceptions to Limitations. Conversions to Reference Rate Loans shall be permitted in the case of Section 2.1(b)(i) and Section 2.1(b)(ii) above, in each case, unless the Administrative Agent has otherwise accelerated the Obligations of the related Fund Group or exercised other rights that terminate the Commitments to such Fund Group under Section 10.2.

2.2 Revolving Credit Commitment. Subject to the terms and conditions herein set forth, each Lender severally agrees, on any Business Day during the Availability Period, to make Loans to the Borrowers at any time and from time to time in an aggregate principal amount up to such Lender’s Commitment at any such time. Subject to the limitations and conditions set forth in Sections 2.1(b) and 6 and the other terms and conditions hereof, the Borrowers of a Fund Group may borrow, repay without penalty or premium, and re-borrow hereunder, during the applicable Availability Period.

2.3 Manner of Borrowing.

(a) Request for Borrowing. The applicable Borrower shall give the Administrative Agent notice by telephone, facsimile or electronic mail of the date of each requested Borrowing hereunder, which notice if by telephone shall be confirmed in writing (a “Request for Borrowing”), in the form of Exhibit E, and which notice shall be irrevocable and effective upon receipt by the Administrative Agent. Each Request for Borrowing: (i) shall be furnished to the Administrative Agent no later than 11:00 a.m. (x) at least one (1) Business Day prior to the requested date of Borrowing in the case of a Reference Rate Loan and, (y) at least three (3) U.S. Government Securities Business Days prior to the requested date of Borrowing in the case of a SOFR Loan; and (ii) must specify: (A) the amount of such Borrowing; (B) the Interest Option; (C) the Interest Period therefor, if applicable; (D) the Fund Group making the Request for Borrowing; (E) the amount of each Borrowing attributable to each Borrower in such Fund Group; and (F) the date of such Borrowing, which shall be a Business Day. Any Request for Borrowing received by the Administrative Agent after 11:00 a.m. shall be deemed to have been given by the Borrowers on the next succeeding Business Day. Each Request for Borrowing submitted by a Borrower shall be deemed to be a representation and warranty by such Borrower that the conditions specified in Sections 6.1 and 6.2 and, to the extent applicable, Section 6.3 and/or Section 6.4, have been satisfied on and as of the date of the applicable Borrowing with respect to the applicable Borrower’s Fund Group. No Request for Borrowing shall be valid hereunder for any purpose unless it shall have been accompanied or preceded by the information and other documents required to be delivered in accordance with this Section.

(b) Further Information. Each Request for Borrowing shall be accompanied or preceded by: (i) a duly executed Borrowing Base Certificate for the related Fund Group dated the date of such Request for Borrowing; and (ii) such documents as are required to satisfy any applicable conditions precedent as provided in Section 6.2.

(c) Request for Borrowing Irrevocable. Each Request for Borrowing completed and signed by the Borrowers of a Fund Group in accordance with Section 2.3(a) shall be irrevocable and binding on the Borrowers of such Fund Group, and in the case of any Borrowing that the related Request for Borrowing specifies is to be comprised of a SOFR Loan, the Borrowers of the applicable Fund Group shall indemnify each Lender against any cost, loss or expense incurred by such Lender, either directly or indirectly, as a result of any failure by the Borrowers to fulfill on or before the date specified in such Request for Borrowing the applicable conditions set forth in Section 6.2, either directly or indirectly including any cost, loss or expense incurred by the Administrative Agent or such Lender by reason of the liquidation or reemployment of funds acquired by such Lender in order to fund such requested Borrowing except to the extent such cost, loss or expense is due to the gross negligence or willful misconduct of such Person. A certificate of such Lender setting forth the amount of any such cost, loss or expense, and the basis for the determination thereof and the calculation thereof, shall be delivered to the Borrowers of the applicable Fund Group and shall, in the absence of a manifest error, be conclusive and binding.

(d) Lender Funding Shall be Proportional. Each Lender shall make each requested Loan in accordance with its Pro Rata Share thereof.

(e) Rollovers. No later than 11:00 a.m. at least three (3) U.S. Government Securities Business Days prior to the termination of each Interest Period related to a SOFR Loan, the Borrowers of the applicable Fund Group shall give the Administrative Agent written notice at the Agency Services Address (which notice may be via fax or electronic mail) in the form of Exhibit G (the “Rollover Notice”) whether it desires to renew such SOFR Loan. The Rollover Notice shall also specify the length of the Interest Period selected by the Borrowers of such Fund Group with respect to such Rollover. Each Rollover Notice shall be irrevocable and effective upon notification thereof to the Administrative Agent. If the Borrowers of such Fund Group fail to timely give the Administrative Agent the Rollover Notice with respect to any SOFR Loan, the Borrowers of such Fund Group shall be deemed to have elected the Reference Rate as the Interest Option with respect to such Loan.

(f) Conversions. The Borrowers of each Fund Group shall have the right, with respect to: (i) any Reference Rate Loan, on any Business Day (a “SOFR Conversion Date”), to convert such Reference Rate Loan to a SOFR Loan; and (ii) any SOFR Loan on any Business Day (a “Reference Rate Conversion Date”) to convert such SOFR Loan to a Reference Rate Loan, provided that the Borrowers of the applicable Fund Group shall, on such SOFR Conversion Date or Reference Rate Conversion Date, make the payments required by Section 4.5, if any, in either case, by giving the Administrative Agent written notice at the Agency Services Address in the form of Exhibit G (a “Conversion Notice”) of such selection no later than 11:00 a.m. at least either (x) three (3) U.S. Government Securities Business Days prior to such SOFR Conversion Date or (y) one (1) Business Day prior to such Reference Rate Conversion Date, as applicable. Each Conversion Notice shall be irrevocable and effective upon notification thereof to the Administrative Agent. A request of the Borrowers in a Fund Group for a Conversion of a Reference Rate Loan to a SOFR Loan is subject to the condition that no Fund Group Event of Default or Fund Group Potential Default in respect of such Fund Group exists at the time of such request or after giving effect to such Conversion.

(g) Tranches. Notwithstanding anything to the contrary contained herein, no more than ten (10) SOFR Loans per Fund Group may be outstanding hereunder at any one time during the Availability Period.

(h) Administrative Agent Notification of the Lenders. The Administrative Agent shall promptly notify each Lender of the receipt of a Request for Borrowing, a Conversion Notice or a Rollover Notice, the amount of the Borrowing and the amount of such Lender’s Pro Rata Share of the applicable Loans, the date the Borrowing is to be made, the Interest Option selected, the Interest Period selected, if applicable, the applicable rate of interest, and the Fund Group requesting such Borrowing.

2.4 Minimum Loan Amounts. Each SOFR Loan shall be in an aggregate amount that is an integral multiple of $50,000 and not less than $500,000 and each Reference Rate Loan shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $25,000 for each Lender; provided that a Loan may be in an aggregate amount that is equal to the entire unused balance of the Available Commitment of the applicable Fund Group.

2.5 Funding.

(a) Funding of Borrowings. Subject to the fulfillment of all applicable conditions set forth herein, each Lender shall make the proceeds of its Pro Rata Share of each Borrowing available to the Administrative Agent no later than 11:00 a.m. on the date specified in the Request for Borrowing as the borrowing date, in immediately available funds, and, upon fulfillment of all applicable conditions set forth herein, the Administrative Agent shall deposit such proceeds in immediately available funds in the applicable Borrower’s account maintained with the Administrative Agent not later than 1:00 p.m. on the borrowing date or, if requested by the Borrowers of a Fund Group in the Request for Borrowing, shall wire-transfer such funds as requested on or before such time. If a Lender fails to make its Pro Rata Share of any requested Borrowing available to the Administrative Agent on the applicable borrowing date, then the Administrative Agent may recover the applicable amount on demand from such Lender, together with interest at the Federal Funds Rate for the period commencing on the date the amount was made available to the Borrowers by the Administrative Agent and ending on (but excluding) the date the Administrative Agent recovers the amount from such Lender; provided that the Administrative Agent shall have no obligation to advance any portion of a requested Borrowing that a Lender fails to make available to the Administrative Agent.

(b) Obligations of Lenders Several. The liabilities and obligations of each Lender hereunder shall be several and not joint, and neither the Administrative Agent nor any Lender shall be responsible for the performance by any other Lender of its obligations hereunder. The failure of any Lender to advance the proceeds of its Pro Rata Share of any Borrowing required to be advanced hereunder shall not relieve any other Lender of its obligation to advance the proceeds of its Pro Rata Share of any Borrowing required to be advanced hereunder. Each Lender hereunder shall be liable to the Borrowers only for the amount of its respective Commitment.

2.6 Interest.

(a) Interest Rate. Each Loan funded by the Lenders shall accrue interest at a rate per annum equal to: (i) with respect to SOFR Loans, Adjusted Term SOFR plus the Applicable Margin for the applicable Interest Period; and (ii) with respect to Reference Rate Loans, the Reference Rate in effect from day to day. At any time, each Loan shall have only one Interest Period and one Interest Option. Notwithstanding anything to the contrary contained herein, in no event shall the interest rate hereunder exceed the Maximum Rate.

(b) Change in Rate; Past Due Amounts; Calculations of Interest. Each change in the rate of interest for any Borrowing consisting of Reference Rate Loans shall become effective, without prior notice to the applicable Credit Parties, automatically as of the opening of business of the Administrative Agent on the date of said change. Interest on the unpaid principal balance of (i) each SOFR Loan and Reference Rate Loan bearing interest based off SOFR shall be calculated on the basis of the actual days elapsed in a year consisting of 360 days and (ii) each Reference Rate Loan (other than when the Reference Rate is calculated based off SOFR) shall be calculated on the basis of the actual days elapsed in a year consisting of 365 or 366 days, as the case may be.

(c) Default Rate. If a Fund Group Event of Default has occurred and is continuing with respect to such Fund Group, then (in lieu of the interest rate provided in Section 2.6(a) above) all Obligations of such Fund Group shall bear interest, after as well as before judgment, at the Default Rate.

2.7 Determination of Rate. The Administrative Agent shall determine each interest rate applicable to the SOFR Loans and Reference Rate Loans hereunder. The Administrative Agent shall, upon request, give notice to the Borrowers and to the Lenders of each rate of interest so determined, and its determination thereof shall be conclusive and binding in the absence of manifest error.

2.8 [Reserved].

2.9 Qualified Borrowers. In consideration of the Lenders’ agreement to advance funds to a Qualified Borrower that has joined the Credit Facility in accordance with Section 6.3 and to accept the Qualified Borrower Guaranties in support thereof, the Borrowers hereby authorize, empower, and direct the Administrative Agent, for the benefit of the Secured Parties, within the limits of the Available Commitment of the applicable Fund Group, to disburse directly to the Lenders, with notice to the Borrowers of the related Fund Group, in immediately available funds, an amount equal to the amount due and owing under any Qualified Borrower Promissory Note or any Qualified Borrower Guaranty, together with all interest, costs and expenses and fees due to the Lenders pursuant thereto, as a Borrowing hereunder, in the event the Administrative Agent shall have not received payment of such Obligations when due. The Administrative Agent will notify the Borrowers of the applicable Fund Group of any disbursement made to the Lenders pursuant to the terms hereof; provided that the failure to give such notice shall not affect the validity of the disbursement, and the Administrative Agent shall provide the Lenders with notice thereof. Any such disbursement made by the Administrative Agent to the Lenders shall be deemed to be a Reference Rate Loan pursuant to Section 2.3 in the amount so paid, and the Borrowers of the applicable Fund Group shall be deemed to have given to the Administrative Agent in accordance with the terms and conditions of Section 2.3, a Request for Borrowing with respect thereto; and such disbursements shall be made without regard to the minimum and multiple amounts specified in Section 2.4. The Administrative Agent may conclusively rely on the Lenders as to the amount of any such Obligations due to the Lenders, absent manifest error.

2.10 Use of Proceeds and Borrower Guaranties.

(a) The proceeds of the Loans shall be used solely for purposes expressly permitted under the Constituent Documents of each Borrower in the applicable Fund Group and for which a Capital Call may be issued to fund repayment thereof. Neither the Lenders nor the Administrative Agent shall have any liability, obligation, or responsibility whatsoever with respect to the Borrowers’ use of the proceeds of the Loans, or execution and delivery of the Borrower Guaranties, and neither the Lenders nor the Administrative Agent shall be obligated to determine whether or not the Borrowers’ use of the proceeds of the Loans are for purposes permitted under the Constituent Documents of any Borrower. Nothing, including, without limitation, any

Borrowing, any Rollover or acceptance of any Qualified Borrower Guaranty or other document or instrument, shall be construed as a representation or warranty, express or implied, to any party by the Lenders or the Administrative Agent as to whether any investment by the Borrowers is permitted by the terms of the Constituent Documents of any Borrower.

(b) In each Request for Borrowing, the applicable Borrower shall identify the use of proceeds for the related Loan, and if such Borrower intends to use such proceeds to acquire an asset from, extend a loan to, or purchase an equity interest in, any Person, then such Borrower in the related Request for Borrowing shall also provide the Administrative Agent with the full legal name of the Person selling such asset or issuing such equity interest or the Person to whom such loan is extended. Each Borrower agrees to respond promptly to any reasonable requests for information related to its use of Loan proceeds to the extent required by any Lender in connection with such Lender’s determination of its compliance with Section 23A of the Federal Reserve Act (12 U.S.C. § 371c) and Regulation W. No Borrower shall, to its knowledge, use the proceeds of any Borrowing hereunder, directly or indirectly to (x) purchase securities or assets from or otherwise transfer the proceeds to or for the benefit of any Lender’s “affiliate” (as such term is defined in Regulation W), or (y) invest in any fund advised by a Lender or an “affiliate” thereof (as such term is defined in Regulation W).

2.11 Fees. The applicable Borrowers shall pay to the Administrative Agent fees in consideration of the arrangement and administration of the Commitments, which fees shall be payable in amounts and on the dates agreed to between the applicable Borrowers and the Administrative Agent in the Fee Letter. The applicable Borrowers will pay to the Administrative Agent such other fees as are payable in the amount and on the date agreed to between the applicable Borrowers and the Administrative Agent in the Fee Letter.

2.12 Unused Commitment Fee. In addition to the payments provided for in Section 3, the Borrowers of a Fund Group shall pay or cause to be paid the unused commitment fees with respect to the applicable Fund Group Facility Sublimit to the Administrative Agent, for the benefit of the Lenders, in amounts and on the dates set forth in the Fee Letter.

2.13 [Reserved].

2.14 [Reserved].

2.15 Increase in the Maximum Commitment.

(a) Request for Increase. Provided there exists no Fund Group Event of Default or Fund Group Potential Default, and subject to compliance with the terms of this Section 2.15, with the written consent of the Administrative Agent, such consent to be given in its sole and absolute discretion, the Borrowers may increase the Maximum Commitment to an agreed upon amount. Such increase may be done in one or more requested increases each in $5,000,000 increments thereof, or such lesser amount to be determined by the Administrative Agent (each such increase, shall be referred to herein as a “Facility Increase”); provided that no more than four increases to the Maximum Commitment may be requested in any calendar year. In connection with each Facility Increase, the Borrowers may increase any Fund Group Facility Sublimit.

(b) Effective Date. The Administrative Agent shall determine the effective date of any Facility Increase (the “Increase Effective Date”) which (unless otherwise agreed in writing by the Administrative Agent) shall be no less than ten (10) Business Days after receipt of a Facility Increase Request and shall notify the Borrowers and the Lenders of the Increase Effective Date.

(c) Conditions to Effectiveness of Increase. The following are conditions precedent to such increase:

(i) The Borrowers shall deliver to Administrative Agent a Facility Increase Request and resolutions adopted by the Borrowers approving or consenting to such increase, certified by a Responsible Officer of the Borrowers that such resolutions are true and correct copies thereof and are in full force and effect;

(ii) On or prior to the Increase Effective Date, the Borrowers shall have paid to the Administrative Agent the Facility Increase Fee;

(iii) If applicable, the applicable Borrowers shall execute applicable replacement Notes payable to the Administrative Agent reflecting the Facility Increase;

(iv) no Fund Group Event of Default or Fund Group Potential Default with respect to any Fund Group shall have occurred and be continuing on the date on which the Facility Increase Request is delivered or immediately after giving effect to the Facility Increase;

(v) On the Increase Effective Date, (x) an existing Lender or Lenders shall increase its Commitment to support any Facility Increase, in its sole discretion, and/or (y) an additional Lender or Lenders shall have joined the Credit Facility in accordance with Section 12.11(g) and, after giving effect thereto, the aggregate Commitments of such increasing and additional Lenders shall be at least equal to the amount of such Facility Increase; and

(vi) the Borrowers shall have delivered to the Lenders a new or updated Beneficial Ownership Certification, as applicable, in relation to each Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, if so requested by the Administrative Agent prior to the Increase Effective Date.

For the avoidance of doubt, any Facility Increase will be on the same terms as contained herein with respect to the Credit Facility. No Lender will be required to commit, nor shall any Lender have any preemptive right, to provide any portion of any Facility Increase.

(d) Reallocation Following Facility Increase. On any Increase Effective Date with respect to any Facility Increase (whether pursuant to a new Lender joining the Credit Facility or an existing Lender increasing its Commitment), the Administrative Agent will reallocate the outstanding Loans hereunder (including any Loans made by any new or increasing Lender pursuant to this Section 2.15) such that, after giving effect thereto, the ratio of each Lender’s (including each new or increasing Lender’s) share of outstanding Loans to its share of Commitments is the same as that of each other Lender. For the avoidance of doubt, such reallocation may require the reallocation of Loans from an existing Lender to a new or increasing Lender. In connection with any such reallocation of the outstanding Loans, the (i) Administrative Agent will give advance notice sufficient to comply with the applicable timing period in Section 2.3 to each Lender which is required to fund any amount or receive any partial repayment in connection therewith and (ii) applicable Lender or Lenders will fund such amounts up to their respective shares of the Loans being reallocated and the Administrative Agent shall remit to any applicable Lenders its applicable portion of such funded amount if necessary to give effect to the reallocation of such Loans. In connection with such repayment made with respect to such reallocation (to the extent such repayment is required), the Borrowers shall pay (i) all interest due on the amount repaid to the date of repayment on the immediately following Interest Payment Date and (ii) any amounts due pursuant to Section 4.5 as a result of such reallocation occurring on any date other than an Interest Payment Date.

Section 3. PAYMENT OF OBLIGATIONS

3.1 Revolving Credit Notes. Lenders may request that the Loans to a Fund Group be evidenced by a promissory note. In such event, each Borrower in such Fund Group shall execute and deliver a Note or Notes in the form of Exhibit B (with blanks appropriately completed in conformity herewith), in favor of the applicable Lender. Each Borrower in a Fund Group agrees, from time to time, upon the request of the Administrative Agent or any Lender, to reissue a new Note in respect of such Fund Group, in accordance with the terms and in the form heretofore provided, to the Administrative Agent or such Lender, in renewal of and substitution for the Note previously issued by such Borrower to the Administrative Agent or such Lender, and such previously issued Note shall be returned to such Borrower marked “replaced”.

3.2 Payment of Obligations. The Principal Obligations of a Fund Group outstanding on the Maturity Date with respect to such Fund Group, together with all accrued but unpaid interest thereon and any other outstanding Obligations of such Fund Group, shall be due and payable on such Maturity Date.

3.3 Payment of Interest.

(a) Interest. Interest on each Borrowing by a Fund Group and any portion thereof shall commence to accrue in accordance with the terms of this Credit Agreement and the other Loan Documents applicable to such Fund Group as of the date of the disbursement or wire transfer of such Borrowing by the Administrative Agent, consistent with the provisions of Section 2.6, notwithstanding whether the Borrowers of a Fund Group received the benefit of such Borrowing as of such date and even if such Borrowing is held in escrow pursuant to the terms of any escrow arrangement or agreement. When a Borrowing is disbursed to a Fund Group by wire transfer pursuant to instructions received from the Borrowers of such Fund Group in accordance with the related Request for Borrowing, then such Borrowing shall be considered made at the time of the transmission of the wire, rather than the time of receipt thereof by the receiving bank. With regard to the repayment of the Loans, interest shall continue to accrue on any amount repaid until such time as the repayment has been received in federal or other immediately available funds by the Administrative Agent in the Administrative Agent’s account described in Section 3.4, or any other account of the Administrative Agent which the Administrative Agent designates in writing to the Borrowers of the applicable Fund Group.

(b) Interest Payment Dates. Accrued and unpaid interest on the Obligations of each Fund Group shall be due and payable in arrears (i) on each Interest Payment Date and (ii) upon the occurrence and during the continuance of a Fund Group Event of Default with respect to such Fund Group, at any time upon demand by the Administrative Agent. Interest hereunder shall be due and payable by the applicable Fund Group in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

3.4 Payments on the Obligations.

(a) Credit Party Payments. All payments of principal of, and interest on, the Obligations of the applicable Fund Group under this Credit Agreement by any Borrower in such Fund Group to or for the account of the Lenders, or any of them, shall be made without condition or deduction or counterclaim, set-off, defense or recoupment by the Borrowers in the applicable Fund Group for receipt by the Administrative Agent before 1:00 p.m. in federal or other immediately available funds to the Administrative Agent at the account designated by Administrative Agent in Schedule V hereto, as such schedule may be amended or modified by the Administrative Agent upon written notice to the Borrowers. Funds received after 1:00 p.m. shall be treated for all purposes as having been received by the Administrative Agent on the first Business Day next following receipt of such funds. All payments shall be made in Dollars.

(b) Lender Payments. Except as provided in Section 12.12, each Lender shall be entitled to receive its Pro Rata Share of each payment received by the Administrative Agent hereunder for the account of the Lenders on the Obligations. Each payment received by the Administrative Agent hereunder for the account of a Lender shall be promptly distributed by the Administrative Agent to such Lender. The Administrative Agent and each Lender hereby agree that payments to the Administrative Agent by the Borrowers of a Fund Group of principal of, and interest on, the Obligations of such Fund Group by such Borrowers to or for the account of the Lenders in accordance with the terms of this Credit Agreement, the applicable Notes and the other applicable Loan Documents shall constitute satisfaction of such Borrowers’ obligations with respect to any such payments, and the Administrative Agent shall indemnify, and each Lender shall hold harmless, the Borrowers of such Fund Group from any claims asserted by any Lender in connection with the Administrative Agent’s duty to distribute and apportion such payments to the Lenders in accordance with this Section 3.4.

(c) Application of Payments. So long as no Fund Group Event of Default has occurred and is continuing with respect to a Fund Group, all payments made on the Obligations of such Fund Group shall be applied as directed by the Borrowers of such Fund Group. At all times when a Fund Group Event of Default has occurred and is continuing with respect to a Fund Group, all payments made on the Obligations of such Fund Group shall be credited, to the extent of the amount thereof, in the following manner: (i) first, against all costs, expenses and other fees (including attorneys’ fees) arising under the terms hereof; (ii) second, against the amount of interest accrued and unpaid on the Obligations of such Fund Group as of the date of such payment; (iii) third, against all principal due and owing on the Obligations of such Fund Group as of the date of such payment; and (iv) fourth, to all other amounts constituting any portion of the Obligations of such Fund Group.

3.5 Prepayments.

(a) Voluntary Prepayments. A Borrower may, upon written notice to the Administrative Agent, at any time or from time to time voluntarily prepay one or more Loans with respect to its Fund Group in whole or in part without premium or penalty on any Business Day; provided that: (i) such notice must be received by the Administrative Agent not later than 11:00 a.m. (A) three (3) U.S. Government Securities Business Days prior to any date of prepayment of SOFR Loans and one (1) Business Day prior to any date of prepayment of Reference Rate Loans; and (ii) any prepayment of Loans shall be in a principal amount of $500,000 or a whole multiple of $50,000 in excess thereof or, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date (which shall be a Business Day) and amount of such prepayment. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share of such prepayment. If such written notice is given by a Borrower, the applicable Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 4. Each such prepayment shall be applied to the Obligations of the applicable Fund Group held by each Lender in accordance with its respective Pro Rata Share. Notwithstanding the foregoing, any notice of voluntary prepayment hereunder may be rescinded by a Borrower by notice to the Administrative Agent on or before the date of prepayment.

(b) Mandatory Prepayment; Excess Loans Outstanding.

(i) If on any day the Principal Obligations of a Fund Group exceed the Available Commitment of such Fund Group (including, without limitation, as a result of an Exclusion Event or from any pro forma calculation taking into account a pending Investor Transfer or permitted withdrawal), then the Borrowers of such Fund Group shall pay without further demand such excess to the Administrative Agent, for the benefit of the Lenders, in immediately available funds by the Required Payment Time. Each Borrower hereby agrees that the Administrative Agent may withdraw from any Collateral Account of such Fund Group any Capital Contributions deposited therein and apply the same to the Principal Obligations of such Fund Group owing by such Borrower upon notice and until such time as the payment obligations owing by such Borrower pursuant to this Section 3.5(b) have been satisfied in full.

(ii) To the extent that the Incremental Available Amount is utilized for any Borrowing hereunder, the applicable Borrowers shall repay, without further demand, the Principal Obligations of such Borrowing to the Administrative Agent, for the benefit of the Lenders, in immediately available funds by the date that is no later than thirty (30) days from the date such Borrowing was incurred.

3.6 Reduction or Early Termination of Commitments. So long as no Request for Borrowing is outstanding, the Borrowers of a Fund Group may terminate the Commitments with respect to such Fund Group, or reduce the Maximum Commitment, by giving prior irrevocable written notice to the Administrative Agent of such termination or reduction five (5) Business Days prior to the effective date of such termination or reduction (which date shall be specified by the Borrowers in such notice and shall be a Business Day): (i) in the case of complete termination of the Commitments, upon prepayment of all of the outstanding Obligations, including, without limitation, all interest accrued thereon, in accordance with the terms of Section 3.3; or (ii) in the case of a reduction of the Maximum Commitment, upon prepayment of the amount by which the Principal Obligations relating to any Fund Group exceed the reduced Available Commitment of such Fund Group resulting from such reduction, including, without limitation, payment of all interest accrued thereon, in accordance with the terms of Section 3.3. Notwithstanding the foregoing: (x) any reduction of the Maximum Commitment shall be in an amount equal to $10,000,000 or multiples thereof; and (y) in no event shall a reduction by the Borrowers reduce the Maximum Commitment to $5,000,000 or less (in each case, except for a termination of all the Commitments). Promptly after receipt of any notice of reduction or termination, the Administrative Agent shall notify each Lender of the same. Any reduction of the Maximum Commitment shall reduce the Commitments of the Lenders according to their Pro Rata Share.

3.7 Lending Office. Each Lender may: (a) designate its principal office or a branch, subsidiary or Affiliate of such Lender as its Lending Office (and the office to whose accounts payments are to be credited) for any Loan and (b) change its Lending Office from time to time by written notice to the Administrative Agent and the Borrowers. In such event, the Administrative Agent shall continue to hold the Note, if any, evidencing the Loans attributable to such Lender for the benefit and account of such branch, subsidiary or Affiliate. Each Lender shall be entitled to fund all or any portion of its Commitment in any manner it deems appropriate, consistent with the provisions of Section 2.5.

3.8 Joint and Several Liability of each Fund Group. Each Borrower acknowledges, agrees, represents and warrants the following:

(a) Inducement. The Lenders have been induced to make the Loans to the account of the Borrowers of each Fund Group in part based upon the assurances by each Borrower in such Fund Group that such Borrower desires that all Obligations of such Fund Group under the Loan Documents in respect of such Fund Group be honored and enforced as separate obligations of the Borrowers within a Fund Group, should the Administrative Agent and the Lenders desire to do so.

(b) Combined Liability. Notwithstanding the foregoing, the Borrowers within a Fund Group shall be jointly and severally liable to the Lenders for all representations, warranties, covenants, obligations and indemnities, including, without limitation, the Loans in respect of such Fund Group and the other Obligations of all Borrowers within such Fund Group, and the Administrative Agent and the Lenders may at their option enforce the entire amount of such Loans and other Obligations in respect of such Fund Group against any one or more of such Borrowers in such Fund Group. For the avoidance of doubt, no Borrower shall be liable for the representations, warranties, covenants, obligations and indemnities of any Borrower that is not in its Fund Group.

(c) Separate Exercise of Remedies. The Administrative Agent (on behalf of the Secured Parties) may exercise remedies against each Borrower in a Fund Group and its property separately, whether or not the Administrative Agent exercises remedies against any other Borrower in such Fund Group or its property. The Administrative Agent may enforce one or more Borrower’s obligations without enforcing any other Borrower’s obligations and vice versa, in each case, within a Fund Group. Any failure or inability of the Administrative Agent to enforce one or more Borrower’s obligations shall not in any way limit the Administrative Agent’s right to enforce the obligations of the other Borrowers in such Fund Group. If the Administrative Agent forecloses or exercises similar remedies under any one or more Collateral Documents in respect of such Fund Group then such foreclosure or similar remedy shall be deemed to reduce the balance of the Loans of such Fund Group only to the extent of the cash proceeds actually realized by the Lenders from such foreclosure or similar remedy or, if applicable, the Administrative Agent’s credit bid at such sale, regardless of the effect of such foreclosure or similar remedy on the Loans of such Fund Group secured by such Collateral Documents under the applicable state law.

(d) Fund Groups. For the avoidance of doubt, no Borrower is liable to repay any Obligation of any other Fund Group.

Section 4. CHANGE IN CIRCUMSTANCES

4.1 Taxes.

(a) [Reserved].

(b) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Credit Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then (i) the applicable Withholding Agent shall be entitled to make such deduction or withholding, (ii) the applicable Withholding Agent shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law, and (iii) if such Tax is an Indemnified Tax, then the sum payable by the applicable Credit Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(c) Payment of Other Taxes by the Credit Parties. Without limiting the provisions of Section 4.1(b) above, the Credit Parties in a Fund Group shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes relating to such Fund Group.

(d) Tax Indemnification. (i) The Credit Parties within a Fund Group shall severally but not jointly indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes relating to such Fund Group (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 4.1) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrowers of a Fund Group by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(ii) Each Lender shall, and does hereby, severally indemnify the Administrative Agent, and shall make payment in respect thereof within ten (10) days after demand therefor, for (x) any Indemnified Taxes attributable to such Lender (but only to the extent that any Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of any Borrower to do so), (y) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.11 relating to the maintenance of a Participant Register and (z) any Excluded Taxes attributable to such Lender that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Credit Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii).

(e) Evidence of Payments. As soon as practicable after any payment of Taxes by a Credit Party to a Governmental Authority, such Credit Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(f) Status of Lenders.

(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrowers and the Administrative Agent, at the time or times reasonably requested by the Borrowers or the Administrative Agent, such properly completed and executed documentation reasonably requested in writing by the Borrowers or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested in writing by any Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested in writing by such Borrower or the Administrative Agent as will enable the Borrowers or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 4.1(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing,

(A)

any Lender that is a U.S. Person shall deliver to the Borrowers and the Administrative Agent on or prior to the date on which such Lender becomes a Lender (and from time to time thereafter upon the reasonable written request of any Borrower or the Administrative Agent), executed originals or copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B)

any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be requested in writing by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender (and from time to time thereafter upon the reasonable written request of any Borrower or the Administrative Agent), whichever of the following is applicable:

(i)

in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals or copies of either IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(ii)	executed originals or copies of IRS Form W-8ECI;

(iii)

in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate substantially in the form of Exhibit S-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of any

Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” related to any Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals or copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or

(iv)

to the extent a Foreign Lender is not the beneficial owner, executed originals or copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit S-2 or Exhibit S-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit S-4 on behalf of each such direct and indirect partner;

(C)

any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender (and from time to time thereafter upon the reasonable request of any Borrower or the Administrative Agent), executed originals or copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrowers or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)

each Lender shall deliver to the Borrowers and the Administrative Agent at the time or times prescribed by Applicable Law and at such time or times reasonably requested by any Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by any Borrower or the Administrative

Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 4.1(f)(ii)(D), “FATCA” shall include any amendments made to FATCA after the date of this Credit Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrowers and the Administrative Agent in writing of its legal inability to do so.

(g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 4.1 (including by the payment of additional amounts pursuant to this Section 4.1), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 4.1(g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 4.1(g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 4.1(g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 4.1(g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(h) Credit Party Obligations Not Joint. Each Credit Party’s obligations under this Section 4.1 shall be several, and not joint, and each Credit Party shall be liable only for its own obligations hereunder.

(i) Survival. Each party’s obligations under this Section 4.1 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

4.2 Illegality. If any Lender reasonably determines that any Applicable Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its Lending Office to make, maintain or fund Loans, or materially restricts the authority of such Lender to purchase or sell, or to take deposits of, Dollars or to determine or charge interest rates based upon SOFR, then, on notice thereof by such Lender to the Borrowers through the Administrative Agent, any obligation of such Lender to make or continue Loans or the Obligations or to convert Loans accruing interest calculated by reference to the Reference Rate to be Loans calculated by SOFR or to convert Loans accruing interest calculated by reference to SOFR to be Loans calculated by reference to clause (iii) of the definition of Reference Rate (where the Reference Rate is also calculated based off SOFR in accordance with the definition thereof), shall be suspended until such Lender notifies the Administrative Agent and the Borrowers that the circumstances giving rise to such determination no longer exist (which such Lender agrees to do promptly upon becoming aware that such circumstances no longer exist). Upon receipt of such notice that a Lender cannot make or continue Loans based on the SOFR rate: (i) the Borrowers shall, upon demand from such affected Lender (with a copy to Administrative Agent), prepay or, if applicable, convert SOFR Loans to Reference Rate Loans (with an interest rate that shall, if necessary to avoid such illegality, be determined by Administrative Agent without reference to the SOFR rate component of the Reference Rate), either on the last day of the Interest Period therefor, if such affected Lender may lawfully continue to maintain such SOFR Loans to such day, or, if such Lender may not lawfully continue to maintain SOFR Loans, then immediately; and (ii) if such notice asserts the illegality of such affected Lender determining or charging interest rates based upon the SOFR rate, the Administrative Agent shall during the period of such suspension compute the Reference Rate applicable to such affected Lender without reference to the SOFR rate component thereof until Administrative Agent is advised in writing by such affected Lender that it is no longer illegal for such affected Lender to determine or charge interest rates based upon the SOFR rate; provided, however, that if as of 5:00 p.m. (New York City time) on any Term SOFR determination day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Term SOFR determination day. Upon any prepayment of any such Loans, the Borrowers shall also pay accrued interest on the amount so prepaid. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice or suspension and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.

4.3 Inability to Determine Rates. If the Administrative Agent determines, for any proposed Interest Period, that: (i) deposits in Dollars are not being offered to banks in the applicable offshore market for the applicable amount and Interest Period of any SOFR Loan; or (ii) SOFR does not adequately or fairly reflect the cost to the Lenders of funding or maintaining any SOFR Loan, then: (A) the Administrative Agent shall forthwith notify the Lenders and the Borrowers; and (B) while such circumstances exist, none of the Lenders shall allocate any Loans made during such period, or reallocate any Loans allocated to any then-existing Interest Period ending during such period, to an Interest Period with respect to which interest is calculated by reference to SOFR. If, with respect to any outstanding Interest Period, a Lender notifies the Administrative Agent that it is unable to obtain matching deposits in the London interbank market to fund its purchase or maintenance of such Loans or that SOFR applicable to such Loans will not adequately reflect the cost to the Person of funding or maintaining such Loans for such Interest Period, then: (x) the Administrative Agent shall forthwith so notify the Borrowers and the Lenders; and (y) upon such notice and thereafter while such circumstances exist, the applicable Lender shall not make any SOFR Loans during such period or reallocate any Loans allocated to any Interest Period ending during such period, to an Interest Period with respect to which interest is calculated by reference to SOFR; provided that, (I) if the forgoing notice relates to Loans that are outstanding as SOFR Loans, such Loans shall be Converted to Reference Rate Loans only on the last day of the then-current Interest Period, and (II) upon receipt of such notice, the Borrowers may revoke any outstanding Requests for Borrowing. Each Lender shall promptly notify the Borrowers when the circumstances described in this Section 4.3 cease to exist and any Loan converted to a Reference Rate Loan or not converted to a SOFR Loan shall be converted on the last day of the then-current Interest Period to a SOFR Loan with an Interest Period of the same duration as the Interest Period that was in effect immediately prior to the conversion of such SOFR Loan to a Reference Rate Loan (or the duration selected in the event of any Loan that was not converted from a Reference Rate Loan to a SOFR Loan).

4.4 Increased Cost and Capital Adequacy.

(a) Increased Costs Generally. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or advances, loans or other credit extended or participated in by, any Lender (except any reserve requirement reflected in Adjusted Term SOFR);

(ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii) impose on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Credit Agreement or Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to reduce the amount of any sum received or receivable by such Lender or such other Recipient hereunder (whether of principal, interest or any other amount) then, upon written request of such Lender or other Recipient, the applicable Borrowers shall promptly pay to any such Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered in each case relating to the applicable Fund Group in accordance with Section 4.4(c).

(b) Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, relating to capital adequacy or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Credit Agreement, the Commitment of such Lender or the Loans made by such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time upon written request of such Lender, the applicable Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered relating to such Fund Group in accordance with Section 4.4(c).

(c) Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender as specified in Section 4.4(a) or Section 4.4(b) shall be delivered to the applicable Borrowers in the event that any such amounts are requested thereunder and shall be conclusive absent manifest error. The applicable Borrowers shall pay such Lender the amount shown relating to such Fund Group as due on any such certificate by the Required Payment Time.

(d) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrowers shall not be required to compensate a Lender pursuant to this Section for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender notifies the Borrowers of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s intention to claim compensation therefor (except that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

4.5 Funding Losses. Promptly following demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrowers of any applicable Fund Group shall pay the Administrative Agent for the account of such Lender, such amount or amounts as shall compensate such Lender for, and hold such Lender harmless from, any actual out-of-pocket loss, cost or expense incurred by such Lender in obtaining, liquidating or employing deposits or other funds from third parties as a result of (a) any failure or refusal of the Borrowers of such Fund Group (for any reasons whatsoever other than a default by the Administrative Agent or any Lender) to accept a Loan after the Borrowers of such Fund Group shall have requested such Loan under this Credit Agreement, (b) any prepayment or other payment of a SOFR Loan on a day other than the last day of the Interest Period applicable to such Loan, (c) any other prepayment of a Loan that is otherwise not made in compliance with the provisions of this Credit Agreement, or (d) the failure of the Borrowers of such Fund Group to make a prepayment of a Loan after giving notice under this Credit Agreement, that such prepayment will be made. Any such payments shall be made by the Required Payment Time.

4.6 Requests for Compensation. If requested by one or more Borrowers of any applicable Fund Group in connection with any demand for payment pursuant to this Section 4, a Lender shall provide to the Borrowers of such Fund Group, with a copy to the Administrative Agent, a certificate setting forth in reasonable detail the basis for such demand, the amount required to be paid by the Borrowers of such Fund Group to such Lender and the computations made by such Lender to determine such amount, such certificate to be conclusive and binding in the absence of manifest error. This Section 4.6 shall not be construed to require any Lender to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Borrowers of such Fund Group or any other Person. Any such amount payable by the Borrowers of such Fund Group shall not be duplicative of any amounts (a) previously paid under this Section 4, or (b) included in the calculation of SOFR.

4.7 Survival. Without prejudice to the survival of any other agreement of the Borrowers hereunder, all of the Borrowers’ rights and obligations under this Section 4 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Credit Agreement or any provision hereof. Each Lender shall notify the Borrowers of any event occurring after the termination of this Credit Agreement entitling such Lender to compensation under this Section 4 as promptly as practicable.

4.8 Mitigation Obligations; Replacement of Lenders.

(a) Designation of a Different Lending Office. If any Lender requests compensation under Section 4.4, or requires any Borrower to pay additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.1, then such Lender shall, at the request of the Borrowers, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 4.4 or Section 4.1, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b) Replacement of Lenders. If any Lender requests compensation under Section 4.4, or if any Borrower is required to pay additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.1, and, in each case, such Lender has declined or is unable to designate a different Lending Office in accordance with Section 4.8(a), or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then one or more Borrowers may, at their sole expense and effort, so long as no Event of Default or Potential Default has occurred and is continuing, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 12.11), all of its interests, rights (other than its existing rights to payments pursuant to Section 4.4 or Section 4.1) and obligations under this Credit Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:

(i) one or more Borrowers shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 12.11;

(ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under this Section 4) from the assignee (to the extent of such outstanding principal) or the Borrowers (in the case of accrued interest, fees and all other amounts);

(iii) in the case of any such assignment resulting from a claim for compensation under Section 4.4 or payments required to be made pursuant to Section 4.1, such assignment will result in a reduction in such compensation or payments thereafter;

(iv) such assignment does not conflict with Applicable Law; and

(v) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.

4.9 Benchmark Replacement Setting.

(a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Credit Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Borrowers and the Lenders without any amendment to this Credit Agreement or any other Loan Document, or further action or consent of the Borrowers or any other party to this Credit Agreement, so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from the Borrowers or Lenders comprising the Required Lenders.

(b) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Credit Agreement or any other Loan Document.

(c) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrowers and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrowers of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 4.9(d) and the commencement or conclusion of any Benchmark Unavailability Period pursuant to Section 4.9(e). Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 4.9, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Credit Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 4.9.

(d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable tenor and (ii) if a tenor that was removed pursuant to clause (i) above is subsequently displayed on a screen or information service, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(e) Benchmark Unavailability Period. Upon the Borrowers’ receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrowers may revoke any pending request for a SOFR Borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrowers will be deemed to have converted any such request into a request for a Borrowing of or conversion to Reference Rate Loans. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Reference Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Reference Rate.

Section 5. SECURITY

5.1 Liens and Security Interest.

(a) Capital Commitments and Capital Calls.

(i) To secure performance by a Feeder Fund in a Fund Group of the payment and the performance of its obligations to the related Borrower or Blocker, as applicable, in such Fund Group, such Feeder Fund and its Feeder Fund General Partner, each to the extent of their respective interests therein, shall grant to the related Borrower or Blocker, as applicable, in such Fund Group a first priority, exclusive, perfected security interest and Lien (subject to Permitted Liens) in and on their Collateral pursuant to a Feeder Fund Security Agreement, the related financing statements and the other related documents.

(ii) To secure performance by a Blocker in a Fund Group of the payment and the performance of its obligations to the Borrower in such Fund Group, such Blocker and its Blocker Managing Member, each to the extent of their respective interests therein, shall grant to the Borrower in such Fund Group a first priority, exclusive, perfected security interest and Lien (subject to Permitted Liens) in and on their Collateral pursuant to a Blocker Security Agreement, the related financing statements and the other related documents.

(iii) To secure performance by the Borrowers in a Fund Group of the payment and the performance of the Obligations of such Fund Group, the Borrowers and the related Borrower General Partners of such Fund Group, each to the extent of their respective interests therein, shall grant to the Administrative Agent, for the benefit of each of the Secured Parties, a first priority, exclusive, perfected security interest and Lien (subject to Permitted Liens) in and on the Collateral applicable to the Fund Group pursuant to their respective Borrower Security Agreements, the related financing statements and the other related documents.

(b) Reliance. With respect to a Fund Group, the Fund Group Parties in such Fund Group agree that the Administrative Agent and each Lender has entered into this Credit Agreement, extended credit hereunder to such Fund Group and at the time of each Loan to such Fund Group will make such Loan in reasonable reliance on the obligations of the Investors in such Fund Group to fund their respective Capital Commitments as shown in their Subscription Agreements and accepted by the applicable Borrower or Feeder Fund, as applicable, and delivered in connection herewith and accordingly, it is the intent of the parties that such Capital Commitments may be enforced by the Administrative Agent (acting as agent for the applicable Borrower (and not in its own capacity), as and to the extent contemplated by Section 1.7), and ultimately for the benefit of the Lenders and other Secured Parties, pursuant to the terms of the Loan Documents, directly against the Investors without further action by the applicable Borrower or Borrower General Partner or the applicable Feeder Fund or the Feeder Fund General Partner, as applicable, during the continuance of an Event of Default, and notwithstanding any compromise of any such Capital Commitment by the applicable Borrower or Borrower General Partner or the applicable Feeder Fund or the Feeder Fund General Partner, as applicable, after the Closing Date as provided in 6 Del. C. §17-502(b)(1). Notwithstanding the foregoing, but subject to Section 10.2, in the event that Administrative Agent seeks to enforce the Capital Commitments of one or more Investors it shall require such Investor to fund its Capital Contribution to the applicable Collateral Account.

The security agreements, financing statements, assignments, collateral assignments and any other documents and instruments from time to time executed and delivered pursuant to this Credit Agreement with respect to a Fund Group to grant, perfect and continue a security interest in the Collateral relating thereto, including without limitation the applicable Security Agreements, the applicable Collateral Account Pledges and the applicable Control Agreements, and any documents or instruments amending or supplementing the same, shall be collectively referred to herein as the “Collateral Documents” with respect to such Fund Group.

(c) Fund Groups. Notwithstanding anything in this Section 5 to the contrary, the Collateral of any member of a Fund Group shall only secure the Obligations of such Fund Group and there shall be no cross-default or cross-collateralization between Fund Groups.

5.2 The Collateral Accounts; Capital Calls.

(a) The Collateral Accounts. In order to secure further the payment and the performance of the Obligations of the applicable Fund Group and to effect and facilitate the right of the Secured Parties, each Borrower in such Fund Group shall require that each of its Investors wire transfer to such Borrower’s Collateral Account all monies or sums paid or to be paid by the Investors pursuant to Capital Calls. As set forth in the applicable Feeder Fund Acknowledgment and Confirmation, each Feeder Fund will require that Investors in such Feeder Fund wire transfer to such Feeder Fund’s Collateral Account all monies or sums paid or to be paid by the Investors pursuant to Capital Calls. In addition, each of the applicable Borrowers shall and, pursuant to the related Feeder Fund Acknowledgment and Confirmation or the related Blocker Acknowledgment and Confirmation, as applicable, the related Feeder Fund or Blocker, as applicable, will, promptly deposit into the applicable Collateral Account any payments and monies that any such Credit Party receives directly from Investors as Capital Contributions.

(b) Use of the Collateral Accounts. The Credit Parties may withdraw funds from the Collateral Accounts only in compliance with Section 9.18. During the continuance of a Cash Control Event with respect to the applicable Fund Group, the Administrative Agent is authorized to take exclusive control of the Collateral Accounts of such Fund Group in accordance with the terms of the applicable Control Agreement. If the applicable Account Bank with respect to any Collateral Account ceases to be HSBC or an Eligible Institution, each Borrower shall have thirty (30) days following notice from the Administrative Agent to move (or cause its Feeder Fund(s) or its Blocker(s), as applicable, to move) its Collateral Account to a replacement Account Bank that is HSBC or an Eligible Institution. If an Account Bank terminates a Control Agreement, the applicable Borrower shall (or shall cause the applicable Feeder Fund or Blocker, as applicable, to) open a new collateral account that is subject to a new Control Agreement, in form and substance satisfactory to the Administrative Agent, with a replacement Account Bank within thirty (30) days of such termination.

(c) No Duty. Notwithstanding anything to the contrary herein contained, it is expressly understood and agreed that neither the Administrative Agent nor any other Secured Party undertakes any duties, responsibilities, or liabilities with respect to the Capital Calls issued by the Borrowers, the Feeder Funds or the Blockers. None of them shall be required to refer to the Constituent Documents of any Credit Party, or a Subscription Agreement or any Side Letter, or take any other action with respect to any other matter that might arise in connection with the Constituent Documents of any Credit Party, a Subscription Agreement, a Side Letter or any Capital Call. None of them shall have any duty to determine or inquire into any happening or occurrence or any performance or failure of performance of any Credit Party or any of the Investors. None of them shall have any duty to inquire into the use, purpose, or reasons for the making of any Capital Call by any Credit Party or the Investment or use of the proceeds thereof.

(d) Capital Calls and Disbursements from Collateral Accounts. The Borrowers in a Fund Group shall issue, and, as applicable, (i) in accordance with the applicable Feeder Fund Acknowledgment and Confirmation, directly or indirectly cause the related Feeder Fund to issue and (ii) in accordance with the applicable Blocker Acknowledgment and Confirmation, directly or indirectly cause the related Blocker to issue, Capital Calls at such times as are necessary in order to ensure the timely payment of the Obligations of such Fund Group hereunder. Each Borrower hereby irrevocably authorizes and directs the Secured Parties, acting through the Administrative Agent, to charge from time to time the Collateral Accounts of such Fund Group for amounts owed by such Fund Group that are not paid when due (after the passage of any applicable grace period) to the Secured Parties or any of them hereunder and under the other applicable Loan Documents; provided that promptly after any disbursement of funds from any such account to the Secured Parties, as contemplated in this Section 5.2(d), the Administrative Agent shall deliver a written notice of such disbursement to the Borrowers of such Fund Group. Amounts in any applicable Feeder Fund Collateral Account and any applicable Blocker Collateral Account shall be subject to the restrictions contained in Section 9.18.

(e) No Representations. Neither the Administrative Agent nor any Secured Party shall be deemed to make at any time any representation or warranty as to the validity of any Capital Call nor shall the Administrative Agent or the Secured Parties be accountable for any Borrower Party’s use of the proceeds of any Capital Contribution.

5.3 Agreement to Deliver Additional Collateral Documents. The Credit Parties shall deliver such security agreements, financing statements, assignments, and other collateral documents (all of which shall be deemed part of the Collateral Documents), in form and substance satisfactory to the Administrative Agent, as the Administrative Agent acting on behalf of the Secured Parties may request from time to time for the purpose of granting to, or maintaining or perfecting in favor of the Secured Parties, first priority security interests in the Collateral of the applicable Credit Party (subject to Permitted Liens), together with other assurances of the enforceability and first priority of the Secured Parties’ Liens and assurances of due recording and documentation of such Collateral Documents or copies thereof, as the Administrative Agent may reasonably require to avoid material impairment of the first priority Liens and security interests granted or purported to be granted in accordance with this Section 5.

5.4 Subordination. During the continuance of a Cash Control Event with respect to any particular Fund Group, no Credit Party in such Fund Group shall make any payments or advances of any kind, directly or indirectly, on any debts and liabilities to any other Credit Party in such Fund Group, any Investor in such Fund Group or the Investment Manager whether now existing or hereafter arising and whether direct, indirect, several, joint and several, or otherwise, and howsoever evidenced or created (collectively with respect to the applicable Fund Group, the “Other Claims”). All Other Claims, together with all Liens on assets securing the payment of all or any portion of the Other Claims shall at all times during the continuance of a Cash Control Event, in each case, with respect to any Fund Group, be subordinated to and inferior in right and in payment to the Obligations of such Fund Group and all Liens on assets securing all or any portion of the Obligations of such Fund Group, and each Credit Party in such Fund Group agrees to take such actions as are reasonably necessary to provide for such subordination between it and any other Credit Party in such Fund Group, inter se, including but not limited to including provisions for such subordination in the documents evidencing the Other Claims. The Investment Manager acknowledges and agrees that at any time a Fund Group Event of Default or a Fund Group Potential Default pursuant to Section 10.1(a) or Section 10.1(i) has occurred and is continuing with respect to a Fund Group and there are Obligations outstanding with respect to such Fund Group, the payment of any and all management or other fees due and owing to it from any Credit Party in such Fund Group shall be subordinated to and inferior in right and payment to the Obligations of such Fund Group in all respects; provided that, such management fees may be paid from a source other than the Collateral Accounts of such Fund Group and the proceeds of Capital Contributions of such Fund Group.

Section 6. CONDITIONS PRECEDENT TO LENDING.

6.1 Obligations of the Lenders. The obligation of the Lenders to advance the initial Borrowing hereunder to any Fund Group shall not become effective until the date on which (i) the Administrative Agent shall have received each of the following documents and (ii) each of the other conditions listed below is satisfied or waived by the Administrative Agent (and to the extent specified below, each Lender) (each in form and substance satisfactory to the Administrative Agent, which satisfaction of such conditions must occur within one (1) Business Day of the date hereof):

(a) Credit Agreement. This Credit Agreement, duly executed and delivered by the Initial Borrower and the Initial General Partner;

(b) Note. A Note duly executed and delivered by each Borrower (if required) in accordance with Section 3.1;

(c) Security Agreements. Each Borrower Security Agreement, duly executed and delivered by the parties thereto in favor of the Administrative Agent for the benefit of the Secured Parties;

(d) Collateral Account Pledges. Each Borrower Collateral Account Pledge, duly executed and delivered by the parties thereto, in favor of the Administrative Agent for the benefit of the Secured Parties;

(e) Control Agreements. Each Borrower Control Agreement, duly executed and delivered by the parties thereto;

(f) Filings.

(i) Satisfactory reports of searches of Filings (or the equivalent in any applicable foreign jurisdiction, as applicable) in the jurisdiction of formation or registration of the Borrower, the Borrower General Partner, where a filing has been or would need to be made in order to perfect the Initial Borrower’s, and the Administrative Agent’s first priority security interest on behalf of the Secured Parties in the related Collateral, applicable (subject to Permitted Liens), copies of the financing statements on file in such jurisdictions and evidence that no Liens exist, or, if necessary, copies of proper financing statements, if any, filed on or before the date hereof necessary to terminate all security interests and other rights of any Person in any Collateral previously granted; and

(ii) Filings (or the equivalent in any applicable foreign jurisdiction, as applicable) satisfactory to the Administrative Agent with respect to the Collateral together with written evidence satisfactory to the Administrative Agent that the same have been filed, submitted for filing in the appropriate public filing office(s) (other than any Filings consisting of notice to limited partners of any Borrower formed or registered in the Cayman Islands, which shall be provided in accordance with Section 8.9(b)) in the Administrative Agent’s sole discretion, to perfect the Initial Borrower’s or the Administrative Agent’s (on behalf of the Secured Parties) first priority security interest in the applicable Collateral (subject to Permitted Liens);

(g) Responsible Officer Certificates. A certificate from a Responsible Officer of each Credit Party, in the form of Exhibit M;

(h) The Borrower’s Constituent Documents. True and complete copies of the Constituent Documents of the Borrower, together with certificates of existence and good standing (or other similar instruments) of the Borrower, in each case certified by a Responsible Officer of the Borrower to be correct and complete copies thereof and in effect on the date hereof;

(i) The Initial General Partner’s Constituent Documents. True and complete copies of the Constituent Documents of the Initial General Partner, together with certificates of existence and good standing (or other similar instruments) of the Initial General Partner, in each case certified by a Responsible Officer of the Initial General Partner to be correct and complete copies thereof and in effect on the date hereof;

(j) Management Agreement. A copy of the Management Agreement, duly executed by the parties thereto;

(k) Authority Documents. Certified resolutions of each Credit Party, authorizing the entry into the transactions contemplated herein and in the other Loan Documents, in each case certified by a Responsible Officer of such Person as correct and complete copies thereof and in effect on the date hereof;

(l) Incumbency Certificate. From each Credit Party, a signed certificate of a Responsible Officer, who shall certify the names of the Persons authorized, on the date hereof, to sign each of the Loan Documents and the other documents or certificates to be delivered pursuant to the Loan Documents on behalf of such Credit Party, together with the true signatures of each such Person; the Administrative Agent may conclusively rely on such certificate until it shall receive a further certificate canceling or amending the prior certificate and submitting the authority and signatures of the Persons named in such further certificate;

(m) Opinions. A favorable written opinion of counsel to the Credit Parties in form and substance satisfactory to the Administrative Agent and its counsel, dated as of the Closing Date;

(n) Investor Documents. With respect to Investors in each applicable Credit Party: (i) a copy of each Investor’s duly executed Subscription Agreement, Side Letter (if applicable) and Credit Link Document, if applicable; and (ii) if such Investor is an Endowment Fund Investor, a copy of any keepwell agreement in place between such Investor and its Sponsor;

(o) Fees; Costs and Expenses. Payment of all fees and other amounts due and payable on or prior to the date hereof, including pursuant to the Fee Letter, and, to the extent invoiced, reimbursement or payment of all reasonable expenses required to be reimbursed or paid by the Borrowers hereunder, including the fees and disbursements invoiced through the date hereof of the Administrative Agent’s special counsel, Cadwalader, Wickersham & Taft LLP, which may be deducted from the proceeds of such initial Borrowing;

(p) ERISA Status. With respect to the Initial Borrower, either (i) a favorable written opinion of counsel to such Credit Party, addressed to the Secured Parties, reasonably acceptable to the Administrative Agent and its counsel, regarding the status of such Credit Party as an Operating Company (or a copy of such opinion addressed to the Investors, reasonably acceptable to the Administrative Agent and its counsel, together with a reliance letter with respect thereto, addressed to the Secured Parties); (ii) a certificate, addressed to the Secured Parties, signed by a Responsible Officer of such Credit Party that the underlying assets of such Credit Party do not constitute Plan Assets because less than 25% of the total value of each class of equity interests in such Credit Party is held by “benefit plan investors” within the meaning of Section 3(42) of ERISA which shall be substantially in the form of the ERISA 25% Certificate;

(q) Collateral Accounts. Evidence that the Collateral Account of the Initial Borrower has been established;

(r) “Know Your Customer” Information and Documents. Such information and documentation as is requested by the Lenders so that each of the Credit Parties has become KYC Compliant;

(s) Beneficial Ownership Certification. The Administrative Agent shall have received, sufficiently in advance of (but in any event not less than three (3) Business Days prior to) the Closing Date a Beneficial Ownership Certification in relation to each Credit Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation;

(t) Borrowing Base Certificate. The Administrative Agent shall have received a Borrowing Base Certificate; and

(u) Additional Information. Such other information and documents as may reasonably be required by the Administrative Agent and its counsel.

In addition, the Administrative Agent shall have completed to its satisfaction its due diligence review of the Borrowers and each of their respective management, controlling owners, systems and operations.

6.2 Conditions to all Loans. The obligation of the Lenders to advance each Borrowing to a Fund Group (including without limitation the initial Borrowing) hereunder is subject to satisfaction of the conditions precedent that:

(a) Representations and Warranties. The representations and warranties of the Credit Parties set forth herein and in the other Loan Documents with respect to the applicable Fund Group are true and correct, in all material respects, on and as of the date of the advance of such Borrowing, with the same force and effect as if made on and as of such date;

(b) No Default. No event shall have occurred and be continuing, or would result from the Borrowing, which constitutes a Fund Group Event of Default or a Fund Group Potential Default of any Fund Group, regardless of which Fund Group is Borrowing; provided, that the Lenders, in their sole discretion, shall have the right to waive any event which constitutes a Fund Group Event of Default or a Fund Group Potential Default of a Fund Group which is not Borrowing to permit the Borrowing of the requesting Fund Group;

(c) Request for Borrowing. The Administrative Agent shall have received a Request for Borrowing from the Borrowers in such Fund Group, together with a Borrowing Base Certificate with respect to the requesting Borrower’s Fund Group. With respect to any proposed Borrowing by AB-Abbott Private Equity Solutions 2024 (Delaware) Fund L.P., no Borrowing shall occur until (i) the Administrative Agent has confirmed in its sole discretion that such Borrower is KYC Compliant, (ii) the Administrative Agent has received a Borrower Control Agreement, duly executed and delivered by the parties thereto, for such Borrower, and (iii) the Administrative Agent has received favorable written opinions from Dechert LLP and Schulte Roth & Zabel LLP, each as counsel to the Credit Parties, in form and substance satisfactory to the Administrative Agent;

(d) No Investor Excuses. Other than as disclosed to the Administrative Agent in writing, no Responsible Officer of a Credit Party in such Fund Group has knowledge or reason to believe any Investor in its Fund Group would be entitled to exercise any withdrawal, excuse or exemption right under the applicable Constituent Documents, its Subscription Agreement or any Side Letter with respect to any Investment being acquired in whole or in part with any proceeds of the related Loan (provided, that if such Credit Parties have disclosed a potential excuse or exemption right to the Administrative Agent in writing, the excused, withdrawn or exempted portion of the applicable Investor’s Unfunded Capital Commitment shall be excluded from the calculation of the applicable Borrowing Base, but the Borrowers in such Fund Group shall not be prohibited from such credit extension upon satisfaction of the other conditions therefor);

(e) Beneficial Ownership Certification. At least three (3) Business Days prior to any such Borrowing, unless there has been no material change to the Beneficial Ownership Certification previously provided by the Credit Party in such Fund Group pursuant to Section 6.1, such Credit Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered to Administrative Agent an updated Beneficial Ownership Certification;

(f) Available Commitment. After giving effect to the proposed Borrowing, the Principal Obligations of such Fund Group will not exceed the Available Commitment of such Fund Group; and

(g) Fees; Costs and Expenses. Payment of all fees and other amounts due and payable by any Credit Party in such Fund Group on or prior to the date of such Borrowing and, to the extent invoiced, reimbursement or payment of all expenses required to be reimbursed or paid by any Credit Party in such Fund Group hereunder, including the fees and disbursements invoiced through the date of such Borrowing of the Administrative Agent’s special counsel, Cadwalader, Wickersham & Taft LLP, which may be deducted from the proceeds of such Borrowing.

6.3 Addition of Qualified Borrowers. The obligation of the Lenders to advance a Borrowing to a proposed Qualified Borrower hereunder is subject to the conditions that the Borrowers shall have given the Administrative Agent at least fifteen (15) Business Days prior written notice and each of the following:

(a) Approval of Qualified Borrower. In order for an entity to be approved as a Qualified Borrower (i) the Borrowers must obtain the written consent of each Lender, not to be unreasonably withheld; (ii) such entity shall be one in which a Borrower or another Credit Party owns a direct or indirect ownership interest, or through which the Borrower or another Credit Party may acquire an Investment, the indebtedness of which entity can be guaranteed by such Borrower or an applicable Feeder Fund under their Constituent Documents (a “Qualified Borrower”); and (iii) the provisions of this Section 6.3 shall be satisfied;

(b) Guaranty of Qualified Borrower Obligations. The applicable Borrower shall provide to the Administrative Agent and each of the Lenders an unconditional guaranty of payment in the form of Exhibit J (the “Qualified Borrower Guaranty”, and such guaranties, collectively, the “Borrower Guaranties”), which shall be enforceable against such Borrower for the payment of a Qualified Borrower’s debt or obligation to the Lenders, which guaranty shall specify the applicable Fund Group or Fund Groups (which shall be the same Fund Group(s) as the Fund Group(s) of such Borrower Credit Parties providing the Qualified Borrower Guaranty);

(c) Qualified Borrower Promissory Note. Such Qualified Borrower shall execute and deliver a promissory note, in the form of Exhibit I (a “Qualified Borrower Promissory Note”), payable to the Administrative Agent, for the benefit of the Secured Parties;

(d) Authorizations of Qualified Borrower. The Administrative Agent shall have received from the Qualified Borrower appropriate evidence of the authorization of the Qualified Borrower approving the execution, delivery and performance of the Qualified Borrower Promissory Note, duly adopted by the Qualified Borrower, as required by Applicable Law or agreement, and accompanied by a certificate of an authorized Person of such Qualified Borrower stating that such authorizations are true and correct, have not been altered or repealed and are in full force and effect;

(e) Incumbency Certificate. The Administrative Agent shall have received from the Qualified Borrower a signed certificate of a Responsible Officer of the Qualified Borrower which shall certify the names of the Persons authorized to sign the Qualified Borrower Promissory Note and the other documents or certificates to be delivered pursuant to the terms hereof by such Qualified Borrower, together with the true signatures of each such Person. The Administrative Agent may conclusively rely on such certificate until it shall receive a further certificate canceling or amending the prior certificate and submitting the authority and signatures of the Persons named in such further certificate;

(f) Opinion of Counsel to Qualified Borrowers. The Administrative Agent shall have received a favorable written opinion of counsel for the Qualified Borrower, in form and substance satisfactory to the Administrative Agent;

(g) Opinion of Counsel to the Borrower. The Administrative Agent shall have received a favorable written opinion of counsel for the Borrowers with respect to the Qualified Borrower Guaranty, in form and substance satisfactory to the Administrative Agent;

(h) “Know Your Customer” Information and Documents. The Lenders shall have received all items required to make such Qualified Borrower KYC Compliant;

(i) Fees, Costs and Expenses. Payment of all fees and other invoiced amounts due and payable by any Credit Party in the related Fund Group or prior to the date of such Qualified Borrower becomes a Borrower hereunder and, to the extent invoiced, reimbursement or payment of all expenses required to be reimbursed or paid by any Credit Party hereunder, which may be deducted from the proceeds of any related Borrowing;

(j) Due Diligence Review. The Administrative Agent shall have completed to its satisfaction its due diligence review of such Qualified Borrower and its respective management, controlling owners, systems and operations;

(k) ERISA Status. With respect to the initial advance to such Qualified Borrower only, either (i) a favorable written opinion of counsel to such Qualified Borrower, addressed to the Secured Parties, reasonably acceptable to the Administrative Agent and its counsel, regarding the status of such Qualified Borrower as an Operating Company (or a copy of such opinion addressed to the Investors, reasonably acceptable to the Administrative Agent and its counsel, together with a reliance letter with respect thereto, addressed to the Secured Parties); or (ii) a certificate, addressed to the Secured Parties, signed by a Responsible Officer of such Qualified Borrower that the underlying assets of such Qualified Borrower do not constitute Plan Assets because less than 25% of the total value of each class of equity interests in such Qualified Borrower is held by “benefit plan investors” within the meaning of Section 3(42) of ERISA which shall be substantially in the form of the ERISA 25% Certificate;

(l) Additional Information. The Administrative Agent shall have received such other information and documents in respect of such Qualified Borrower as may be required by the Administrative Agent and its counsel; and

(m) Beneficial Ownership Certification. If such Qualified Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Lenders shall have received, sufficiently in advance of (but in any event not less than three (3) Business Days prior to) the date such Person becomes a Qualified Borrower, a Beneficial Ownership Certification in relation to such Qualified Borrower.

Upon the satisfaction of the requirements of this Section 6.3 described above, the Qualified Borrower shall be bound by the terms and conditions of this Credit Agreement as if it were a Borrower hereunder.

6.4 Addition of New Fund Group Borrower, AIV Borrower and Parallel Fund Borrowers. The obligation of the Lenders to advance a Borrowing to a proposed Borrower in a new Fund Group (a “New Fund Group Borrower”) AIV Borrower or Parallel Fund Borrower, as applicable, hereunder is subject to the conditions that the Borrowers in the applicable Fund Group shall have given the Administrative Agent at least fifteen (15) Business Days prior written notice (or such shorter period agreed to by the Administrative Agent in its sole and absolute discretion) and each of the following:

(a) Approval of New Fund Group Borrower, AIV Borrower or Parallel Fund Borrower. In order for an entity to be approved as an New Fund Group Borrower, AIV Borrower or a Parallel Fund Borrower, as applicable, (i) the Borrowers in the applicable Fund Group must obtain the written consent of each Lender, in its sole discretion; (ii) such entity shall be either New Fund Group Borrower, or an Alternative Investment Vehicle or a Parallel Investment Vehicle, as applicable, of a Borrower or a Feeder Fund in the applicable Fund Group; (iii) the provisions of this Section 6.4 shall be satisfied and (iv) the Administrative Agent and the Lenders shall agree, as applicable, with, in the case of a New Fund Group Borrower, the existing Borrowers of the existing Fund Groups or, in the case of an AIV Borrower or a Parallel Fund Borrower, the Borrowers of the applicable Fund Group, on an acceptable amendment to the structure of the Credit Facility to accommodate the new Borrower on a several liability basis;

(b) Joinder and Security of New Borrower Obligations. The New Fund Group Borrower, AIV Borrower or Parallel Fund Borrower and their general partners shall provide to the Administrative Agent and each of the Lenders duly executed documentation substantially similar, in the reasonable discretion of the Administrative Agent, to that executed by the Borrowers at the Closing Date, including but not limited to a joinder agreement to this Credit Agreement (pursuant to which it agrees to be jointly and severally liable for all applicable Obligations), applicable Collateral Documents and such other applicable Loan Documents and Filings as the Administrative Agent may reasonably request;

(c) Borrower Note. Upon the request of the Administrative Agent, such New Fund Group Borrower, AIV Borrower or Parallel Fund Borrower, as applicable, shall execute and deliver a promissory note, in the form of Exhibit B;

(d) Authorizations of Borrower. The Administrative Agent shall have received from the New Fund Group Borrower, AIV Borrower or Parallel Fund Borrower, as applicable, appropriate evidence of the authorization of such Borrower approving the execution, delivery and performance of its Note, its applicable Collateral Documents and any other applicable

Loan Documents required of such Borrower, duly adopted by such Borrower, as required by Applicable Law or agreement, and accompanied by a certificate of an authorized Person of such Borrower stating that such authorizations are true and correct, have not been altered or repealed and are in full force and effect;

(e) Responsible Officer Certificates. A certificate from a Responsible Officer of each New Fund Group Borrower, AIV Borrower or Parallel Fund Borrower, as applicable, in the form of Exhibit M;

(f) Constituent Documents. True and complete copies of the Constituent Documents of such New Fund Group Borrower, AIV Borrower or Parallel Fund Borrower, as applicable, together with certificates of existence (or, with respect to any such Borrower organized or formed under the laws of the Cayman Islands, any section 9(1) and section 10 statements filed in accordance with the laws of the Cayman Islands) and a certificate of good standing (or other similar instruments) of such Borrower, in each case certified by a Responsible Officer of such Person to be correct and complete copies thereof and in effect on the date such New Fund Group Borrower, AIV Borrower or Parallel Fund Borrower, as applicable, becomes a Borrower hereunder and in each case satisfactory to the Administrative Agent in its sole discretion;

(g) ERISA Status. With respect to the initial advance to such New Fund Group Borrower, AIV Borrower or Parallel Fund Borrower only, either (i) a favorable written opinion of counsel to such AIV Borrower or Parallel Fund Borrower, as applicable, addressed to the Secured Parties, reasonably acceptable to the Administrative Agent and its counsel, regarding the status of such AIV Borrower or Parallel Fund Borrower as an Operating Company (or a copy of such opinion addressed to the Investors, reasonably acceptable to the Administrative Agent and its counsel, together with a reliance letter with respect thereto, addressed to the Secured Parties); (ii) a certificate, addressed to the Secured Parties, signed by a Responsible Officer of such AIV Borrower or Parallel Fund Borrower that the underlying assets of such Credit Party do not constitute Plan Assets because less than 25% of the total value of each class of equity interests in such Credit Party is held by “benefit plan investors” within the meaning of Section 3(42) of ERISA which shall be substantially in the form of the ERISA 25% Certificate;

(h) Incumbency Certificate. The Administrative Agent shall have received from the New Fund Group Borrower, AIV Borrower or Parallel Fund Borrower, as applicable, a signed certificate of a Responsible Officer of such Borrower which shall certify the names of the Persons authorized to sign the Loan Documents to be delivered pursuant to the terms hereof by such Borrower, together with the true signatures of each such Person. The Administrative Agent may conclusively rely on such certificate until it shall receive a further certificate canceling or amending the prior certificate and submitting the authority and signatures of the Persons named in such further certificate;

(i) Opinion of Counsel to New Fund Group Borrower, AIV Borrower or Parallel Fund Borrower. The Administrative Agent shall have received a favorable written opinion of counsel for the New Fund Group Borrower, AIV Borrower or Parallel Fund Borrower, as applicable, in form and substance satisfactory to the Administrative Agent;

(j) “Know Your Customer” Information and Documents. The Lenders shall have received all items required to make such New Fund Group Borrower, AIV Borrower or Parallel Fund Borrower, as applicable, KYC Compliant;

(k) Fees, Costs and Expenses. Payment of all fees and other invoiced amounts due and payable by any Credit Party in the related Fund Group on or prior to the date that such New Fund Group Borrower, AIV Borrower or Parallel Fund Borrower, as applicable, becomes a Borrower hereunder and, to the extent invoiced, reimbursement or payment of all expenses required to be reimbursed or paid by any Credit Party in such Fund Group hereunder, which may be deducted from the proceeds of any related Borrowing;

(l) Due Diligence Review. The Administrative Agent shall have completed to its satisfaction its due diligence review of such New Fund Group Borrower, AIV Borrower or Parallel Fund Borrower, as applicable, and its respective management, controlling owners, systems and operations;

(m) PF Act Registration. The Administrative Agent shall have received evidence, in a form and substance satisfactory to the Administrative Agent, that any such New Fund Group Borrower, AIV Borrower or Parallel Fund Borrower, as applicable, that is required to be registered with CIMA pursuant to the PF Act is so registered;

(n) Additional Information. The Administrative Agent shall have received such other information and documents in respect of such New Fund Group Borrower, AIV Borrower or Parallel Fund Borrower, as applicable, as may be required by the Administrative Agent and its counsel; and

(o) Beneficial Ownership Certification. If such New Fund Group Borrower, AIV Borrower or Parallel Fund Borrower, as applicable, qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Lenders shall have received, sufficiently in advance of (but in any event not less than three (3) Business Days prior to) the date such Person becomes a New Fund Group Borrower, AIV Borrower or Parallel Fund Borrower, as applicable, a Beneficial Ownership Certification in relation to such New Fund Group Borrower, AIV Borrower or Parallel Fund Borrower, as applicable.

Upon the satisfaction of the requirements of this Section 6.4 described above, the New Fund Group Partner, AIV Borrower or Parallel Fund Borrower, as applicable, shall be bound by the terms and conditions of this Credit Agreement as a Borrower hereunder.

6.5 Addition of Feeder Funds and Blockers. The addition of a proposed Feeder Fund or a Blocker, as applicable, is subject to the conditions that the Borrowers in the applicable Fund Group shall have given the Administrative Agent at least fifteen (15) Business Days prior written notice and each of the following:

(a) Approval of Feeder Fund or Blocker. In order for an entity to be approved as a Feeder Fund or Blocker, as applicable, (i) the Borrowers in the applicable Fund Group must obtain the written consent of each Lender, in its sole discretion; (ii) such entity shall be either a Feeder Fund or Blocker, as applicable, of a Borrower or a Feeder Fund in the applicable Fund Group; and (iii) the provisions of this Section 6.5 shall be satisfied;

(b) Joinder and Security of New Feeder Fund or Blocker. The Feeder Fund or Blocker, as applicable, and its Feeder Fund General Partner or Blocker Managing Member, as applicable, shall provide to the Administrative Agent and each of the Lenders (i) an updated Schedule I to this Credit Agreement, and (ii) duly executed documentation, including but not limited to (A) a joinder agreement to the applicable Collateral Documents, (B) a Feeder Fund Acknowledgement and Confirmation or Blocker Acknowledgement and Confirmation, as applicable, (C) a Blocker Contribution Agreement, as applicable, and (D) such other applicable Loan Documents and Filings as the Administrative Agent may reasonably request;

(c) Authorizations. The Administrative Agent shall have received from the Feeder Fund or Blocker, as applicable, appropriate evidence of the authorization of such Feeder Fund or Blocker, as applicable, approving the execution, delivery and performance of the documents listed in Section 6.5(b) required of such Feeder Fund or Blocker, as applicable, duly adopted by such Feeder Fund or Blocker, as applicable, as required by Applicable Law or agreement, and accompanied by a certificate of an authorized Person of such Feeder Fund or Blocker, as applicable, stating that such authorizations are true and correct, have not been altered or repealed and are in full force and effect;

(d) Responsible Officer Certificates. A certificate from a Responsible Officer of such Feeder Fund or Blocker, as applicable, in the form of Exhibit M;

(e) Constituent Documents. True and complete copies of the Constituent Documents of such Feeder Fund or Blocker, as applicable, together with a certificate of existence (or, with respect to any such Feeder Fund or Blocker organized or formed under the laws of the Cayman Islands, any section 9(1) and section 10 statements filed in accordance with the laws of the Cayman Islands) and a certificate of good standing (or other similar instruments) of such Feeder Fund or Blocker, as applicable, in each case certified by a Responsible Officer of such Person to be correct and complete copies thereof and in effect on the date such Feeder Fund or Blocker, as applicable, becomes a Feeder Fund or Blocker, as applicable, hereunder and in each case satisfactory to the Administrative Agent in its sole discretion;

(f) Incumbency Certificate. The Administrative Agent shall have received from the Feeder Fund or Blocker, as applicable, a signed certificate of a Responsible Officer of such Feeder Fund or Blocker which shall certify the names of the Persons authorized to sign the Loan Documents to be delivered pursuant to the terms hereof by such Feeder Fund or Blocker, as applicable, together with the true signatures of each such Person. The Administrative Agent may conclusively rely on such certificate until it shall receive a further certificate canceling or amending the prior certificate and submitting the authority and signatures of the Persons named in such further certificate;

(g) Opinion of Counsel to Feeder Fund or Blocker. The Administrative Agent shall have received a favorable written opinion of counsel for the Feeder Fund or Blocker, as applicable, in form and substance satisfactory to the Administrative Agent;

(h) “Know Your Customer” Information and Documents. The Lenders shall have received all items required to make such Feeder Fund or Blocker, as applicable, KYC Compliant;

(i) Fees, Costs and Expenses. Payment of all fees and other invoiced amounts due and payable by any Credit Party in the related Fund Group on or prior to the date of such Feeder Fund or Blocker, as applicable, becomes a Feeder Fund or Blocker, as applicable, hereunder and, to the extent invoiced, reimbursement or payment of all expenses required to be reimbursed or paid by any Credit Party in such Fund Group hereunder;

(j) Due Diligence Review. The Administrative Agent shall have completed to its satisfaction its due diligence review of such Feeder Fund or Blocker, as applicable, and its respective management, controlling owners, systems and operations; and

(k) Additional Information. The Administrative Agent shall have received such other information and documents in respect of such Feeder Fund or Blocker, as applicable, as may be required by the Administrative Agent and its counsel.

Upon the satisfaction of the requirements of this Section 6.5 described above, the Feeder Fund or Blocker, as applicable, shall be deemed to be a Feeder Fund or Blocker, as applicable, under this Credit Agreement.

Section 7. REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES

To induce the Lenders to make the Loans hereunder, each Credit Party (solely on behalf of itself) and its General Partner or Blocker Managing Member, as applicable (on behalf of the related Credit Party or on behalf of itself, as applicable), each hereby represents and warrants to the Administrative Agent and the Lenders that:

7.1 Organization and Good Standing. Each Credit Party is duly organized or duly incorporated or registered, as applicable, validly existing and in good standing under the laws of its jurisdiction of formation or incorporation, has the requisite power and authority to own its properties and assets and to carry on its business as now conducted, and is qualified to do business in each jurisdiction where the nature of the business conducted or the property owned or leased requires such qualification except where the failure to be so qualified to do business would not have a Material Adverse Effect.

7.2 Authorization and Power. Each Credit Party has the partnership, limited liability company or corporate power, as applicable, and requisite authority to execute, deliver, and perform its respective obligations under this Credit Agreement, the Notes, and the other Loan Documents to be executed by it, its Constituent Documents, and its Subscription Agreements. Each Credit Party is duly authorized to, and has taken all partnership, limited liability company or corporate action, as applicable, necessary to authorize it to execute, deliver, and perform its obligations under this Credit Agreement, the Notes, such other Loan Documents, its Constituent Documents, and the Subscription Agreements, and is and will continue to be duly authorized to perform its obligations under this Credit Agreement, the Notes, such other Loan Documents, its Constituent Documents and the Subscription Agreements.

7.3 No Conflicts or Consents. None of the execution and delivery of this Credit Agreement, the Notes or the other Loan Documents, the consummation of any of the transactions herein or therein contemplated, or the compliance with the terms and provisions hereof or with the terms and provisions thereof, will contravene or conflict, in any material respect, with any provision of law, statute or regulation to which the Credit Party is subject or any judgment, license, order or permit applicable to the Credit Party or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Credit Party is a party or by which the Credit Party may be bound, or to which the Credit Party may be subject. No consent, approval, authorization or order of any court or Governmental Authority, Investor or third party is required in connection with the execution and delivery by the Credit Party of the Loan Documents or to consummate the transactions contemplated hereby or thereby, including its Constituent Documents, except, in each case, for that which has already been waived or obtained.

7.4 Enforceable Obligations. This Credit Agreement, the Notes and the other Loan Documents to which such Credit Party is a party are the legal and binding obligations of such Credit Party, enforceable in accordance with their respective terms, subject to Debtor Relief Laws and general equitable principles (whether considered in a proceeding in equity or at law).

7.5 Priority of Liens. The Collateral Documents create, as security for the Obligations of the applicable Fund Group, valid and enforceable, perfected first priority security interests in and Liens on all of the Collateral (a) of each related Borrower and its General Partner in favor of the Administrative Agent for the benefit of the Secured Parties, subject to no other Liens (other than Permitted Liens), (b) of the applicable Blocker and its Blocker Managing Member in favor of the applicable Borrower and/or the Secured Party’s Agent for the benefit of the applicable Borrower, subject to no other Liens (other than Permitted Liens), and (c) of the applicable Feeder Fund and its Feeder Fund General Partner in favor of the related Borrower or Blocker, as applicable, and/or the Secured Party’s Agent for the benefit of the related Borrower or Blocker, as applicable, subject to no other Liens (other than Permitted Liens), except as enforceability may be limited by Debtor Relief Laws and general equitable principles (whether considered in a proceeding in equity or at law). Such security interests in and Liens on the Collateral shall be superior to and prior to the rights of all third parties in such related Collateral, and, other than in connection with any future Change in Law or in the applicable Credit Party’s name, identity or structure, or its jurisdiction of organization, as the case may be, no further recordings or Filings are or will be required in connection with the creation, perfection or enforcement of such security interests and Liens, other than the filing of continuation statements in accordance with Applicable Law. Each Lien referred to in this Section 7.5 is and shall be the sole and exclusive Lien on the related Collateral other than any Permitted Lien.

7.6 Financial Condition. The Credit Parties of each Fund Group have delivered to the Administrative Agent the most recently available copies of the consolidated financial statements for such Fund Group and reports described in Section 8.1 and the related statement of income, in each case certified by a Responsible Officer of such Credit Party to be true and correct; such financial statements fairly present the financial condition of such Credit Party as of the applicable date of delivery (or in the case of a pro forma balance sheet, estimated financial condition based on assumptions that such pro forma balance sheet has been prepared in accordance with GAAP, except as provided therein) in all material respects.

7.7 Full Disclosure. There is no fact known to a Responsible Officer of such Credit Party that such Credit Party has not disclosed to the Administrative Agent in writing which would reasonably be expected to have a Material Adverse Effect. All written factual information (other than financial projections, pro forma financial information, other forward looking information, information of a general economic or industry nature) heretofore furnished by such Credit Party, in connection with this Credit Agreement, the other Loan Documents or any transaction contemplated hereby is, and all such information hereafter furnished (taken as a whole) will be, true and correct in all material respects on the date as of which such information is stated or deemed stated in the context in which such information was given (or, in the case of any information prepared by third parties, such information (taken as a whole) is true and correct in all material respects to the knowledge of the Responsible Officers of such Credit Party).

7.8 No Default. No event has occurred and is continuing which constitutes a Fund Group Event of Default or, to the knowledge of the Responsible Officers of such Credit Party, a Fund Group Potential Default with respect to such Credit Party’s Fund Group.

7.9 No Litigation. (i) As of the Closing Date, there are no actions, suits, investigations or legal, equitable, arbitration or administrative proceedings in any court or before any arbitrator or Governmental Authority (“Proceedings”) pending or, to the knowledge of the Responsible Officers of the applicable Credit Party, threatened, against such Credit Party, other than any such Proceeding that has been disclosed in writing by such Credit Party to the Administrative Agent or which would not, if adversely determined, have a Material Adverse Effect, and (ii) as of any date after the Closing Date, there are no such Proceedings pending or, to the knowledge of the Responsible Officers of the applicable Credit Party, threatened, against such Credit Party, other than any such Proceeding that would not, if adversely determined, to have a Material Adverse Effect.

7.10 Material Adverse Effect. No circumstances exist or changes to such Credit Party have occurred since the date of the most recent financial statements (which may be consolidated financial statements of such Credit Party’s applicable Fund Group) of such Credit Party delivered to the Administrative Agent which would reasonably be expected to result in a Material Adverse Effect.

7.11 Taxes. Such Credit Party has timely filed or caused to be filed all Tax returns, information statements and reports required to have been filed and has paid or caused to be paid all Taxes (including mortgage recording Taxes), assessments, fees, and other governmental charges upon such Credit Party or upon any of its properties, income or franchises required to have been paid by it, except for any such Taxes as are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established, unless the failure to do so could not reasonably be expected to have a Material Adverse Effect. There is no proposed Tax assessment against such Credit Party or any basis for such assessment which could be likely to result in a Material Adverse Effect.

7.12 Principal Office; Jurisdiction of Formation. (a) Each of the principal office, chief executive office, and principal place of business of such Credit Party is correctly listed on Schedule I as the same may be updated by written notice to the Administrative Agent from time to time in accordance with this Credit Agreement; and (b) the jurisdiction of formation of such Credit Party is correctly listed on Schedule I, and such Credit Party is not organized under the laws of any other jurisdiction;.

7.13 ERISA. If such Credit Party is a Borrower or a Feeder Fund, as applicable, such Credit Party satisfies an exception under the Plan Asset Regulations so that its underlying assets do not constitute Plan Assets; provided, that the assets of any Feeder Fund may constitute Plan Assets during any period if, and only if, during such period all of the investible assets of such Feeder Fund are required to be invested, directly or indirectly, in the related Borrower. Assuming that none of the assets of any Lender are deemed to be Plan Assets, or alternatively that the applicable Lender relies on a prohibited transaction exemption that is available with respect to the transaction, the execution, delivery and performance of this Credit Agreement and the other Loan Documents, the enforcement of the Obligations directly against the Investors, and the borrowing and repayment of amounts under this Credit Agreement, do not and will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA or Section 4975(c)(1)(A) - (D) of the Internal Revenue Code. Except as would not reasonably likely to result in a Material Adverse Effect, no Credit Party or member of a Credit Party’s Controlled Group has established, maintains, contributes to, or has any liability (contingent or otherwise) with respect to any Plan.

7.14 Compliance with Law. Such Credit Party is in compliance with Applicable Laws, including, without limitation, Environmental Laws and ERISA, except where non-compliance would not be reasonably likely to have a Material Adverse Effect.

7.15 Environmental Matters. Such Credit Party (a) has not received any written notice or other written communication or otherwise learned of any Environmental Liability which would individually or in the aggregate be expected to have a Material Adverse Effect arising in connection with: (i) any actual or alleged non-compliance with or violation of any Environmental Law by such Credit Party or any permit issued under any Environmental Law to such Credit Party; or (ii) the Release or threatened Release of any Hazardous Material into the environment by such Credit Party or for which such Credit Party is alleged to be liable; and (b) has no actual liability or, to the knowledge of the Responsible Officers of such Credit Party, threatened liability in connection with the Release or threatened Release of any Hazardous Material into the environment or any Environmental Law which would individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

7.16 Capital Commitments and Contributions. All the Investors of each Credit Party in such Credit Party’s Fund Group are set forth on Exhibit A (or on a revised Exhibit A delivered to the Administrative Agent in accordance with Section 8.1(i) and Section 8.19), and the true and correct accepted Capital Commitment of each such Investor is set forth on Exhibit A (or on any such revised Exhibit A). No Capital Calls have been delivered to any such Investors other than any that have been disclosed in writing to the Administrative Agent. As of the date hereof, the aggregate amount of the Capital Commitments of each such Investor is set forth on Exhibit A; and the aggregate Unfunded Capital Commitment that could be subject to a Capital Call is set forth on Exhibit A.

7.17 Fiscal Year. The fiscal year of such Credit Party is the calendar year.

7.18 Investor Documents. Each Investor of a Credit Party in such Credit Party’s Fund Group has executed a Subscription Agreement which has been provided to the Administrative Agent. Each Side Letter of an Investor a Credit Party in such Credit Party’s Fund Group that has been entered into has been provided to the Administrative Agent. For each Investor of a Credit

Party in such Credit Party’s Fund Group, the Partnership Agreement of such Credit Party in which such Investor is a limited partner, and such Investor’s Subscription Agreement (and any related Side Letter) set forth its entire agreement regarding its Capital Commitment thereto.

7.19 Margin Stock. Such Credit Party is not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Loan relating to such Fund Group will be used: (a) to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock; (b) to reduce or retire any Indebtedness which was originally incurred to purchase or carry any such Margin Stock; or (c) for any other purpose which might constitute this transaction a “purpose credit” within the meaning of Regulation T, U, or X. Neither such Credit Party nor any Person acting on behalf of such Credit Party has taken or will take any action which might cause any Loan Document entered into by such Credit Party to violate Regulation T, U or X or any other regulation of the Board of Governors of the Federal Reserve System or to violate Section 7 of the Securities Exchange Act, in each case as now in effect or as the same may hereafter be in effect. No Loan will be secured at any time by any Margin Stock.

7.20 Investment Company Status.

(a) Such Credit Party is not required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(b) AB Private Credit Investors Corporation, a Maryland corporation, has elected to be regulated as a “business development company” within the meaning of the Investment Company Act.

(c) The business and other activities of AB Private Credit Investors Corporation and its Subsidiaries, including the making of the Loans hereunder, the application of the proceeds and repayment thereof by the Borrowers and the consummation of the transactions contemplated by the Loan Documents do not result in a material violation or breach in any respect of the provisions of the Investment Company Act or any rules, regulations or orders issued by the United States Securities and Exchange Commission thereunder, in each case, that are applicable to AB Private Credit Investors Corporation and its Subsidiaries.

(d) Each Borrower is in compliance with all written Investment Policies (after giving effect to any Permitted Policy Amendments), except to the extent that the failure to so comply could not reasonably be expected to result in a Material Adverse Effect.

7.21 No Defenses. No Responsible Officer of such Credit Party has knowledge of any default or circumstance which with the passage of time and/or giving of notice, could constitute an event of default under its Constituent Documents, or any related Subscription Agreement, Side Letter or Credit Link Document which would constitute a defense to the obligations of the Investors in such Credit Party’s Fund Group to make Capital Contributions to applicable Borrower or an applicable Feeder Fund, as applicable, pursuant to a Capital Call in accordance with the applicable Subscription Agreements or the applicable Borrower’s or Feeder Fund’s Partnership Agreement, as applicable, or has knowledge of any claims of offset or any other claims of the Investors in such Credit Party’s Fund Group against any applicable Borrower or Feeder Fund or its General Partner which would or could diminish or adversely affect the obligations of the Investors in such Credit Party’s Fund Group to make Capital Contributions and fund Capital Calls in accordance with the applicable Subscription Agreements (and any related Side Letters), the applicable Credit Party’s Partnership Agreement or Credit Link Document in any material respect.

7.22 No Withdrawals Without Approval. No Investor of a Credit Party in such Credit Party’s Fund Group is permitted to withdraw its interest in any applicable Borrower or Feeder Fund without the prior approval of the applicable Borrower General Partner or Feeder Fund General Partner, as applicable, except as set forth in Section 7.4 of the Partnership Agreement of the Initial Borrower (or the corresponding section of the Partnership Agreement of any other Borrower or Feeder Fund) or applicable Side Letters of a Credit Party in such Credit Party’s Fund Group.

7.23 Sanctions; Anti-Bribery Laws. Neither such Credit Party nor any of its Subsidiaries, directors, officers, employees, nor any agent or Affiliate of such Credit Party or any of its Subsidiaries is a Sanctioned Person. To such Credit Party’s knowledge, no Investor in such Credit Party’s Fund Group is a Sanctioned Person. None of the Borrowers, nor any of its Subsidiaries, directors, officers, employees, nor, to the knowledge of the Borrowers in the related Fund Group, any agent or Affiliate of the applicable Borrower or any other person acting on behalf of any Borrower or its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of (i) any Sanctions or (ii) any applicable anti-bribery law, including but not limited to, the United Kingdom Bribery Act 2010 (the “UK Bribery Act”) and the U.S. Foreign Corrupt Practices Act of 1977 (the “FCPA”). Furthermore, each such Borrower and, to the knowledge of each such Borrower, its Affiliates have conducted their businesses in compliance with Sanctions, the UK Bribery Act, the FCPA and similar laws, rules or regulations and have instituted and maintain policies and procedures reasonably designed to ensure continued compliance therewith.

7.24 Insider. Such Credit Party is not an “executive officer,” “director,” or “person who directly or indirectly or acting through or in concert with one or more Persons owns, controls, or has the power to vote more than ten percent (10%) of any class of voting securities” (as those terms are defined in 12 U.S.C. §375b or in regulations promulgated pursuant thereto) of any Lender, of a Bank Holding Company of which any Lender is a subsidiary, or of any subsidiary, of a Bank Holding Company of which any Lender is a subsidiary, of any bank at which any Lender maintains a correspondent account, or of any bank which maintains a correspondent account with any Lender.

7.25 Investors. The Borrowing Base Certificate with respect to such Credit Party’s Fund Group, as it may be updated in writing from time to time by the applicable Borrowers, is true and correct in all material respects.

7.26 Organizational Structure. The general partner of the Initial Borrower is the Initial General Partner. The General Partner of each Feeder Fund is the Feeder Fund General Partner. The managing member of each Blocker is the Blocker Managing Member. The structure of the Credit Parties in each Fund Group is as depicted on Schedule IV. The Credit Parties in such Fund Group have not formed any Alternative Investment Vehicles or Parallel Investment Vehicles that are not depicted on Schedule IV (or an updated Schedule IV in connection with the formation of an Alternative Investment Vehicle, Parallel Investment Vehicle or Blocker).

7.27 No Brokers. Other than as disclosed to the Administrative Agent in writing, none of the Credit Parties in such Credit Party’s Fund Group nor the Investment Manager has dealt with any broker, investment banker, agent or other Person (except for the Administrative Agent, the Lenders and any Affiliate of the foregoing) who may be entitled to any commission or compensation in connection with the Loan Documents, the Loans or a transaction under or pursuant to this Credit Agreement or the other Loan Documents.

7.28 Financial Condition. The Fund Group Parties of such Credit Party’s applicable Fund Group, taken as a whole, are Solvent.

7.29 Beneficial Ownership Certifications. As of the Closing Date, to the knowledge of a Responsible Officer of the related Credit Party, the information included in the Beneficial Ownership Certification with respect to such Credit Party provided pursuant to Section 6.1(s) is true and correct in all respects.

Section 8. AFFIRMATIVE COVENANTS OF THE CREDIT PARTIES

So long as the Lenders have any commitment to lend hereunder to a related Fund Group, and until payment and performance in full of the Obligations of such Fund Group (other than contingent reimbursement and indemnification obligations not then due) under this Credit Agreement and the other Loan Documents, each Borrower in such Fund Group agrees that:

8.1 Financial Statements, Reports and Notices. Such Borrower shall deliver to the Administrative Agent sufficient copies for each Lender of the following:

(a) Financial Reports.

(i) Annual Reports. With respect to (A) AB Private Credit Investors Corporation and AB Private Credit Investors Middle Market Direct Lending Fund L.P., as soon as available, but no later than one hundred twenty (120) days after the end of the fiscal year for each of the Borrowers and any Feeder Fund of such applicable Fund Group and (B) each other Fund Group, as soon as available, but no later than one hundred eighty (180) days after the end of the fiscal year for each of the Borrowers and any Feeder Fund of such applicable Fund Group, the audited consolidated balance sheet and related statements of operations, income, partners’, members’ or shareholders’ equity and cash flows of the Borrowers and any Feeder Fund in such Fund Group as of the end of and for such year, setting forth in each case in comparative form (if applicable) the figures for the previous fiscal year, all reported on by a firm of nationally recognized independent certified public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the applicable Borrowers and Feeder Fund on a consolidated basis in accordance with GAAP consistently applied and, subject to normal year-end audit adjustments and the absence of footnotes.

(ii) Quarterly Reports. With respect to each Fund Group, as soon as available, but no later than sixty (60) days after the end of each of the first three fiscal quarters of the Borrowers and any Feeder Fund of the applicable Fund Group, the unaudited consolidated balance sheet and related statements of operations, income, partners’, members’ or shareholder’ equity and cash flows of the Borrowers and any Feeder Fund in such Fund Group as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for (or, in the case of the balance sheet, as of the end of) the corresponding period or periods of the previous fiscal year, all certified by a Responsible Officer of the applicable Borrowers and Feeder Fund as presenting fairly in all material respects the financial condition and results of operations of the Borrowers and any Feeder Fund of such Fund Group on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes.

(b) Compliance Certificate. On the date any financial statements are due pursuant to Section 8.1(a), a compliance certificate in the form of Exhibit N (the “Compliance Certificate”), certified by a Responsible Officer of each Borrower in the applicable Fund Group to be true and correct, (i) stating whether any Fund Group Event of Default or, to the knowledge of such Persons, any Fund Group Potential Default exists with respect to such Borrower’s Fund Group; (ii) stating that, to the knowledge of the Responsible Officers of the applicable Borrower, no Exclusion Event has occurred with respect to any Included Investor or Designated Investor relating to such Fund Group (that has not previously been disclosed to the Administrative Agent in writing); and (iii) setting forth: (A) a description of the Investments acquired, sold or otherwise disposed of by the Borrowers of such Fund Group during the preceding quarter and a list setting forth the applicable “Investment Period” (as defined in the applicable Partnership Agreement) expiration for each Investor; (B) in the case of a Compliance Certificate delivered in connection with a fiscal year-end report by the Borrowers in the applicable Fund Group, a description of the Investments acquired, sold or otherwise disposed of by the Borrowers in such Fund Group during such fiscal year, and a statement of the capital account of each Investor in the applicable Fund Group; (C) the aggregate Unfunded Capital Commitments of the Investors relating to such Fund Group and, separately, the aggregate Unfunded Capital Commitments of the Included Investors and the Designated Investors relating to such Fund Group; and (D) the calculations for the Available Commitment of such Fund Group as of the end of such quarter.

(c) Capital Calls. (i) Within two (2) Business Days following the issuance of a Capital Call, the applicable Borrower or the applicable Feeder Fund, as applicable, shall notify the Administrative Agent of the making of such Capital Call and shall provide information as to the timing and amount of such Capital Call for each applicable Investor (which detail may be set forth on an excel file) along with an exemplar copy of the Capital Call that was delivered to the applicable Investors; and (ii) a report of all such Investors failing to fund their Capital Contributions delivered the fifth (5th) Business Day following issuance by the applicable Credit Party of notice to such Investors that failed to fund that such amount remains unpaid (which notice shall be issued no later than two (2) Business Days of the date such amount was initially due along with prompt notification to the Administrative Agent that such notice has been issued) when such Capital Contributions are due pursuant to the related Capital Call therefor and every fifth (5th) Business Day thereafter until all such Investors have funded their Capital Contributions or the applicable Borrower or the applicable Feeder Fund, as applicable, certifies that it does not reasonably expect further Capital Contributions on account of such Capital Call.

(d) Notice of Default. Within one (1) Business Day of a Responsible Officer of the related Credit Party obtaining knowledge of the existence of any condition or event which constitutes a Fund Group Event of Default and within three (3) Business Days of a Responsible Officer of the related Credit Party obtaining knowledge of the existence of any condition or event which constitutes a Fund Group Potential Default, the Credit Parties in such Fund Group shall furnish to the Administrative Agent a written notice specifying the nature and period of existence thereof and the action which such Credit Parties are taking or propose to take with respect thereto.

(e) Notice of Certain Withdrawals. (i) The Business Day following the date on which all notices of withdrawal are required to be delivered pursuant to Section 7.4(a) of the Partnership Agreement of the Initial Borrower (or the corresponding section of the Partnership Agreement of any other Borrower or Feeder Fund), copies of any notice of withdrawal of any applicable Investor to be moved to the Withdrawal Capital Account and (ii) promptly, but no later than the Business Day following receipt thereof, request or notice for excuse, exemption or any withdrawal by any applicable Investor pursuant to Section 9.9 (other than a withdrawal as contemplated by clause (i) above), the applicable Partnership Agreement, its Subscription Agreement or Side Letter.

(f) Investor Events. Promptly upon, but within two (2) Business Days of, a Responsible Officer of the applicable Borrower or applicable Feeder Fund obtaining knowledge of any of the following events, a certificate notifying the Administrative Agent if: (i) an Exclusion Event has occurred with respect to any Included Investor or Designated Investor therein or any other Investor therein has violated or breached any material term of the applicable Partnership Agreement, Subscription Agreement or Credit Link Document; (ii) there has been any decline in the Rating of any Investor (or its Credit Provider, Sponsor or Responsible Party) that is an Included Investor therein pursuant to clause (a)(i) of the definition thereof, whether or not such change results in an Exclusion Event; or (iii) there has been a change in the name or notice information of any Investor therein.

(g) Structure Chart. In the event any Credit Party forms an Alternative Investment Vehicle, Parallel Investment Vehicle, Blocker or Qualified Borrower, the Borrowers in the applicable Fund Group will deliver an updated Schedule IV depicting the updated fund structure of the Credit Parties in such Fund Group promptly after the formation thereof.

(h) ERISA Certification. (i) For each Borrower that provided a certificate of a Responsible Officer pursuant to Section 6.1(p)(ii), Section 6.3(k)(ii) or Section 6.4(g)(ii), prior to admitting one or more ERISA Investors which would result in twenty-five (25%) of the total value of any class of equity interests in such Credit Party being held by “benefit plan investors” within the meaning of Section 3(42) of ERISA, such Credit Party shall deliver a favorable written opinion of counsel to such Credit Party addressed to the Secured Parties, reasonably acceptable to the Administrative Agent and its counsel, regarding the status of such Credit Party as an Operating Company (or a copy of such opinion addressed to the Investors, reasonably acceptable to the Administrative Agent and its counsel, together with a reliance letter with respect thereto, addressed to the Secured Parties); and (ii) with respect to each Borrower, for so long as there is any ERISA

Investor in such Credit Party, such Credit Party shall provide to the Administrative Agent, no later than sixty (60) days after the end of each Annual Valuation Period in the case of clause (1) below or thirty (30) days after the end of such Credit Party’s fiscal year in the case of clause (2) below, a certificate signed by a Responsible Officer of such Credit Party that (1) such Credit Party has remained and still is an Operating Company or (2) the underlying assets of such Credit Party do not constitute Plan Assets because less than twenty-five (25%) of the total value of each class of equity interests in such Credit Party is held by “benefit plan investors” within the meaning of Section 3(42) of ERISA, which shall be substantially in the form of the ERISA 25% Certificate.

(i) Borrowing Base Certificate. The Borrowers in each Fund Group will provide an updated Borrowing Base Certificate with respect to such Fund Group certified by a Responsible Officer of the Borrowers in such Fund Group to be true and correct in all material respects setting forth a calculation of the Available Commitment of such Fund Group in reasonable detail at each of the following times: (i) on the date of any Compliance Certificate delivered pursuant to Section 8.1(b) (and for each month where a Compliance Certificate is not required to be delivered, on the first Business Day thereof); (ii) in connection with any new Borrowing by such Fund Group; (iii) within two (2) Business Days of the issuance of any Capital Calls to the Investors in such Fund Group together with the detail set forth in Section 8.1(c); (iv) within two (2) Business Days following a Responsible Officer of the applicable Borrower obtaining knowledge of any Exclusion Event or a Transfer of any Included Investor’s or Designated Investor’s Capital Commitment; (v) within five (5) Business Days of any other event that reduces the Available Commitment with respect to such Fund Group (such as, by way of example, a deemed collection) and (vi) concurrently with any notice delivered pursuant to Section 8.1(e) if such notice is related to the withdrawal from any such Borrower by any applicable Included Investor or Designated Investor who will be moved to the applicable Withdrawal Capital Account, which Borrowing Base Certificate shall give pro forma effect to such withdrawal and, prior to giving effect to such withdrawal, the applicable Borrowers shall make any resulting prepayment required under Section 3.5(b) of this Credit Agreement and (vii) as required by Section 8.19.

(j) Other Reporting. Within five (5) Business Days of the delivery by such Fund Group to any Investor in such Fund Group, copies of all other material financial statements, appraisal reports, notices, opinions and other matters at any time or from time to time furnished to the Investors therein.

(k) Notice of Certain Changes to Beneficial Ownership Certification. With respect to any Credit Party that is “legal entity customer” under the Beneficial Ownership Regulation, such Credit Party shall promptly give notice to the Administrative Agent of any change in the information upon a Responsible Officer of such Credit Party obtaining knowledge thereof provided in any Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein.

(l) New Investors or Amended Investor Documents. Within five (5) Business Days of the dispatch of any acceptance documents by the applicable Credit Party, copies of the Subscription Agreement (and any related Side Letter) or any transfer documentation of any new Investor therein or written evidence of an increase in the Capital Commitment of any Investor therein or any amendments to any such Investor’s Side Letter, including but not limited to any documents related to an Investor’s election to opt into the provisions of any other Investor’s Side Letter pursuant to a ‘most favored nations’ clause.

(m) Notice of Material Adverse Effect. Each Credit Party shall, promptly upon a Responsible Officer of such Credit Party obtaining knowledge thereof, notify the Administrative Agent of any event if such event could reasonably be expected to result in a Material Adverse Effect with respect to such Credit Party’s Fund Group.

(n) Other Information. Such other information concerning the business, properties, or financial condition of the Credit Parties as the Administrative Agent shall reasonably request and which is in the possession of or reasonably available to the Credit Parties without undue burden or expense and which may be provided by the Credit Parties without any Credit Party violating any legal, fiduciary or contractual obligation related to confidentiality.

8.2 Payment of Obligations. Each Credit Party shall pay and discharge all of its Indebtedness and other obligations, including all Taxes, assessments, and governmental charges or levies imposed upon it, its income or profits, or any property belonging to it, before any such obligation becomes delinquent, if in the case of Indebtedness such failure could reasonably be expected to result in a default in excess of $5,000,000; provided that such Credit Party shall not be required to pay any such Tax, assessment, charge, or levy if and so long as the amount, applicability, or validity thereof shall currently be contested in good faith by adequate proceedings and adequate reserves therefor have been established in accordance with GAAP.

8.3 Maintenance of Existence and Rights. Each Credit Party shall preserve and maintain its existence. Each Credit Party shall further preserve and maintain all of its rights, privileges, and franchises necessary in the normal conduct of its business and in accordance with all valid regulations and orders of any Governmental Authority the failure of which could reasonably be expected to result in a Material Adverse Effect with respect to such Credit Party’s Fund Group.

8.4 [Reserved].

8.5 Books and Records; Access. Upon not less than five (5) Business Days’ prior written notice, each Credit Party shall give the Administrative Agent and any Lender access during ordinary business hours to, and permit such Person to examine, copy, or make excerpts from, any and all books, records, and documents in the possession of such Credit Party and relating to its Collateral, and to inspect any of the properties of the Credit Party relating to its Collateral and to discuss its affairs, finances and condition with its officers, subject in each case to compliance with Section 12.17. No access shall be at the expense of the Borrowers in any Fund Group more than one time in any year unless an Event of Default with respect to such Fund Group has occurred and in continuing.

8.6 Compliance with Law. Each Credit Party shall observe and comply with all Applicable Laws and all orders of any Governmental Authority, including without limitation, Environmental Laws and ERISA, and maintain in full force and effect all material Governmental Approvals applicable to the conduct of its business, in each case except where the failure to do so could not reasonably be expected to have a Material Adverse Effect with respect to such Credit Party’s Fund Group.

8.7 Insurance. Each Credit Party shall maintain insurance in such types and amounts (if any), as are consistent with customary practices and standards of its industry in the same or similar locations, except to the extent the failure to do so could not reasonably be expected to result in a Material Adverse Effect with respect to such Credit Party’s Fund Group.

8.8 Authorizations and Approvals. Each Credit Party shall promptly obtain, from time to time at its own expense, all such governmental licenses, authorizations, consents, permits and approvals as may be required to enable such Credit Party to comply with its obligations hereunder in all material respects, under the other Loan Documents and its Constituent Documents.

8.9 Maintenance of Liens. Each Borrower shall (a) perform all such acts and execute all such documents as the Administrative Agent may reasonably request in order to enable the Administrative Agent and Secured Parties to file and record every instrument that the Administrative Agent may deem necessary in order to perfect and maintain the Secured Parties’ first priority security interests in (and Liens on) the related Collateral (subject to Permitted Liens) and otherwise to preserve and protect the rights of the Secured Parties in respect of such first priority security interests and Liens and (b) ensure that solely with respect to each Credit Party formed under the laws of the Cayman Islands, all Filings consisting of notice to such Credit Party’s limited partners which are required to perfect the security interests in and Liens on the Collateral granted by such Credit Party under the applicable Collateral Documents and to establish the first priority of such security interests are delivered to such limited partners (including any new Investors therein joining after the Closing Date) within twenty (20) Business Days after the later of (i) the Closing Date and (ii) the date on which such Persons become limited partners of the applicable Credit Party.

8.10 Further Assurances. Each Borrower shall make, execute or endorse, and acknowledge and deliver or file or cause the same to be done, all such vouchers, invoices, notices, certifications, and additional agreements, undertakings, conveyances, transfers, assignments, financing statements, or other assurances, and shall take any and all such other action, as the Administrative Agent may, from time to time, reasonably request or reasonably deem necessary or desirable in connection with this Credit Agreement or any of the other Loan Documents, the obligations of the Credit Party hereunder or thereunder for better assuring and confirming unto the Secured Parties all or any part of the security for any of such obligations.

8.11 Maintenance of Independence. Each Credit Party shall at all times (i) conduct and present itself as a separate entity and maintain all business organization formalities, (ii) maintain separate books and records, (iii) conduct all transactions with Affiliates (x) in accordance with Section 2.2 of the Partnership Agreement of the Initial Borrower (or the corresponding section of the Partnership Agreement of any other Borrower or Feeder Fund) or (y) otherwise on an arm’s length basis, and (iv) not commingle its funds with funds of other Persons, including Affiliates, except for related Investor Capital Contributions deposited directly or indirectly into the related Collateral Account (which shall include any deposit into an account of any intermediate fund prior to depositing into the related Collateral Account).

8.12 RIC Status under the Internal Revenue Code; Investment Company Act.

(a) AB Private Credit Investors Corporation, a Maryland corporation, shall elect to be treated as a “regulated investment company” within the meaning of the Internal Revenue Code commencing with the first taxable year in which investors are issued equity interests in such Borrower and shall at all times thereafter maintain its status as a “regulated investment company” and be taxed as such within the meaning of the Internal Revenue Code, and shall at all times maintain its status as a “business development company” under the Investment Company Act.

(b) AB Private Credit Investors Corporation shall at all times be in compliance with the Investment Policies (after giving effect to any Permitted Policy Amendments), except to the extent that the failure to so comply could not reasonably be expected to result in a Material Adverse Effect.

8.13 [Reserved].

8.14 Compliance with Loan Documents and Constituent Documents. Each Credit Party shall fully comply with any and all applicable covenants and provisions of each Loan Document executed by it. Each Credit Party shall comply with all material provisions of its Constituent Documents.

8.15 Investor Default. At all times when a Fund Group Event of Default has occurred and is continuing with respect to any Credit Party’s Fund Group and any Investor of such Fund Group has failed to fund any Capital Contribution to such Fund Group when due or otherwise defaulted on any of its obligations to any Credit Party in such Fund Group, then such Credit Party shall exercise its available remedies as to such Investor only with the written consent of the Administrative Agent, at the direction of the Required Lenders.

8.16 Collateral Account. Each Credit Party shall ensure that, at all times, the Administrative Agent shall have electronic monitoring access to the applicable Collateral Account.

8.17 Compliance with Anti-Terrorism Laws. Each Credit Party shall comply with all applicable Anti-Terrorism Laws. Each Credit Party shall maintain policies and procedures reasonably designed to ensure compliance by such credit party with all Anti-Terrorism Laws. Each Credit Party shall conduct the requisite due diligence in connection with the transactions contemplated herein for purposes of complying with the Anti-Terrorism Laws, including with respect to the legitimacy of the applicable Investor and the origin of the assets used by such Investor to purchase its interest in the applicable Borrower or Feeder Fund, as applicable, and will maintain sufficient information to identify the applicable Investor for purposes of the Anti-Terrorism Laws. Each Credit Party shall, upon the request of the Administrative Agent from time to time, provide certification and other evidence of such Credit Party’s compliance with this Section 8.17.

8.18 Solvency. The financial condition of each Borrower shall be such that it is Solvent.

8.19 Returned Capital. The Credit Parties shall within ten (10) Business Days following notification to the Investors in its Fund Group of any Returned Capital: (i) notify the Administrative Agent in writing of such Returned Capital; (ii) deliver to the Administrative Agent a revised Borrowing Base Certificate modified by such Credit Parties reflecting the changes to the Capital Commitments and the Uncalled Capital Commitments, resulting from the distribution of the Returned Capital; and (iii) deliver to the Administrative Agent copies of all Capital Return Notices and a Capital Return Certification duly executed by such Borrowers in such Fund Group certifying that such Returned Capital of the applicable Investor has been added back into the applicable Investor’s Uncalled Capital Commitment and confirming the Uncalled Capital Commitment of the applicable Investor after giving effect to the Returned Capital. The effective date on which an Investor’s Unfunded Capital Commitment increases by Returned Capital for purposes of this Credit Agreement shall be the date on which such Borrowers in such Fund Group have delivered to the Administrative Agent duly completed copies of the items required by this Section 8.19.

8.20 Capital Calls and Minimum Contributions. Each Borrower and Feeder Fund shall: (a) issue at least one Capital Call during each twelve month interval following the date it first became a Credit Party hereunder in an amount of at least 5% of the aggregate Capital Commitments, provided that the Credit Parties shall not be required at any time to issue a Capital Call pursuant to this provision in excess of the amounts outstanding with respect to its Fund Group under the Credit Facility; and (b) provide to the Administrative Agent evidence reasonably acceptable to the Administrative Agent that each Investor has made such Capital Contributions equal to or exceeding 5% of its Capital Commitment.

8.21 Compliance with Sanctions. Each Credit Party, each Person directly or indirectly controlling a Credit Party, and, to each Credit Party’s knowledge, each Person directly or indirectly controlled by a Credit Party or any Related Party of any of the foregoing shall comply with all applicable Sanctions. Each Credit Party shall maintain policies and procedures reasonably designed to ensure compliance with Sanctions.

8.22 Cayman Islands Monetary Authority Registration. Each Credit Party that is registered with CIMA pursuant to the PF Act shall (a) upon request, promptly deliver or cause to be delivered to Administrative Agent evidence of such registration; and (b) (i) duly maintain such registration in accordance with the PF Act; and (ii) promptly notify the Administrative Agent in the event that it receives written notice of de-registration from CIMA.

Section 9. NEGATIVE COVENANTS

So long as the Lenders have any commitment to lend to a Fund Group hereunder, and until payment in full of the Obligations of such Fund Group (other than contingent reimbursement and indemnification obligations not then due), each Credit Party in such Fund Group agrees that:

9.1 Credit Party Information. No Credit Party shall change its name, jurisdiction of formation, chief executive office and/or principal place of business (i) unless such Credit Party delivers any documentation reasonably required to permit the Administrative Agent to maintain its first priority security interest in the applicable Collateral (subject to Permitted Liens) or (ii) otherwise obtains the prior written consent of the Administrative Agent, and with respect to a change of jurisdiction, each Lender (such consent not to be unreasonably withheld. The Administrative Agent consents to the relocation of the principal place of business of any Credit Party to the location previously disclosed to the Administrative Agent.

9.2 Mergers, Etc. No Credit Party shall take any action (a) to merge, divide or consolidate with or into any Person, unless such Credit Party is the surviving entity, or (b) that will dissolve or terminate such Credit Party, except in each case, with the prior written consent of the Administrative Agent and each Lender, each in its sole discretion.

9.3 Limitation on Liens. No Credit Party shall create, permit or suffer to exist any Lien (whether such interest is based on common law, statute, other law or contract and whether junior or equal or superior in priority to the security interests and Liens created by the Loan Documents) upon its Collateral, other than (i) Liens to the Administrative Agent, for the benefit of the Secured Parties, pursuant to the Collateral Documents, (ii) non-consensual Liens, if any, that arise as a matter of law and are either not yet delinquent or are being contested in good faith by appropriate proceedings as long as, in either case, the applicable Credit Party has set aside adequate reserves therefor on its books in accordance with GAAP, (iii) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights or remedies as to its Collateral Account or (iv) Liens arising in favor of any Account Bank pursuant to any applicable Control Agreement or other agreement related to such account (collectively, “Permitted Liens”).

9.4 Fiscal Year and Accounting Method. No Credit Party shall change its fiscal year or its method of accounting without the prior written consent of the Administrative Agent, unless otherwise required to do so by the Internal Revenue Code or GAAP (and if so required such Credit Party shall promptly notify the Administrative Agent in writing of such change).

9.5 Transfer of Interests; Admission of Investors.

(a) Transfers by Investors. No Borrower nor Feeder Fund shall permit any Transfer by an Included Investor or Designated Investor therein unless explicitly permitted pursuant to this Section 9.5. The applicable Borrower or the applicable Feeder Fund, as applicable, shall notify the Administrative Agent of any Transfer by any Included Investor or Designated Investor therein of all or a portion of any interest in such Borrower or such Feeder Fund under the applicable Partnership Agreement at least five (5) Business Days before the proposed Transfer (or such shorter period as agreed to by the Administrative Agent in its sole and absolute discretion), and shall, promptly upon receipt thereof, deliver to the Administrative Agent copies of any proposed assignment agreement and other documentation delivered to, or required of such Investor by the applicable General Partner; provided that, subject to pro forma compliance with Section 3.5(b), the failure to deliver such notice shall not prohibit the Transfer of such interest (it being acknowledged and agreed that the transferee will not be an Included Investor or Designated Investor in accordance with the following sentence until the Administrative Agent has recovered all of the related transfer documents). In order for a new Investor to be deemed to be an Included Investor or Designated Investor in the applicable Fund Group, such new Investor must satisfy the criteria therefor as set out in this Credit Agreement. If the transfer of an Investor interest to a new Investor would result in a mandatory prepayment by the applicable Fund Group pursuant to Section 3.5(b) (due to the transferee not being designated as an Included Investor or Designated Investor therein or otherwise), such mandatory prepayment shall be calculated and paid to the Lenders prior to the effectiveness of the transfer and such prepayment shall be subject to Section 4.5. Subject to compliance with the preceding sentence and Section 9.5(b), any assignment by an Included Investor or Designated Investor in the applicable Fund Group shall be permitted. Any transfer of any interest in any Borrower or any Feeder Fund by any Investor that is not an Included Investor or a Designated Investor to any other Person shall be permitted without the consent of the Administrative Agent or Lenders, subject to compliance with Section 9.5(b).

(b) Sanctions Compliance. Any admission of an assignee of an interest in any Borrower or Feeder Fund or as a substitute Investor and any admission of a Person as a new Investor of a Borrower or a Feeder Fund, as applicable, shall be subject to such Person (i) being KYC Compliant, and (ii) not being a Sanctioned Person.

9.6 Constituent Documents. Except as hereinafter provided, no Credit Party shall (nor shall it permit its General Partner to on its behalf) alter, amend, modify, terminate, or change any provision of such Credit Party’s Constituent Documents, any Subscription Agreement entered into by it or, any Side Letter entered into by it or enter any new Side Letter to be entered into by it (each, a “Proposed Amendment”) if such Proposed Amendment would (a) remove or amend (or affect in a similar manner) the Debt Limitations with respect to the applicable Fund Group, (b) affect such Credit Party’s or its General Partner’s or any Investor’s (as applicable) debts, duties, obligations, and liabilities, or the rights, titles, security interests, Liens, powers and privileges of such Person (as applicable), in each case, relating to any Capital Calls, Capital Contributions, Capital Commitments, Uncalled Capital Commitments or any other Collateral or any time period applicable thereto, in each such case with respect to the applicable Fund Group, (c) except as permitted under Section 9.5, suspend, reduce or terminate any Investor’s Unfunded Capital Commitments or obligation to fund Capital Calls with respect to the applicable Fund Group, or (d) otherwise have a material adverse effect on the rights, titles, first priority security interests and Liens, and powers and privileges of any of the Secured Parties hereunder with respect to the applicable Fund Group (each, a “Material Amendment”). The applicable Credit Party shall provide the Administrative Agent with written notice of the substance of any Proposed Amendment and the Administrative Agent shall determine, in its sole discretion without the requirement of obtaining the input of the Lenders and on its good faith belief, whether or not such Proposed Amendment would constitute a Material Amendment and shall promptly (but in any event within five (5) Business Days) notify the Borrowers of its determination. In the event that the Administrative Agent determines that such Proposed Amendment is a Material Amendment, the approval of the Required Lenders shall be required (unless the approval of all Lenders is otherwise required consistent with the terms of this Credit Agreement), and the Administrative Agent shall promptly notify the Lenders of such request for such approval, distributing, as appropriate, the Proposed Amendment and any other relevant information provided by such Credit Party. Subject to Section 12.1, the Lenders shall, within ten (10) Business Days from the date of such notice from the Administrative Agent, deliver their approval or denial thereof. In the event that the Administrative Agent determines that the Proposed Amendment is not a Material Amendment, such Credit Party may make such amendment without the consent of any Lender. Each Credit Party may, without the consent of the Administrative Agent or the Lenders, amend its Constituent Documents: (x) to admit new Investors to the extent permitted by, and in accordance with, this Credit Agreement; and (y) to reflect transfers of interests in the applicable Borrower or Feeder Fund permitted by, and in accordance with, this Credit Agreement; provided that, in each case, such Credit Party shall promptly provide prior written notice to the Administrative Agent of any such amendment. Further, in the event any Constituent Document of any Credit Party is altered, amended, modified or terminated in any respect whatsoever, such Credit Party shall provide the Administrative Agent with copies of each executed, filed or otherwise effective document relating thereto.

9.7 Transfer of General Partners’ Interest. Each applicable Borrower General Partner shall not transfer any portion of its partnership interest in any Borrower or grant any Lien therein without the prior written consent of the Administrative Agent and the Required Lenders. Each applicable Feeder Fund General Partner shall not transfer any portion of its partnership interest in any Feeder Fund or grant any Lien therein without the prior written consent of the Administrative Agent and the Required Lenders.

9.8 [Reserved].

9.9 Limitation on Withdrawals. No Credit Party shall permit any Investor in its Fund Group to withdraw its interest in any applicable Borrower or Feeder Fund without the prior written consent of the Administrative Agent, other than (a) pursuant to redemption post-“Commitment Period” (as defined in the applicable Partnership Agreement) for such Investor under Section 7.4(a) of the Partnership Agreement (in the case of AB Private Credit Investors Middle Market Direct Lending Fund L.P.) or, in the case of any other Borrower, the corresponding section of the applicable Partnership Agreement, (b) in the event an Investor’s continuing interest in the applicable Borrower or applicable Feeder Fund, as applicable, would (i) violate Applicable Law or (ii) in the judgment of the applicable Credit Party or the Investment Manager, result in material adverse tax or regulatory consequences for the applicable Borrower or applicable Feeder Fund, as applicable (provided that such withdrawals pursuant to this Section 9.9(b)(ii) shall not exceed 2% of the aggregate Capital Commitments of all Investors), or (c) if such Investor is permitted to withdraw in accordance with its Side Letter (provided that the applicable General Partner has no discretion to prohibit such withdrawal) in connection with a Transfer permitted in accordance with Section 9.5. If any such withdrawal would result in a mandatory prepayment pursuant to Section 3.5(b), such mandatory prepayment shall be calculated and paid to the Lenders prior to the effectiveness of such withdrawal and such prepayment shall be subject to Section 4.5.

9.10 Alternative Investment Vehicles and Parallel Investment Vehicles; Transfers of Capital Commitments.

(a) Alternative Investment Vehicles and Parallel Investment Vehicles. None of the Borrowers, Feeder Funds or Blockers shall either (i) transfer the Unfunded Capital Commitments of one or more Investors in the applicable Fund Group to any Alternative Investment Vehicle or Parallel Investment Vehicle, or (ii) cause Capital Contributions to be made to an Alternative Investment Vehicle or Parallel Investment Vehicle, in either case, unless such Alternative Investment Vehicle or Parallel Investment Vehicle has joined the Credit Facility as a Borrower in the applicable Fund Group in accordance with Section 6.4.

(b) Other Transfers of Unfunded Capital Commitments. None of the Borrowers, Feeder Funds or Blockers shall permit the Transfer of any Unfunded Capital Commitment of any Investor in the applicable Fund Group to any Affiliate of a Credit Party in the applicable Fund Group that is not a Credit Party hereunder or permit an Investor to fund a Capital Contribution directly to any Investment.

9.11 Limitation on Indebtedness. To the extent applicable, no Borrower shall incur Indebtedness in excess of the limitations set forth in the applicable Partnership Agreement (collectively, the “Debt Limitations”).

9.12 Capital Commitments. No Credit Party in the applicable Fund Group shall: (i) other than as permitted by Section 9.9, cancel, reduce, excuse, or abate the Capital Commitment of any Investor in the applicable Fund Group without the prior written consent of the Lenders which may be withheld in their sole discretion; or (ii) relieve, excuse, delay, postpone, compromise or abate any Investor in the applicable Fund Group from the making of any Capital Contribution (including, for the avoidance of doubt, in connection with any particular Investment of such Credit Party), provided however any such Credit Party may excuse any such Investor from funding a Capital Call with respect to which an Investment Exclusion Event applies.

9.13 Capital Calls. Other than pursuant to the Loan Documents, no Credit Party in the applicable Fund Group shall make any contractual or other agreement with any Person which shall restrict, limit, penalize or control its ability to make Capital Calls or the timing thereof.

9.14 ERISA Compliance. With respect to a Fund Group, except as would not be reasonably likely to result in a Material Adverse Effect, no Credit Party or member of such Credit Party’s Controlled Group shall establish, maintain, contribute to, or have any liability (contingent or otherwise) with respect to any Plan. No Borrower or Feeder Fund that includes an ERISA Investor shall fail to satisfy an exception under the Plan Asset Regulations which failure causes the assets of such Credit Party to be deemed Plan Assets; provided, that the assets of a Feeder Fund may constitute Plan Assets during any period in which the assets of such Feeder Fund are required to be invested, directly or indirectly, in the related Borrower. Assuming that none of the assets of any Lender are deemed to be Plan Assets, or alternatively that the applicable Lender relies on a prohibited transaction exemption that is available with respect to the transaction, no Credit Party shall take any action, or omit to take any action, which would give rise to a non-exempt prohibited transaction under Section 4975(c)(1)(A), (B), (C) or (D) of the Internal Revenue Code or Section 406(a) of ERISA that would subject the Administrative Agent or the Lenders to any tax, penalty, damages or any other claim or relief under the Internal Revenue Code or ERISA.

9.15 Dissolution. Without the prior written consent of all Lenders (in their sole discretion), no Credit Party in the applicable Fund Group shall take any action to terminate or dissolve.

9.16 [Reserved].

9.17 Limitations on Distributions. No Credit Party in the applicable Fund Group shall make, pay or declare any Distribution (as defined below) (i) at any time except as permitted pursuant to their Constituent Documents or (ii) other than Permitted RIC Distributions, at any time during the existence of a Cash Control Event with respect to such Credit Party’s Fund Group; provided that, during the existence of an Event of Default pursuant to Section 10.1(h) or 10.1(i), or (y) upon the acceleration of the unpaid balance of the Obligations of the Borrowers pursuant to Section 10.2, none of the Borrowers shall make, pay or declare any Permitted RIC Distribution. “Distribution” means any distributions (whether or not in cash) on account of any partnership interest or other equity interest in a Borrower or Feeder Fund, including as a dividend or other distribution and on account of the purchase, redemption, retirement or other acquisition of any such partnership interest or other equity interest.

9.18 Limitation on Withdrawals. Without the prior written consent of the Required Lenders, no Credit Party in the applicable Fund Group shall make nor cause the making of any withdrawal or transfer of funds from any Collateral Account of such Credit Party’s Fund Group if a Cash Control Event with respect to such Credit Party’s Fund Group has occurred and is continuing, other than withdrawals for the purpose of repaying Obligations of such Credit Party’s Fund Group. Notwithstanding anything to the contrary contained herein or in any other Loan Document, pursuant to the applicable Feeder Fund Collateral Account Pledge and the applicable Feeder Fund Acknowledgment and Confirmation, any Feeder Fund that is a party thereto shall not instruct the Account Bank to do anything with respect to the applicable Feeder Fund Collateral Account other than, so long as an Event of Default has not occurred and is continuing, transfer amounts (other than those necessary to pay expenses incurred by the applicable Feeder Fund in the ordinary course of business) to an account or accounts other than the applicable Feeder Fund Collateral Account (it being understood that such amounts may be further directed from the applicable Feeder Fund Collateral Account to the applicable Blocker Collateral Account in the ordinary course of business).

9.19 Sanctioned Persons, Anti-Bribery. No Credit Party shall use directly or indirectly (including without limitation, by lending, contributing or otherwise making available to any Subsidiary, joint venture partner or other Person) any part of the proceeds of any Loan hereunder (i) to fund any operations in, finance any investments, business or activities in or make any payments to, as determined at the time of the funding of such Loan, any Sanctioned Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject or target of Sanctions, (ii) in any other manner that would result in any Person (including, without limitation, any Person participating in the Loans, whether as underwriter, advisor, investor or otherwise) becoming a Sanctioned Person, or (iii) for any payments that could constitute a violation of any applicable anti-bribery law in effect at the time of the funding of such Loan.

9.20 Limitations of Use of Loan Proceeds. The Credit Parties in the applicable Fund Group shall not use the proceeds of any Loan for the payment to any applicable Investor of any Distribution; provided that this clause shall not restrict or prohibit any Borrower from making any Distributions in accordance with Section 9.17, so long as such Distributions are not paid using the proceeds of any Loan.

9.21 [Reserved].

9.22 [Reserved].

9.23 Transactions with Affiliates. No Credit Party in the applicable Fund Group shall, nor shall it permit any of its Subsidiaries to, sell, lease or otherwise transfer any of its property or assets to, or purchase, lease or otherwise acquire any property or assets from, or make any contribution towards, or reimbursement for, any Federal income taxes payable by any Person or any of its Subsidiaries in respect of income of such Credit Party, or otherwise engage in any other transactions with, any of its Affiliates, except transactions in the ordinary course of business, as permitted by its Partnership Agreement and Applicable Law and at prices and on terms and conditions not less favorable to such Credit Party or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties.

9.24 [Reserved].

9.25 Deposits to Collateral Accounts. No Credit Party in the applicable Fund Group shall, and shall not cause any of its Subsidiaries to, deposit or otherwise credit, or cause or permit to be so deposited or credited, to the applicable Collateral Accounts cash or cash proceeds other than applicable Capital Contributions.

9.26 Deemed Capital Contributions. The Borrowers in the applicable Fund Group shall not reinvest current cash flow from Investments and/or net proceeds from Investment dispositions in accordance with the applicable Partnership Agreement if (a) an Event of Default with respect to the applicable Borrowers’ Fund Group has occurred and is continuing, or (b) such reinvestment would reduce the Unfunded Capital Commitment of any Investor in the applicable Fund Group and cause the Principal Obligations of the applicable Fund Group to exceed the Available Commitment of such Fund Group, unless with respect to this clause (b), prior to such reinvestment, the Borrowers of such Fund Group shall make any resulting prepayment required under Section 3.5(b) of this Credit Agreement.

Section 10. EVENTS OF DEFAULT

10.1 Events of Default. An “Event of Default” with respect to a Fund Group shall exist if any one or more of the following events (herein collectively called “Events of Default”) shall occur and be continuing with respect to such Fund Group (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority):

(a) (i) the Borrowers in such Fund Group shall fail to pay when due any principal of the Obligations of such Fund Group, including, without limitation, any failure to pay any amount required under Section 3.5(b); or (ii) the Borrowers in such Fund Group shall fail to pay when due any interest on the Obligations of such Fund Group or any fee, expense, indemnity or other payment required hereunder, or under any other Loan Document, with respect to such Fund Group and such failure under this clause (ii) shall continue for two (2) Business Days;

(b) any representation or warranty made or deemed made by or on behalf of the Credit Parties in such Fund Group (in each case, as applicable) under this Credit Agreement, or any of the other Loan Documents executed by any one or more of them, or in any certificate or statement furnished or made to the Administrative Agent or Lenders or any one of them by the Credit Parties (in each case, as applicable) pursuant hereto, in connection herewith or with the Loans relating to such Fund Group, or in connection with any of such other Loan Documents, shall prove to be untrue or inaccurate in any material respect as of the date on which such representation or warranty is made and, with respect to any such representation or warranty other than that contained in Section 7.23, the adverse effect of the failure of such representation or warranty shall not have been cured within thirty (30) days after the earlier of: (i) written notice thereof has been given by the Administrative Agent to such Borrowers or (ii) a Responsible Officer of a Credit Party in such Fund Group obtains actual knowledge thereof;

(c) any Fund Group Party in such Fund Group shall default in the performance of: (i) any of the covenants or agreements contained herein (other than the covenants contained in Sections 3.5(b), 8.1, 8.12, 8.17, 8.21, 8.22 and Sections 9.1 through 9.26) by such Credit Parties; or (ii) the covenants or agreements of such Credit Parties contained in any other Loan Documents executed by such Person, and, if such default is susceptible to cure, such default shall continue uncured to the satisfaction of the Administrative Agent for a period of thirty (30) days after the earlier of: (x) written notice thereof has been given by the Administrative Agent to such Borrowers or (y) a Responsible Officer of the applicable Credit Party in such Fund Group obtains knowledge thereof;

(d) any Fund Group Party in such Fund Group shall default in the performance of any of the covenants or agreements of any such Credit Party contained in Section 3.5(b), Section 8.17, Section 8.21, or any one of Sections 9.1 through 9.26;

(e) any Fund Group Party in such Fund Group shall default in the performance of Section 8.1 of this Credit Agreement and such default shall continue uncured for three (3) Business Days after the earlier of: (x) written notice thereof has been given by the Administrative Agent to the Borrowers or (y) a Responsible Officer of a Credit Party in such Fund Group obtains actual knowledge thereof;

(f) any of the Loan Documents executed by the Credit Parties in such Fund Group: (i) shall cease, in whole or in part, to be legal, valid, binding agreements enforceable against any Fund Group Party in such Fund Group, as the case may be, in accordance with the terms thereof; (ii) shall in any way be terminated or become or be declared ineffective or inoperative; or (iii) shall in any way whatsoever cease to give or provide the respective first priority Liens (subject to Permitted Liens), security interest, rights, titles, interest, remedies, powers, or privileges intended to be created thereby, in each case other than (x) in accordance with the provisions of this Credit Agreement or any other applicable Loan Document or (y) as a result of any action or inaction by the Administrative Agent or any other Secured Party;

(g) a default shall occur with respect to the payment of any Indebtedness of the Credit Parties in such Fund Group in equal to or in excess of $5,000,000 with respect to a Fund Group Party in such Fund Group or any such Indebtedness shall become due before its stated maturity by acceleration of the maturity thereof or shall become due by its terms and in either case shall not be promptly paid or extended;

(h) any Fund Group Party in such Fund Group or the Investment Manager shall: (i) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor, sequestrator, conservator, liquidator or similar official of itself or of all or a substantial part of its assets; (ii) file a voluntary petition in bankruptcy or admit in writing that it is unable to pay its debts as they become due; (iii) make a general assignment for the benefit of creditors; (iv) file a petition or answer seeking reorganization of an arrangement with creditors or to take advantage of any Debtor Relief Laws; (v) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization or insolvency proceeding; or (vi) take any partnership, limited liability company or corporate action for the purpose of effecting any of the foregoing;

(i) an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition seeking reorganization of any Credit Party in such Fund Group or the Investment Manager, or appointing a receiver, custodian, trustee, intervenor, sequestrator, conservator, liquidator or similar official of any Credit Party in such Fund Group or the Investment Manager, or of all or substantially all of such Person’s assets, and such order, judgment or decree shall continue unstayed and in effect for a period of sixty (60) days;

(j) any final judgment(s) for the payment of money equal to or in excess of $5,000,000 in the aggregate shall be rendered against any Credit Party in such Fund Group alone or against one or more of the Credit Parties in such Fund Group and such judgment shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Credit Party in such Fund Group to enforce any such judgment, unless such judgment is covered in full by insurance or unless it is being appealed and such Credit Party has posted a bond or cash collateral;

(k) there shall occur any event which results in a Material Adverse Effect with respect to such Fund Group (except to the extent occurs as a result of any action or inaction by any Secured Party);

(l) any applicable Feeder Fund Acknowledgment and Confirmation or any provision thereof shall cease to be in full force and effect, or any applicable Feeder Fund, any applicable Feeder Fund General Partner or any other Person acting by or on behalf of any such Feeder Fund shall deny or disaffirm such Feeder Fund’s or the applicable Feeder Fund General Partner’s obligations under the applicable Feeder Fund Acknowledgment and Confirmation;

(m) any applicable Blocker Acknowledgment and Confirmation or any provision thereof shall cease to be in full force and effect, or any applicable Blocker or any other Person acting by or on behalf of such Blocker shall deny or disaffirm such Blocker’s obligations under the applicable Blocker Acknowledgment and Confirmation;

(n) one or more Investors in such Fund Group having Capital Commitments aggregating to ten percent (10%) or greater of the total Capital Commitments of Investors in the Borrowers in such Fund Group and the Feeder Funds, if any, in such Fund Group shall default in their obligation to fund any Capital Calls (on a cumulative basis) when due and such failure shall not be cured within five (5) Business Days following issuance by a Credit Party in such Fund Group of notice to such Investor that such amount remains unpaid, which notice shall be issued no later than two (2) Business Days of the date such amount was initially due along with prompt notification to the Administrative Agent that such notice has been issued (without regard to any cure or notice periods contained in the applicable Partnership Agreement);

(o) any Credit Party in such Fund Group, the Investment Manager or any affiliated Investor in such Fund Group (other than any employees of the Credit Parties or Investment Manager) fails to fund any Capital Call when due and such failure shall not be cured within two (2) Business Days (without regard to any cure or notice periods contained in the applicable Partnership Agreement);

(p) one or more Investors in such Fund Group having Capital Commitments aggregating five percent (5%) or greater of the total Capital Commitments of Investors in the applicable Borrowers and the applicable Feeder Funds, if any, in such Fund Group shall deliver notice of their election to withdraw their interests in such Borrowers and/or Feeder Funds of such Fund Group and be moved to the applicable Withdrawal Capital Account;

(q) any Credit Party in such Fund Group, the Investment Manager or its affiliated Investor in such Fund Group (other than any employees of the Credit Parties or Investment Manager) shall repudiate, challenge, or declare unenforceable its Capital Commitment or its obligation to make Capital Contributions to the capital of the Borrowers or the Feeder Funds, if any, in such Fund Group pursuant to a Capital Call or shall otherwise disaffirm any material provision of any Constituent Document of a Credit Party in such Fund Group, as applicable;

(r) the Management Agreement of any Fund Group shall cease to be in full force and effect or the Investment Manager of any Fund Group resigns or is removed from said role;

(s) an event shall occur that results in the dissolution or liquidation of any Credit Party in such Fund Group;

(t) with respect to such Fund Group, a Change of Control shall occur; or

(u) either (i) default shall occur in the performance of any of the covenants or agreements of any Credit Party contained in Section 8.22, or (ii) any Credit Party to which the PF Act applies is in breach of its obligations under the PF Act and such default or breach under (i) or (ii) causes (A) a Material Adverse Effect or (B) the Lenders’ Liens under this Credit Agreement to become invalid or unenforceable.

10.2 Remedies Upon Event of Default. (a) If a Fund Group Event of Default shall have occurred with respect to a Fund Group, then the Administrative Agent may with respect to such Fund Group (and shall at the direction of the Required Lenders) and, if applicable, subject to the right of the Borrowers in such Fund Group to initiate Capital Calls to cure such Event of Default or repay the Obligations of such Fund Group in full prior to the exercise of remedies by the Administrative Agent contained in Section 10.2(b): (i) suspend the available Commitment of the Lenders with respect to such Fund Group; (ii) terminate the available Commitment of the Lenders with respect to such Fund Group hereunder and declare the occurrence of the Maturity Date with respect to the Obligations of such Fund Group; (iii) declare the principal of, and all interest then accrued on, the Obligations of such Fund Group to be forthwith due and payable, whereupon the same shall forthwith become due and payable without presentment, demand, protest, notice of default, notice of acceleration, or of intention to accelerate or other notice of any kind (other than notice of such declaration) all of which the Credit Parties in such Fund Group hereby expressly waive, anything contained herein or in any other Loan Document to the contrary notwithstanding; (iv) exercise any right, privilege, or power set forth in Sections 5.2 and 5.3 and the Collateral

Documents with respect to such Fund Group, including, but not limited to, the initiation of Capital Calls of the Uncalled Capital Commitments with respect to such Fund Group; (v) suspend the obligation of the Lenders to maintain SOFR Loans with respect to such Fund Group and (vi) without notice of default or demand, pursue and enforce any of the Administrative Agent’s or the Lenders’ rights and remedies under the Loan Documents with respect to such Fund Group, or otherwise provided under or pursuant to any Applicable Law or agreement; provided that if any Event of Default specified in Sections 10.1(h) or 10.1(i) shall occur with respect to a Fund Group, the principal of, and all interest on, the Obligations with respect to such Fund Group shall thereupon become due and payable concurrently therewith, without any further action by the Administrative Agent or the Lenders, or any of them, and without presentment, demand, protest, notice of default, notice of acceleration, or of intention to accelerate or other notice of any kind, all of which each of the Credit Parties in such Fund Group hereby expressly waives.

(b) Actions with Respect to the Collateral. The Administrative Agent, on behalf of the Secured Parties, is hereby authorized, in the name of the Secured Parties or the name of any Credit Party in such Fund Group, at any time or from time to time during the existence of a Fund Group Event of Default with respect to such Credit Party’s Fund Group, to: (i) initiate one or more Capital Calls to the Investors of such Fund Group in order to pay the Obligations of such Fund Group then due and owing, so long as such Capital Call will be paid to the applicable Collateral Account of the applicable Credit Party in such Fund Group (or, solely in the case that any applicable Collateral Account is closed, frozen or subject to an order of a Governmental Authority or the Account Bank that would restrict such payments from being paid to such Collateral Account, then to such other account as directed by the Administrative Agent in its sole discretion), (ii) take or bring in any applicable Credit Party’s name, or that of the Secured Parties, all steps, actions, suits, or proceedings deemed by the Administrative Agent necessary or desirable to effect possession or collection of payments of the Capital Commitments of the Investors of such Fund Group, (iii) complete any contract or agreement of any applicable Credit Party in any way related to payment of any of such Capital Commitments, (iv) make allowances or adjustments related to the Capital Commitments of the Investors of such Fund Group, (v) compromise any claims related to the Capital Commitments of the Investors of such Fund Group, (vi) issue credit in its own name or the name of any applicable Credit Party; or (vii) exercise any other right, privilege, power, or remedy provided to any applicable Credit Party under its respective Constituent Documents and the Subscription Agreements of the Investors of such Fund Group with respect to the Capital Commitments of such Investors. Regardless of any provision hereof, in the absence of fraud, gross negligence or willful misconduct by the Administrative Agent or the Secured Parties, neither the Administrative Agent nor the Secured Parties shall be liable for failure to collect or for failure to exercise diligence in the collection, possession, or any transaction concerning, all or part of the Capital Calls or the Capital Commitment or sums due or paid thereon, nor shall they be under any obligation whatsoever to anyone by virtue of the security interests and Liens relating to the Capital Commitment of the Investors of such Fund Group, subject to the Internal Revenue Code. The Administrative Agent shall give the applicable Borrowers notice of actions taken pursuant to this Section 10.2(b) prior to or concurrently with the taking of such action, but its failure to give such notice shall not affect the validity of such action, nor shall such failure give rise to defenses to the applicable Borrowers’ or Feeder Fund’s obligations hereunder. Notwithstanding the above, during the continuance of a Fund Group Event of Default with respect to such Fund Group, the Credit Parties of such Fund Group shall be authorized to issue Capital Calls of the Investors of such Fund Group only with the consent of the Administrative Agent in its sole discretion; provided that, notwithstanding anything to the contrary herein, upon the occurrence and during the continuance of such an Event of Default (other than those described in Section 10.1(f), (h), (i), (q), (r), (s) (but solely in the case of Section 10.1(s) with respect to the applicable Credit Party) or (t)), if such Event of Default can be cured by the funding of Uncalled Capital Commitments of the Investors of such Fund Group or the applicable Borrowers obtain the prior written consent of the Administrative Agent and certify following the occurrence of such an Event of Default that they will repay the Obligations of such Fund Group in full, then prior to the Administrative Agent, on behalf of the Lenders, exercising its right to issue Capital Calls to such Investors or exercising any other remedy provided for herein or in any other Loan Documents or provided by Applicable Law, the Administrative Agent shall be required to give five (5) Business Days written notice (the “Initial Notice Period”) of its intention to exercise such remedies and, if, at any time prior to or during such Initial Notice Period, the applicable Borrowers and/or the applicable Feeder Funds shall issue a Capital Call to the Investors of such Fund Group sufficient to cure such Event of Default or repay the Obligations of such Fund Group, then the Administrative Agent and the Lenders shall not exercise such remedies with respect to any applicable Borrowers and/or the applicable Feeder Funds until the Business Day following the Initial Payment Date (as defined below); provided, that: (i) such Capital Call as issued by such Borrowers or such Feeder Funds must require the applicable Investors to fund their related Capital Contribution within ten (10) Business Days after the date of such Capital Call (such tenth (10th) Business Day being the “Initial Payment Date”); (ii) the Capital Contributions and all other amounts paid by the Investors in respect of such Capital Call are deposited into the applicable Collateral Account; and (iii) each applicable Borrower directs (or causes the applicable Feeder Fund to direct) the applicable Account Bank that such Capital Contributions and other payments by the Investors shall be withdrawn by the Administrative Agent to cure the default giving rise to such Event of Default and/or prepay the Obligations of such Fund Group in their entirety; provided, further that nothing in this Section 10.2 shall prohibit the Administrative Agent or any Lender from exerting control over (i) the applicable Collateral Account during the continuance of a Cash Control Event with respect to such Fund Group and taking any such actions as may be required to protect their rights in a bankruptcy proceeding or exercising any remedies if may have with respect to (ii) any Fund Group Event of Default with respect to such Fund Group pursuant to Section 10.1(f), (h), (i), (q), (r), (s) (but solely in the case of Section 10.1(s), with respect to the applicable Credit Party) or (t) or any other Fund Group Event of Default with respect to such Fund Group that shall have occurred and be continuing that cannot be cured by the funding of Uncalled Capital Commitments of such Fund Group or which was triggered by the failure of any applicable Borrower to issue a Capital Call upon its Investors following a mandatory prepayment event pursuant to Section 3.5(b) hereof and/or make such mandatory prepayment following the receipt of such related Capital Contributions, in each case, as required by this Credit Agreement.

(c) Additional Action by the Administrative Agent. After the occurrence and during the continuance of a Fund Group Event of Default, issuance by the Administrative Agent on behalf of the Secured Parties of a receipt to any Person obligated to pay any capital contribution to such Fund Group shall be a full and complete release, discharge, and acquittance to such Person to the extent of any amount so paid to the Administrative Agent for the benefit of the Secured Parties so long as such amounts shall not be invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other Person under any insolvency law, state or federal law, common law or equitable doctrine. The Administrative Agent, on behalf of the Secured Parties, is hereby authorized and empowered, after the occurrence and during the continuance of a Fund Group Event of Default, in the name of or on behalf of any Credit Party in such Fund Group, to endorse the name of any such Credit Party upon any check, draft, instrument, receipt, instruction, or other document or items, including, but not limited to, all items evidencing payment upon a Capital Contribution of any Person to any Credit Party in such Fund Group coming into the Administrative Agent’s possession, and to receive and apply the proceeds therefrom in accordance with the terms hereof. After the occurrence and during the continuance of a Fund Group Event of Default, the Administrative Agent, on behalf of the Secured Parties, is hereby granted an irrevocable power of attorney, which is coupled with an interest, to execute all checks, drafts, receipts, instruments, instructions, or other documents, agreements, or items on behalf of any Credit Party in such Fund Group, either before or after demand of payment of the Obligations of such Fund Group, as shall be deemed by the Administrative Agent to be necessary or advisable, in the sole discretion of the Administrative Agent, to protect the first priority security interests and Liens in the Collateral of such Fund Group, (subject to Permitted Liens) or the repayment of the Obligations of such Fund Group, and neither the Administrative Agent nor the Secured Parties, in the absence of gross negligence and willful misconduct, shall incur any liability in connection with or arising from its exercise of such power of attorney.

The application by the Administrative Agent of such funds shall, unless the Lenders shall agree otherwise in writing, be the same as set forth in Section 3.4. The Credit Parties acknowledge that all funds so transferred into the applicable Collateral Accounts shall be the property of the applicable Borrower, the applicable Feeder Fund, or the applicable Blocker, as applicable, subject to the first priority, security interest (subject to Permitted Liens) of the Administrative Agent or the applicable Borrower (or the Secured Party’s Agent for the benefit of the related Borrower or Blocker), as applicable, therein.

10.3 Lender Offset. If a Fund Group Event of Default shall have occurred and be continuing, each Lender (other than a Defaulting Lender) and each of their respective Affiliates is hereby authorized at any time and from time to time, with respect to such Fund Group, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of any Borrower or any other Credit Party in such Fund Group against any and all of the obligations of any Borrower or such Credit Party in such Fund Group now or hereafter existing under this Credit Agreement or any other Loan Document to such Lender or any of their respective Affiliates, irrespective of whether or not such Lender or any such Affiliate shall have made any demand under this Credit Agreement or any other Loan Document and although such obligations of any Borrower or such Credit Party in such Fund Group may be contingent or unmatured or are owed to a branch or office of such Lender or such Affiliate different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness. The rights of each Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or their respective Affiliates may have. Each Lender agrees to notify the applicable Credit Parties and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

10.4 Performance by the Administrative Agent. Should any Credit Party with respect to a Fund Group fail to perform any applicable covenant, duty, or agreement contained herein or in any of the Loan Documents, and such failure continues beyond any applicable cure period, the Administrative Agent may, but shall not be obligated to, perform or attempt to perform such covenant, duty, or agreement on behalf of such Person. In such event, the Credit Parties in such Fund Group shall, at the request of the Administrative Agent, promptly pay any amount expended by the Administrative Agent in such performance or attempted performance to the Administrative Agent at its designated Agency Services Address, together with interest thereon at the Default Rate from the date of such expenditure until paid. Notwithstanding the foregoing, it is expressly understood that neither the Administrative Agent nor the Lenders assume any liability or responsibility for the performance of any duties of the Credit Parties in such Fund Group, or any related Person hereunder or under any of the Loan Documents or other control over the management and affairs of any Credit Party, or any related Person, nor by any such action shall the Administrative Agent or the Lenders be deemed to create a partnership arrangement with any Credit Party, or any related Person.

10.5 Good Faith Duty to Cooperate. In the event that the Administrative Agent or Required Lenders elect to commence the exercise of remedies pursuant to Section 10.2 or 10.3 as a result of the occurrence of any Fund Group Event of Default with respect to a Fund Group, the Credit Parties in such Fund Group agree to cooperate in good faith with the Administrative Agent to enable the Administrative Agent to issue Capital Calls and enforce the payment thereof by the Investors relating to such Fund Group in accordance with the Loan Documents, including but not limited to providing the contact information in the possession of the applicable Credit Parties or any Affiliate or service provider thereof for each such Investor within two (2) Business Days of receipt of a written request, subject to Section 12.17.

Section 11. AGENCY PROVISIONS.

11.1 Appointment and Authorization of Agents.

(a) Authority. Each Lender (including any Person that is an assignee, participant, secured party or other transferee with respect to the interest of such Lender in any Principal Obligation or otherwise under this Credit Agreement) (collectively with such Lender, a “Lender Party”) hereby irrevocably appoints, designates and authorizes each Agent to take such action on its behalf under the provisions of this Credit Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to such Agent by the terms hereof and of the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere herein and in the other Loan Documents, no Agent shall have any duties or responsibilities, except those expressly set forth herein and therein, nor shall any Agent have or been deemed to have any fiduciary relationship with any Lender Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or any of the other Loan Documents or otherwise exist against any Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Loan Documents with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The provisions of this Section 11 are solely for the benefit of the Administrative Agent and the Lenders and none of the Credit Parties, any Investor, or any Affiliate of the foregoing (each, a “Borrower Party”) shall have any rights as a third-party beneficiary of the provisions hereof (except for the provisions that explicitly relate to the Credit Parties in Section 11.10).

(b) Release of Collateral. The Secured Parties irrevocably authorize the Administrative Agent, at the Administrative Agent’s option and in its sole discretion, to release any security interest in or Lien on any Collateral granted to or held by the Administrative Agent: (i) upon termination of this Credit Agreement and the other Loan Documents, termination of the Commitments and payment in full of all of the Obligations (other than contingent reimbursement and indemnification obligations not then due), including all fees and indemnified costs and expenses that are then due and payable pursuant to the terms of the Loan Documents; and (ii) if approved by the Lenders pursuant to the terms of Section 12.1. Upon the request of the Administrative Agent, the Lenders will confirm in writing the Administrative Agent’s authority to release particular types or items of Collateral pursuant to this Section 11.1(b).

(c) Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, the Borrowers or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

11.2 Delegation of Duties. Each Agent may execute any of its duties hereunder or under the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of legal counsel, accountants, and other professionals selected by such Agent with reasonable care concerning all matters pertaining to such duties. No Agent shall be responsible to any Lender for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care, nor shall it be liable for any action taken or suffered in good faith by it in accordance with the advice of such Persons The exculpatory provisions of this Section 11 shall apply to any such sub-agent of such Agent.

11.3 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. No Agent nor any of its affiliates, nor any of their respective officers, directors, employees, agents or attorneys-in-fact (each such person, an “Agent-Related Person”), shall be liable to any Lender Party for any action taken or omitted to be taken by it under or in connection herewith or in connection with any of the other Loan Documents (except for its own gross negligence or willful misconduct) or be responsible in any manner to any Lender Party for any recitals, statements, representations or warranties made by any of the Borrower Parties contained herein or in any of the other Loan Documents or in any certificate, report, document, financial statement or other written or oral statement referred to or provided for therein, or received by such Agent under or in connection herewith or in connection with the other Loan Documents, or enforceability or sufficiency therefor of any of the other Loan Documents, or for any failure of any Borrower Party to perform its obligations hereunder or thereunder. No

Agent-Related Person shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly provided for hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the no Agent-Related Person shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent-Related Person to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of any Debtor Relief Law. No Agent-Related Person shall, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrowers or any of its Affiliates that is communicated to or obtained by any Agent-Related Person in any capacity. No Agent-Related Person shall be liable for any action taken or not taken by it with (i) with the consent or at the request of the Required Lenders or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. No Agent-Related Person shall be deemed to have knowledge of any Event of Default unless and until notice describing such Event of Default is given to the Administrative Agent in writing by the Borrowers or a Lender. No Agent-Related Person shall be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectability or sufficiency of this Credit Agreement, or any of the other Loan Documents or for any representations, warranties, recitals or statements made herein or therein or made by any Borrower Party in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Agent-Related Person to the Lenders or by or on behalf of the Borrower Parties to the Agent-Related Person or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Potential Default or Event of Default or to inspect the properties, books or records of the Borrower Parties. The Agents are not trustees for the Lenders and owe neither any fiduciary or other implied duty to the Lenders, regardless of whether an Event of Default has occurred and is continuing. No Agent-Related Person (other than in its capacity as a Lender) shall be required to expend or risk any of its own funds or otherwise incur liability, financial or otherwise, in performance of its duties under the Loan Documents or in the exercise of any of its rights or powers under this Credit Agreement. Each Lender Party recognizes and agrees that Administrative Agent shall not be required to determine independently whether the conditions described in Sections 6.2(a) or 6.2(b) have been satisfied and, when Administrative Agent disburses funds to Borrowers or accepts any Qualified Borrower Guaranties, it may rely fully upon statements contained in the relevant requests by a Borrower Party.

11.4 Reliance on Communications. The Agents shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, email, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed in good faith by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any of the Borrower Parties, independent accountants and other experts selected by the Agents with reasonable care). Each Agent may deem and treat each Lender as the owner of its interests hereunder for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with Administrative Agent in accordance with Section 12.11(c). Each Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement or under any of the other Loan Documents unless it shall first receive such advice or concurrence of the Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under any of the other Loan Documents in accordance with a request of the Required Lenders (or to the extent specifically required, all of the Lenders) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders (including their successors and assigns).

11.5 Notice of Default. No Agent shall be deemed to have knowledge or notice of the occurrence of any Potential Default or Event of Default hereunder unless such Agent has received notice from a Lender or a Borrower Party referring to the Loan Document, describing such Potential Default or Event of Default and stating that such notice is a “notice of default.” The Administrative Agent will notify the Lenders of its receipt of any such notice, and the Administrative Agent shall take such action with respect to such Potential Default or Event of Default as shall be reasonably directed by the Required Lenders and as is permitted by the Loan Documents.

11.6 Non-Reliance on Agents and Other Lenders. Each Lender expressly acknowledges that no Agent-Related Person has made any representations or warranties to it and that no act by any Agent-Related Person hereafter taken, including any review of the affairs of any Borrower Party, shall be deemed to constitute any representation or warranty by such Agent-Related Person to any Lender. Each Lender represents to each Agent that it has, independently and without reliance upon any Agent-Related Person or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower Parties and made its own decision to make its Loans hereunder and enter into this Credit Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, no Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial or other conditions, prospects or creditworthiness of the Borrower Parties which may come into the possession of any Agent-Related Person.

11.7 Indemnification. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify, upon demand, each Agent-Related Person (to the extent not reimbursed by a Borrower Party and without limiting the obligation of the Borrower Parties to do so), ratably in accordance with the applicable Lender’s respective Lender’s Pro Rata Share, and hold harmless each Agent-Related Person from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following payment in full of the Obligations) be imposed on, incurred by or asserted against it in its capacity as such in any way relating to or arising out of this Credit Agreement or the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by it under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Person’s gross negligence or willful misconduct, or related to another Lender; provided, further, that no action taken in accordance with the directions of the Required Lenders or all Lenders, as applicable, shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 11.7. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including attorney costs) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Credit Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that such Agent is not reimbursed for such expenses by or on behalf of the Borrower Parties. The agreements in this Section 11.7 shall survive the termination of the Commitments, payment of all of the Obligations hereunder and under the other Loan Documents or any documents contemplated by or referred to herein or therein, as well as the resignation or replacement of any Agent.

11.8 Agents in Their Individual Capacity. Each Agent (and any successor acting as an Agent) and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with any Borrower Party (or any of their Subsidiaries or Affiliates) as though such Agent were not an Agent or a Lender hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, any Agent or its Affiliates may receive information regarding the Borrower Parties or their Affiliates (including information that may be subject to confidentiality obligations in favor of such Person) and acknowledge that such Agent shall be under no obligation to provide such information to them. With respect to the Loans made and all obligations owing to it, an Agent acting in its individual capacity shall have the same rights and powers under this Credit Agreement as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender” and “Lenders” shall include each Agent in its individual capacity.

11.9 Successor Agents.

(a) Resignation of Administrative Agent. (i) The Administrative Agent may at any time give not less than 30 days prior notice of its resignation to the Lenders and the Borrowers. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrowers and subject to the consent of the Borrowers (provided no Event of Default has occurred and is continuing at the time of such resignation), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and, prior to the occurrence of an Event of Default, appoint a successor Administrative Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

(ii) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by Applicable Law, by notice in writing to the Borrowers and such Person, remove such Person as Administrative Agent and, in consultation with the Borrowers, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

(iii) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable), (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any Collateral held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such Collateral until such time as a successor Administrative Agent is appointed) and (2) except for any indemnity payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Section 11 and Section 12.5 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent.

(b) Resignation of Other Agents. Any other Agent may, at any time, resign upon written notice to the Lenders and the Borrowers. If no successor agent is appointed prior to the effective date of the resignation of the applicable Agent, then the retiring Agent may appoint, after consulting with the Lenders and the Borrowers, a successor Agent from any of the Lenders.

Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and shall assume the duties and obligations of such retiring Agent, and the retiring Agent shall be discharged from its duties and obligations as Agent under this Credit Agreement and the other Loan Documents. After any retiring Agent’s resignation hereunder as Agent, the provisions of this Section 11.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Credit Agreement.

11.10 Reliance by the Borrowers. The Borrowers shall be entitled to rely upon, and to act or refrain from acting on the basis of, any notice, statement, certificate, waiver or other document or instrument delivered by the Administrative Agent to the Borrowers, so long as the Administrative Agent is purporting to act in its respective capacity as the Administrative Agent pursuant to this Credit Agreement, and the Borrowers shall not be responsible or liable to any Lender (or to any Participant or to any Assignee), or as a result of any action or failure to act (including actions or omissions which would otherwise constitute defaults hereunder) which is based upon such reliance upon Administrative Agent. The Borrowers shall be entitled to treat the Administrative Agent as the properly authorized Administrative Agent pursuant to this Credit Agreement until the Borrowers shall have received notice of resignation, and the Borrowers shall not be obligated to recognize any successor Administrative Agent until the Borrowers shall have received written notification satisfactory to them of the appointment of such successor.

11.11 Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Borrower Party, Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on Borrower Parties) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Secured Parties (including any claim for the reasonable compensation, expenses, disbursements and advances of the Secured Parties and their respective agents and counsel and all other amounts due the Secured Parties hereunder) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Secured Party to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to the Secured Party, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent hereunder.

Nothing contained herein shall be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any Secured Party any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Secured Party or to authorize Administrative Agent to vote in respect of the claim of any Secured Party in any such proceeding.

11.12 Erroneous Payments.

(a) If the Administrative Agent (x) notifies a Lender or Secured Party, or any Person who has received funds on behalf of a Lender or Secured Party (any such Lender, Secured Party or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Secured Party or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 11.12 and held in trust for the benefit of the Administrative Agent, and such Lender or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.

(b) Without limiting immediately preceding clause (a), each Lender, Secured Party or any Person who has received funds on behalf of a Lender or Secured Party (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Credit Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:

(i) it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

(ii) such Lender or Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one (1) Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 11.12(b).

(c) Each Lender or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender or Secured Party under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under immediately preceding clause (a).

(d) (i) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Lender shall be deemed to have assigned its Loans (but not its Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance)), and is hereby (together with the Borrowers) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any Notes evidencing such Loans to the Borrowers or the Administrative Agent (but the failure of such Person to deliver any such Notes shall not affect the effectiveness of the foregoing assignment), (B) the Administrative Agent as the assignee Lender shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender, as applicable, hereunder with respect to such

Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Credit Agreement and its applicable Commitments which shall survive as to such assigning Lender, (D) the Administrative Agent and the Borrowers shall each be deemed to have waived any consents required under this Credit Agreement to any such Erroneous Payment Deficiency Assignment, and (E) the Administrative Agent will reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Credit Agreement.

(ii) Subject to Section 12.11 (but excluding, in all events, any assignment consent or approval requirements (whether from the Borrowers or otherwise)), the Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable Lender (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by the Administrative Agent on or with respect to any such Loans acquired from such Lender pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Loans are then owned by the Administrative Agent) and (y) may, in the sole discretion of the Administrative Agent, be reduced by any amount specified by the Administrative Agent in writing to the applicable Lender from time to time.

(e) The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender or Secured Party, to the rights and interests of such Lender or Secured Party, as the case may be) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that the Loan Parties’ Obligations under the Loan Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Obligations in respect of Loans that have been assigned to the Administrative Agent under an Erroneous Payment Deficiency Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrowers or any other Credit Party; provided that this Section 11.12 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrowers relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent or its Affiliates from the Borrowers or any other Credit Party for the purpose of making a payment of the Obligations.

(f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine.

(g) Each party’s obligations, agreements and waivers under this Section 11.12 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

Section 12. MISCELLANEOUS

12.1 Amendments. Neither this Credit Agreement (including the exhibits hereto) nor any other Loan Document to which any Credit Party with respect to a Fund Group is a party, nor any of the terms hereof or thereof, may be amended, waived, discharged or terminated, unless such amendment, waiver, discharge, or termination is in writing and signed by the Administrative Agent (based upon the approval of the Required Lenders), or the Required Lenders, on the one hand, and the Credit Parties in such Fund Group on the other hand; and, if the rights or duties of an Administrative Agent are affected thereby, by such Administrative Agent; provided that no such amendment, waiver, discharge, or termination shall, without the consent of:

(a) each Lender adversely affected thereby with respect to the related Fund Group:

(i) reduce or increase the amount or alter the term of the Commitment of such Lender, alter the provisions relating to any fees (or any other payments) payable by such Fund Group to such Lender, or accelerate the obligations of such Lender to advance its portion of any Borrowing to such Fund Group, as contemplated in Section 2.5;

(ii) extend the time for payment for the principal of or interest on the Obligations of such Fund Group, or fees or costs, or reduce the principal amount of such Obligations (except as a result of the application of payments or prepayments), or reduce the rate of interest borne by such Obligations (other than as a result of waiving the applicability of the Default Rate), or otherwise affect the terms of payment of the principal of or any interest on such Obligations or fees or costs hereunder with respect to the related Fund Group;

(iii) release any Liens granted under the Collateral Documents with respect to the related Fund Group, except as otherwise contemplated herein or therein, and except in connection with the transfer of interests in any Borrower or Feeder Fund in such Fund Group permitted hereunder or in any other Loan Document; and

(b) all Lenders with respect to the related Fund Group:

(i) except as otherwise provided by Section 9.5 or 9.12, permit the cancellation, excuse or reduction of the Uncalled Capital Commitment or Capital Commitment of any Included Investor or Designated Investor of such Fund Group;

(ii) amend the definition of “Applicable Requirement”, “Available Commitment”, “Concentration Limit”, “Designated Investor”, “Eligible Institution”, “Eligible HNW Investor”, “Included Investor”, “Maturity Date”, “Principal Obligations”, “HNW Investor” or the definition of any of the defined terms used therein;

(iii) change the percentages specified in the definition of Required Lenders herein or any other provision hereof specifying the number or percentage of the Lenders which are required to amend, waive or modify any rights hereunder or otherwise make any determination or grant any consent hereunder;

(iv) consent to the assignment or transfer by any Credit Party in such Fund Group of any of its rights and obligations under (or in respect of) the Loan Documents; or

(v) amend the terms of Section 3.5(b) or this Section 12.1.

The Administrative Agent agrees that it will notify the Lenders of any proposed modification or amendment to any Loan Document, and deliver drafts of any such proposed modification or amendment to the Lenders, prior to the effectiveness of such proposed modification or amendment. Notwithstanding the above, (A) no provisions of Section 11 may be amended or modified without the consent of the Administrative Agent; and (B) Section 8 and Section 9 specify the requirements for waivers of the affirmative covenants and negative covenants listed therein, and any amendment to a provision of Section 8 or Section 9 shall require the consent of the Lenders or the Administrative Agent that are specified therein as required for a waiver thereof. Any amendment, waiver or consent not specifically addressed in this Section 12.1 or otherwise shall be subject to the approval of Required Lenders.

Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above: (1) each Lender is entitled to vote as such Lender sees fit on any reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code of the United States supersede the unanimous consent provisions set forth herein; (2) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding; and (3) the Administrative Agent may, in its sole discretion, agree to the modification or waiver of any of the other terms of this Credit Agreement or any other Loan Document or consent to any action or failure to act by any Credit Party, if such modification, waiver, or consent is of an administrative nature.

If the Administrative Agent shall request the consent of any Lender to any amendment, change, waiver, discharge, termination, consent or exercise of rights covered by this Credit Agreement, and not receive such consent or denial thereof in writing within ten (10) Business Days of the making of such request by the Administrative Agent, as the case may be, such Lender shall be deemed to have denied its consent to the request.

12.2 Sharing of Offsets. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder in respect of a Fund Group resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations (other than pursuant to Section 4 or Section 12.5) greater than its pro rata share thereof as provided herein with respect to such Fund Group, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders with respect to such Fund Group, or make such other adjustments as shall be equitable, so that the benefit of all such payments with respect to such Fund Group shall be shared by the Lenders ratably in accordance with the aggregate amount of obligations owing them with respect to such Fund Group; provided that:

(i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and

(ii) the provisions of this paragraph shall not be construed to apply to (A) any payment made by the applicable Borrowers pursuant to and in accordance with the express terms of this Credit Agreement (including the application of funds arising from the existence of a Defaulting Lender) or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its applicable Loans to any assignee or participant, other than to the applicable Borrowers or any of their Subsidiaries (as to which the provisions of this paragraph shall apply).

Each applicable Credit Party consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each applicable Credit Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each applicable Credit Party in the amount of such participation.

12.3 Sharing of Collateral. To the extent permitted by Applicable Law, each Lender and the Administrative Agent, in its capacity as a Lender, agrees that if it shall, through the receipt of any proceeds from a Capital Call or the exercise of any remedies under any Collateral Documents with respect to a Fund Group, receive or be entitled to receive payment of a portion of the aggregate amount of principal, interest and fees due to it from such Fund Group under this Credit Agreement which constitutes a greater proportion of the aggregate amount of principal, interest and fees then due to such Lender from such Fund Group under this Credit Agreement than the proportion received by any other Lender in respect of the aggregate amount of principal, interest and fees due with respect to any Obligations of such Fund Group to such Lender under this Credit Agreement, then such Lender or the Administrative Agent, in its capacity as a Lender, as the case may be, shall purchase participations in the Obligations of such Fund Group under this Credit Agreement held by such other Lenders so that all such recoveries of principal, interest and fees with respect to this Credit Agreement, the Notes and the Obligations thereunder of such Fund Group held by the Lenders shall be pro rata according to each Lender’s Commitment (determined as of the date hereof and regardless of any change in any Lender’s Commitment caused by such Lender’s receipt of a proportionately greater or lesser payment hereunder). Each Lender hereby authorizes and directs the Administrative Agent to coordinate and implement the sharing of collateral contemplated by this Section 12.3 prior to the distribution of proceeds from Capital Calls or proceeds from the exercise of remedies under the Collateral Documents with respect to such Fund Group prior to making any distributions of such proceeds to each Lender or the Administrative Agent, in their respective capacity as the Lenders.

12.4 Waiver. No failure to exercise, and no delay in exercising, on the part of the Administrative Agent or the Lenders, any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the Loan Documents shall be in addition to all other rights provided by Applicable Law. No modification or waiver of any provision of this Credit Agreement, the Notes or any of the other Loan Documents, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand. Subject to the terms of this Credit Agreement (including, without limitation, Section 12.1), the Administrative Agent acting on behalf of all Lenders, and the Credit Parties in a Fund Group may from time to time enter into agreements amending or changing any provision of this Credit Agreement with respect to such Fund Group or the rights of the Lenders or the Credit Parties hereunder with respect to such Fund Group, or may grant waivers or consents to a departure from the due performance of the obligations of the applicable Credit Parties hereunder with respect to such Fund Group, any such agreement, waiver or consent made with such written consent of the Administrative Agent being effective to bind all the Lenders, except as provided in Section 12.1. A waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

12.5 Payment of Expenses; Indemnity.

(a) Cost and Expenses. The Borrowers shall pay (to the extent related to such Borrowers’ Fund Group) (i) all reasonable and documented out of pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of any counsel for the Administrative Agent, including the Administrative Agent’s special counsel, Cadwalader, Wickersham & Taft LLP, in connection with the preparation, negotiation, execution, delivery and administration of this Credit Agreement and the other Loan Documents and any amendments, modifications, addition of Investors, amendments to any Credit Party’s Constituent Document, joinder of Borrowers, or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated)) and (ii) all reasonable and documented out of pocket expenses incurred by the Administrative Agent or any Lender (including the fees, charges and disbursements of one outside counsel and necessary local counsel for the Administrative Agent or any Lender, in connection with the enforcement or protection of its rights (A) in connection with this Credit Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made hereunder, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans. For the avoidance of doubt, this Section 12.5(a) shall not apply to Taxes (other than any Taxes that represent losses, damages, etc. arising from any non-Tax claim).

(b) Indemnification by the Borrowers. The Borrowers in each Fund Group (with respect to such Fund Group) shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, and shall pay or reimburse any such Indemnitee for, any and all losses, claims (including, without limitation, any Environmental Claims), damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of a single counsel for all Indemnitees in each applicable jurisdiction) (collectively, “Losses”), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrowers or any other Credit Party) other than Losses asserted by such Indemnitee and its Related Parties, arising out of, in connection with, or as a result of (i) the execution or delivery of this Credit Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby (including, without limitation, the Credit Facility), (ii) any Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or Release of Hazardous Materials on or from any property owned or operated by any Credit Party in such Fund Group or any Subsidiary thereof, or any Environmental Claim related in any way to any Credit Party in such Fund Group or any Subsidiary, (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Credit Party in such Fund Group or any Subsidiary thereof, with respect to any member of such Borrower’s Fund Group, and regardless of whether any Indemnitee is a party thereto, or (v) any claim (including, without limitation, any Environmental Claims), investigation, litigation or other proceeding (whether or not the Administrative Agent or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with the Loans, this Credit Agreement, any other Loan Document, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby in each case relating to such Fund Group, including without limitation, reasonable attorneys and consultant’s fees, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such Losses (w) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the fraud, bad faith, gross negligence or willful misconduct of an Indemnitee, (x) result from a claim brought by any Credit Party or any Subsidiary thereof against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Credit Party or such Subsidiary has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction, (y) result from any settlement by any Indemnitee of any claim or threatened claim that is otherwise subject to indemnification under this Section unless the Borrowers in such Fund Group have consented in writing to such settlement, which consent shall not be unreasonably withheld, delayed or conditioned or (z) are on account of Taxes (other than any Taxes that represent Losses, arising from any non-Tax claim) which shall be solely covered by Section 4.1 and 4.4(a), as applicable.

(c) Reimbursement by the Lenders. To the extent that the applicable Borrowers for any reason fail to indefeasibly pay any amount required under clause (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof) or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Principal Obligations with respect to the related Fund Group at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) in connection with such capacity.

(d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by Applicable Law, no party hereto shall assert, and each party hereto hereby waives, any claim against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Credit Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Credit Agreement or the other Loan Documents or the transactions contemplated hereby or thereby except to the extent of the gross negligence or willful misconduct of such Indemnitee.

(e) Payments. All amounts due under this Section shall be payable at the Required Payment Time.

(f) Survival. Each party’s obligations under this Section shall survive the termination of the Loan Documents and payment of the Obligations hereunder.

12.6 Notice.

(a) Notices Generally. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing (except where telephonic instructions or notices are expressly authorized herein to be given) and shall be deemed to be effective: (a) if by hand delivery, telecopy or other facsimile transmission, on the day and at the time on which delivered to such party at the address or fax numbers specified below; (b) if by mail, on the day which it is received after being deposited, postage prepaid, in the United States registered or certified mail, return receipt requested, addressed to such party at the address specified below; or (c) if by FedEx or other reputable express mail service, on the next Business Day following the delivery to such express mail service, addressed to such party at the address set forth below; (d) if by telephone, on the day and at the time communication with one of the individuals named below occurs during a call to the telephone number or numbers indicated for such party below; or (e) if by email, as provided in Section 12.6(b).

If to the Credit Parties:

At the address specified with respect thereto on Schedule I.

With copies to (which shall not constitute notice hereunder):

AB-Abbott Private Equity Investors G.P. L.P.

1345 Avenue of the Americas

New York, NY 10105

Attention: Shalin Sheth

Email: Shalin.Sheth@alliancebernstein.com

If to the Investment Manager:

AB Private Credit Investors LLC

1345 Avenue of the Americas

New York, NY 10105

Attention: Wesley Raper

Phone: (212) 969-6066

Email: wesley.raper@allianceberstein.com

If to HSBC as Administrative Agent or Lender:

HSBC Bank USA, National Association

66 Hudson Boulevard East

New York, NY 10001

Attention: ABF Admin

Phone: (212) 525-3615

Email: abfadmin@us.hsbc.com and kieran.patel@us.hsbc.com

with a copy to:

HSBC Bank USA, National Association

66 Hudson Boulevard East

New York, NY 10001

Attention: Nicholas Walach

Phone: (212) 525-4023

Email: nicholas.walach@us.hsbc.com

with a copy to (which shall not constitute notice hereunder):

Cadwalader, Wickersham & Taft LLP

650 South Tryon Street, 14th Floor

Charlotte, North Carolina 28202

Attention: Wesley A. Misson, Esq.

Phone: (704) 348-5355

Facsimile: (704) 348-5200

Email: wesley.misson@cwt.com

If to any other Lender:

At the address and numbers set forth below the signature of such Lender on the signature page hereof or on the Assignment and Assumption or Lender Joinder Agreement of such Lender.

Any party hereto may change its address for purposes of this Credit Agreement by giving notice of such change to the other parties pursuant to this Section 12.6. With respect to any notice received by the Administrative Agent from any Borrower or any Investor not otherwise addressed herein, the Administrative Agent shall notify the Lenders promptly of the receipt of such notice, and shall provide copies thereof to the Lenders.

(b) Electronic Communication. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender pursuant to Section 2 if such Lender has notified the Administrative Agent that it is incapable of receiving such notices by electronic communication. Any Credit Party may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications as specified in writing to the Borrowers.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

12.7 Governing Law. This Credit Agreement and any other Loan Document (except, as to any other Loan Document, as expressly set forth therein), and any claim, controversy or dispute arising under or related to or in connection therewith, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by the laws of the State of New York without regard to any conflicts of law principles other than Section 5-1401 of the New York General Obligations Law.

12.8 Choice of Forum; Consent to Service of Process and Jurisdiction; Waiver of Trial by Jury. Any suit, action or proceeding against any Credit Party with respect to this Credit Agreement, the Notes or the other Loan Documents or any judgment entered by any court in respect thereof, may be brought in the courts of the State of New York, or in the United States Courts located in the Borough of Manhattan in New York City, pursuant to Section 5-1402 of the New York General Obligations Law, as the Lenders in their sole discretion may elect and each Credit Party hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. Each Credit Party hereby irrevocably consents to the service of process in any suit, action or proceeding in said court by the mailing thereof by the Lender by registered or certified mail, postage prepaid, to such Credit Party’s address set forth in Section 12.6. Each Credit Party hereby irrevocably waives any objections which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Credit Agreement or the Notes brought in the courts located in the State of New York, Borough of Manhattan in New York City, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO HEREBY WAIVES TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN CONNECTION WITH THIS CREDIT AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, WHICH WAIVER IS INFORMED AND VOLUNTARY.

12.9 Invalid Provisions. If any provision of this Credit Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Credit Agreement, such provision shall be fully severable and this Credit Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Credit Agreement, and the remaining provisions of this Credit Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Credit Agreement, unless such continued effectiveness of this Credit Agreement, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein. If any provision of this Credit Agreement shall conflict with or be inconsistent with any provision of any of the other Loan Documents, then the terms, conditions and provisions of this Credit Agreement shall prevail.

12.10 Entirety. The Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof and thereof.

12.11 Successors and Assigns; Participations.

(a) Successors and Assigns Generally. The provisions of this Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrowers nor any other Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of this Section 12.11(b), (ii) by way of participation in accordance with the provisions of Section 12.11(d) or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 12.11(f) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Credit Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 12.11(d) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Credit Agreement.

(b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees (each, an “Assignee”) all or a portion of its rights and obligations under this Credit Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with notice to the Borrowers; provided that, in each case, any such assignment shall be subject to the following conditions:

(i) Minimum Amounts and Maximum Amounts.

(A)

in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender, no minimum amount need be assigned; and

(B)

in any case not described in Section 12.11(b)(i)(A), the aggregate amount of the Commitment (which for this purpose includes Loans outstanding hereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of such “Trade Date”) shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrowers otherwise consent (each such consent not to be unreasonably withheld or delayed).

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Credit Agreement with respect to the Loan or the Commitment assigned.

(iii) Required Consents. No consent shall be required for any assignment except to the extent required by Section 12.11(b)(i)(B) and, in addition:

(A)

the consent of the Borrowers (such consent not to be unreasonably withheld or delayed) shall be required unless (x) with respect to the consent of the Borrowers of an applicable Fund Group, a Fund Group Event of Default has occurred and is continuing with respect to such Fund Group at the time of such assignment or (y) such assignment is to a Lender or an Affiliate of a Lender; and

(B)

the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments if such assignment is to a Person that is not a Lender with a Commitment or an Affiliate of such Lender.

(iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 for each assignment; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire if requested by the Administrative Agent.

(v) No Assignment to Certain Persons. No such assignment shall be made to (A) any Credit Party or any Credit Party’s Subsidiaries or Affiliates or (B) to any Defaulting Lender or any of its Affiliates, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (v) or (C) any Person that is not an Eligible Institution (other than a Lender or any Affiliate of a Lender).

(vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person.

(vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrowers and the Administrative Agent, the applicable pro rata share of Loans previously requested, but not funded by, the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent and each other Lender hereunder (and interest accrued thereon), and (B) acquire (and fund as appropriate) its full share of all Loans in accordance with its Pro Rata Share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Credit Agreement until such compliance occurs.

(viii) Consequences of Assignment. Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 12.11(c), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Credit Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Credit Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Credit Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Credit Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 4 and Section 12.5 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Credit Agreement that does not comply with this paragraph shall be treated for purposes of this Credit Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.11(d).

(c) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at one of its offices in New York, New York, a copy of each Assignment and Assumption and each Lender Joinder Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amounts of (and stated interest on) the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrowers and any Lender (but only to the extent of entries in the Register that are applicable to such Lender), at any reasonable time and from time to time upon reasonable prior notice.

(d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrowers or the Administrative Agent, sell participations to any Person (other than a natural Person or the Borrowers or any of the Borrowers’ Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Credit Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Credit Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Credit Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 12.5(c) with respect to any payments made by such Lender to its Participant(s).

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Credit Agreement and to approve any amendment, modification or waiver of any provision of this Credit Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver or modification described in Section 12.1(b) that directly affects such Participant and could not be effected by a vote of the Required Lenders. The applicable Borrowers agree that each Participant shall be entitled to the benefits of Section 4.1 and Section 4.4 (subject to the requirements and limitations therein, including the requirements of Section 4.1(f) (it being understood that the documentation required under Section 4.1(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.11(b); provided that such Participant (A) agrees to be subject to the provisions of Section 4.8 as if it were an assignee under Section 12.11(b) and (B) shall not be entitled to receive any greater payment under Sections 4.1 and 4.4, with respect to such participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the applicable Borrowers’ request and expense, to use reasonable efforts to cooperate with the applicable Borrowers to effectuate the provisions of Section 4.8(b) with respect to any Participant. To the extent permitted by Applicable Law, each Participant also shall be entitled to the benefits of Section 5.3 as though it were a Lender; provided that such Participant agrees to be subject to Section 12.2 as though it were a Lender.

(e) Participant Register. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Credit Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Credit Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(g) Addition of Lenders. With the prior written consent of the Administrative Agent in its sole discretion, at the request of one or more Borrowers, a new lender may join the Credit Facility as a Lender by delivering a Lender Joinder Agreement to the Administrative Agent, and such new Lender shall assume all rights and obligations of a Lender under this Credit Agreement and the other Loan Documents; provided that:

(i) the Commitment of the new Lender shall be in addition to the Commitment of the existing Lenders in effect on the date of such new Lender’s entry into the Credit Facility and the Maximum Commitment shall be increased in a corresponding amount;

(ii) the Commitment of the new Lender shall be in a minimum amount of $10,000,000, or such lesser amount agreed to by the applicable Borrowers and the Administrative Agent;

(iii) [reserved]; and

(iv) the parties shall execute and deliver to the Administrative Agent a Lender Joinder Agreement, any amendment hereto determined necessary or appropriate by the Administrative Agent in connection with such Lender Joinder Agreement, the applicable Borrowers shall execute such new Notes as the Administrative Agent or any Lender may request, and the new Lender shall deliver payment of a processing and recordation fee of $3,500 to the Administrative Agent, which amount the Administrative Agent may waive in its sole discretion.

(h) Disclosure of Information. Any Lender may furnish any information concerning any Credit Party in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 12.17.

12.12 Defaulting Lenders.

(a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Credit Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law:

(i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Credit Agreement shall be excluded as set forth in the definition of Required Lenders.

(ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 10 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 12.2 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrowers in any Fund Group may request (so long as no Fund Group Potential Default or Fund Group Event of Default exists with respect to such Fund Group), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Credit Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrowers, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Credit Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting

Lender as a result of such Defaulting Lender’s breach of its obligations under this Credit Agreement; fifth, so long as no Fund Group Potential Default or Fund Group Event of Default exists with respect to such Fund Group, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers in a Fund Group against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Credit Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (1) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (2) such Loans were made at a time when the conditions set forth in Section 6.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans are held by the Lenders pro rata in accordance with their Commitments without giving effect to this Section 12.12(a)(ii). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(iii) Certain Fees. Each Defaulting Lender shall be entitled to receive interest for any period during which such Lender is a Defaulting Lender only to the extent allocable to the outstanding principal amount of the Loans funded by it.

(b) Defaulting Lender Cure. If the applicable Borrowers and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, such Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans to be held pro rata by the Lenders in accordance with their Commitments (without giving effect to Section 12.12(a)(ii), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the applicable Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

12.13 All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Administrative Agent by a Fund Group Party with respect to a Fund Group pursuant to any provisions of this Credit Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations of such Fund Group remain unpaid or unsatisfied (other than contingent reimbursement and indemnification obligations not then due), any of the available Commitments of such Fund Group remain in effect or the Credit Facility as it relates to such Fund Group has not been terminated.

12.14 Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Credit Agreement.

12.15 Survival. All representations and warranties made by the Credit Parties herein shall survive delivery of the Notes, the making of the Loans.

12.16 Full Recourse. The payment and performance of the Obligations of any Fund Group shall be fully recourse to the Borrowers of such Fund Group and their properties and assets. Notwithstanding anything in this Credit Agreement and the Loan Documents to the contrary, such Obligations shall not be recourse to the General Partners of such Borrower, and the Lenders shall not have the right to pursue any claim or action against any Borrower General Partner except for any claim or action for actual damages of the Administrative Agent or Lenders as a result of any fraud, gross negligence, willful misrepresentation, willful misappropriation of proceeds from the Credit Facility or other willful misconduct on the part of any Borrower General Partner, in which event there shall be full recourse with respect to the Obligations of the related Fund Group against such Person.

12.17 Availability of Records; Confidentiality. (a) Each party hereto acknowledges and agrees that this Credit Agreement, all Loan Documents, Borrowing Base Certificates, and all other documents, certificates, opinions, reports, and other material information of every nature or description, and all transactions contemplated thereunder (collectively, “Transaction Information”) are confidential and agree to not disclose such information to any third party; provided, it is acknowledged and agreed that the Administrative Agent may provide to the Lenders, and that the Administrative Agent and each Lender may provide to any Affiliate of a Lender or Participant or Assignee or proposed Participant or Assignee and each of their respective officers, directors, employees, advisors, auditors, counsel, rating agencies and agents or any other Person as deemed necessary or appropriate in any Lender’s reasonable judgment, provided such party is advised of the confidential nature of such information, Transaction Information (including originals or copies of this Credit Agreement and other Loan Documents), and may communicate all oral information, at any time submitted by or on behalf or any Borrower Party or received by the Administrative Agent or a Lender in connection with the Loans, the Commitments or any Borrower Party. The Credit Parties may provide Transaction Information to any other Credit Party, any Investor or prospective Investor, provided such party is advised of the confidential nature of such information; provided further that, prior to any such delivery or communication, the Lender, Affiliate of a Lender, Participant, or Assignee, or proposed Participant or Assignee or such other Person, as the case may be, shall agree to preserve the confidentiality of all data and information which constitutes Transaction Information or Confidential Information on terms no less restrictive than those contained in this Section 12.17; (b) the Administrative Agent and the Lenders (i) acknowledge and agree that (x) the identities of the Investors, the amounts of their respective Capital Commitments and details regarding their investments under the Partnership Agreements or other Constituent Documents (collectively, the “Investor Information”) have been and will be delivered on a confidential basis solely on a need to know basis; provided that nothing contained in this Credit Agreement shall serve to (i) restrict any brokerage, research, investment management or trading activities conducted in the ordinary course of business (which includes arbitrage activities) by HSBC, its employees or any other Affiliate of HSBC either for their own account or for the accounts of their customers; or (ii) restrict any activity performed in the ordinary course of the business of HSBC or its Affiliates; provided further that with respect to clause (i) or

(ii) hereinabove, the individuals engaged in any of the foregoing activities have not reviewed the Confidential Information or otherwise been informed by those who have reviewed it or the contents thereof; and (y) information with respect to Investments has been and will be delivered on a confidential basis; (ii) acknowledge and agree that such Investor Information and information with respect to Investments are Confidential Information subject to the provisions of this Section 12.17; and (iii) except as otherwise specifically prescribed in this Section 12.17, agree not to disclose and to maintain as confidential and not to use other than in connection with the transactions contemplated hereby and by the Loan Documents, any Confidential Information; (c) anything herein to the contrary notwithstanding, the provisions of this Section 12.17 shall not preclude or restrict any such party from disclosing any Transaction Information or Confidential Information: (i) to their respective accountants and lawyers, (ii) to any Credit Party, (iii) to the Investors (it being understood and agreed that the Credit Parties may only disclose the details of the transaction (and not any Loan Document) without the consent of the Administrative Agent), (iv) with the prior written consent of, with respect to Transaction Information, all parties hereto, and with respect to Confidential Information, the Credit Parties; (v) upon the order of any Governmental Authority having jurisdiction over such party or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners) to the extent practicable and permitted by law; provided that, to the extent permitted by law and such Governmental Authority, as soon as reasonably practical, the party requested to disclose such information shall provide the other party (in the case of Investor Information, the Credit Parties) written notice of such requirement and, at such other party’s sole expense, shall provide reasonable assistance in opposing such disclosure or seeking a protective order or other appropriate limitations on disclosure and shall only disclose that portion of information that it is required to disclose; (vi) in connection with any audit by an independent public accountant of such party; (vii) to any banking regulators or examiners or auditors of any applicable Governmental Authority which examines such party’s books and records while conducting such examination or audit; (viii) as otherwise specifically required by Applicable Law; (ix) subject to an agreement containing provisions substantially the same as (or no less restrictive than) those of this Section 12.17, to any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to any Borrower and its obligations, this Credit Agreement or payments hereunder; or (x) on a confidential basis to any rating agency in connection with rating any Borrower or its Subsidiaries or the transactions contemplated under this Credit Agreement. Notwithstanding clauses (a) through (c) of this Section 12.17, the parties hereto (and each of their respective employees, representatives, or other agents) may disclose to any and all other person, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to them relating to such tax treatment and tax structure. For the avoidance of doubt, nothing in this Section 12.17 prohibits or prevents any person from reporting possible violations of law or regulation to any regulator, or federal, state, or local governmental agency, including but not limited to the U.S. Securities and Exchange Commission (“Agencies”). Additionally, nothing in this Section 12.17 limits or restricts any person’s ability to provide documents or other information, without prior notice or approval, to any Agencies. Nothing in this Section 12.17 is intended to impair any person’s rights under whistleblower laws or limit any person’s right to receive an award for information provided to any Agencies. This Section 12.17 shall survive for a period of two (2) years from the termination hereof.

12.18 USA PATRIOT Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Credit Party that pursuant to the requirements of the USA PATRIOT Act of 2001 (the “Patriot Act”), it is required to obtain, verify and record information that identifies each Credit Party (and, in certain circumstances, the beneficial owners thereof), which information includes the name and address of each Credit Party (and beneficial owners) and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Credit Party (and beneficial owner) in accordance with the Patriot Act.

12.19 Multiple Counterparts. This Credit Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Credit Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Credit Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Credit Agreement.

12.20 Term of Agreement. This Credit Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations (other than contingent reimbursement and indemnification obligations not then due) arising hereunder or under any other Loan Document shall have been indefeasibly and irrevocably paid and satisfied in full and all Commitments have been terminated. No termination of this Credit Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination or in respect of any provision of this Credit Agreement which survives such termination.

12.21 Inconsistencies with Other Documents. In the event there is a conflict or inconsistency between this Credit Agreement and any other Loan Document, the terms of this Credit Agreement shall control; provided that any provision of the Collateral Documents which imposes additional burdens on any Credit Party or further restricts the rights of any Credit Party or any of its Affiliates or gives the Administrative Agent or Lenders additional rights shall not be deemed to be in conflict or inconsistent with this Credit Agreement and shall be given full force and effect.

12.22 Appointment of Main Fund. Each Borrower in the applicable Fund Group hereby irrevocably appoints the applicable Main Fund in such Fund Group as the borrowing agent and attorney-in-fact for all Borrowers in such Fund Group which appointment shall remain in full force and effect unless and until the Administrative Agent shall have received prior written notice signed by each Borrower that such appointment has been revoked and that another Borrower has been appointed other than the applicable Main Fund. Each Borrower hereby irrevocably appoints and authorizes the applicable Main Fund (a) to provide Administrative Agent with all Requests for Borrowing and all other notices with respect to Loans obtained for the benefit of any Borrower in such Fund Group and all other notices and instructions under this Credit Agreement and the other Loan Documents in respect of such Fund Group (and any notice or instruction provided by the applicable Main Fund shall be deemed to be given by Borrowers in the applicable Fund Group hereunder and shall bind each such Borrower); (b) to receive notices and instructions in respect of such Fund Group from Administrative Agent or any Lender (and any notice or instruction provided by such Person to the applicable Main Fund in accordance with the terms hereof shall be deemed to have been given to each Borrower in the applicable Fund Group), and (c) to take such action as the applicable Main Fund deems appropriate on its behalf to obtain Loans and to exercise such other powers as are reasonably incidental thereto in respect of such Fund Group to carry out the purposes of this Credit Agreement. It is understood that the handling of the Loans and Collateral in a combined fashion, as more fully set forth herein, is done solely as an accommodation to Borrowers in the applicable Fund Group in order to utilize the collective borrowing powers of such Borrowers in the most efficient and economical manner and at their request, and that Administrative Agent and Lenders shall not incur liability to any Borrower as a result hereof, except to the extent expressly provided for herein.

12.23 Addition of Fund Groups. Additional “Fund Groups” may be added to this Credit Facility so long as (a) the entities reflected therein are added pursuant to Section 6.3 or Section 6.4 hereof and Schedule I, Schedule III and Schedule IV hereto are updated accordingly and (b) the Borrowers in such Fund Group agree to any Applicable Margin established by the Administrative Agent for such Fund Group.

12.24 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Credit Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES FOLLOW.

IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed as of the day and year first above written.

INITIAL BORROWER:

AB-ABBOTT PRIVATE EQUITY INVESTORS 2019 (DELAWARE) FUND L.P.

By:	AB-Abbot Private Equity Investors G.P. L.P., its general partner

By:
Name:
Title:

INITIAL GENERAL PARTNER:

AB-ABBOTT PRIVATE EQUITY INVESTORS G.P. L.P.

By:
Name:
Title:

AB-Abbott Private Equity Investors – Revolving Credit Agreement

ADMINISTRATIVE AGENT AND LENDERS:

HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:
Name:
Title:

AB-Abbott Private Equity Investors – Revolving Credit Agreement

Acknowledged and agreed to with respect to Section 5.4 only:

INVESTMENT MANAGER:

AB PRIVATE CREDIT INVESTORS LLC

By:
Name:
Title:

By:
Name:
Title:

AB-Abbott Private Equity Investors – Revolving Credit Agreement

SCHEDULE I

Credit Party Information

AIV Borrowers: N/A

Parallel Fund Borrowers: N/A

Credit Party Collateral Accounts

Account Number	Credit Party

11255619	AB-Abbott Private Equity Investors 2019 (Delaware) Fund L.P.

11372448	AB-Abbott Private Equity Investors 2020 (Delaware) Fund L.P.

11712114	AB-Abbott Private Equity Solutions 2021 (Delaware) Fund L.P.

11472941	AB Private Credit Investors Corporation

10588093	AB Private Credit Investors Middle Market Direct Lending Fund L.P.

11922770	AB-Abbott Private Equity Solutions 2022 (Delaware) Fund L.P.

11598067	AB-Abbott Private Equity Solutions 2023 (Delaware) Fund L.P.

12083366	AB-Abbott Private Equity Solutions 2024 (Delaware) Fund L.P.

12219911	AB-Abbott Private Equity Solutions 2025 (Delaware) Fund L.P.

Constituent Documents

Document Description	Credit Party

First Amended and Restated Agreement of Limited Partnership dated February 28, 2019 by and among AB-Abbott Private Equity Investors G.P. L.P., as the general partner, and each person admitted thereto as a limited partner	AB-Abbott Private Equity Investors 2019 (Delaware) Fund L.P.

First Amended and Restated Agreement of Limited Partnership dated January 2, 2020 by and among AB-Abbott Private Equity Investors 2020 G.P. L.P., as the general partner, and each person admitted thereto as a limited partner	AB-Abbott Private Equity Investors 2020 (Delaware) Fund L.P.

First Amended and Restated Agreement of Limited Partnership dated January 19, 2021 by and among AB-Abbott Private Equity Solutions 2021 G.P. L.P., as the general partner, and each person admitted thereto as a limited partner	AB-Abbott Private Equity Solutions 2021 (Delaware) Fund L.P.

Articles of Incorporation dated February 6, 2016, as amended by the Amended Articles of Incorporation dated April 22, 2016, as amended by the Articles of Amendment and Restatement dated August 7, 2017, as amended by the Articles of Amendment dated September 14, 2021	AB Private Credit Investors Corporation

Sixth Amended and Restated Agreement of Limited Partnership dated January 1, 2022 by and among AB Private Credit Investors Middle Market Direct Lending G.P. L.P., as the general partner, and each person admitted thereto as a limited partner	AB Private Credit Investors Middle Market Direct Lending Fund L.P.

First Amended and Restated Agreement of Limited Partnership dated February 16, 2022 by and among AB-Abbott Private Equity Solutions 2022 G.P. L.P., as the general partner, and each person admitted thereto as a limited partner	AB-Abbott Private Equity Solutions 2022 (Delaware) Fund L.P.

First Amended and Restated Agreement of Limited Partnership dated January 12, 2023 by and among AB-Abbott Private Equity Solutions 2023 G.P. L.P., as the general partner, and each other person admitted thereto as a limited partner	AB-Abbott Private Equity Solutions 2023 (Delaware) Fund L.P.

First Amended and Restated Agreement of Limited Partnership, dated December 5, 2023 by and among AB-Abbott Private Equity Solutions 2024 G.P. L.P., as the general partner, and each other person admitted thereto as a limited partner	AB-Abbott Private Equity Solutions 2024 (Delaware) Fund L.P.

First Amended and Restated Agreement of Limited Partnership, dated December 13, 2024 by and among AB-Abbott Private Equity Solutions 2025 G.P. L.P., as the general partner, and each other person admitted thereto as a limited partner	AB-Abbott Private Equity Solutions 2025 (Delaware) Fund L.P.

Principal Place of Business

Principal Place of Business	Credit Party

1345 Avenue of the Americas New York, NY 10105	AB-Abbott Private Equity Investors 2019 (Delaware) Fund L.P.

1345 Avenue of the Americas New York, NY 10105	AB-Abbott Private Equity Investors G.P. L.P.

1345 Avenue of the Americas New York, NY 10105	AB-Abbott Private Equity Investors 2020 (Delaware) Fund L.P.

1345 Avenue of the Americas New York, NY 10105	AB-Abbott Private Equity Investors 2020 G.P. L.P.

1345 Avenue of the Americas New York, NY 10105	AB-Abbott Private Equity Solutions 2021 (Delaware) Fund L.P.

1345 Avenue of the Americas New York, NY 10105	AB-Abbott Private Equity Solutions 2021 G.P. L.P.

1345 Avenue of the Americas New York, NY 10105	AB Private Credit Investors Middle Market Direct Lending Fund L.P.

1345 Avenue of the Americas New York, NY 10105	AB Private Credit Investors Middle Market Direct Lending Fund G.P. L.P.

1345 Avenue of the Americas New York, NY 10105	AB Private Credit Investors Corporation

501 Commerce Street Nashville, Tennessee 37203	AB-Abbott Private Equity Solutions 2022 (Delaware) Fund L.P.

501 Commerce Street Nashville, Tennessee 37203	AB-Abbott Private Equity Solutions 2022 G.P. L.P.

501 Commerce Street Nashville, Tennessee 37203	AB-Abbott Private Equity Solutions 2023 (Delaware) Fund L.P.

501 Commerce Street Nashville, Tennessee 37203	AB-Abbott Private Equity Solutions 2023 G.P. L.P.

501 Commerce Street Nashville, Tennessee 37203	AB-Abbott Private Equity Solutions 2024 (Delaware) Fund L.P.

501 Commerce Street Nashville, Tennessee 37203	AB-Abbott Private Equity Solutions 2024 G.P. L.P.

501 Commerce Street Nashville, Tennessee 37203	AB-Abbott Private Equity Solutions 2025 (Delaware) Fund L.P.

501 Commerce Street Nashville, Tennessee 37203	AB-Abbott Private Equity Solutions 2025 G.P. L.P.

Jurisdictions of Formation

Jurisdiction of Formation	Credit Party

Delaware	AB-Abbott Private Equity Investors 2019 (Delaware) Fund L.P.

Delaware	AB-Abbott Private Equity Investors G.P. L.P.

Delaware	AB-Abbott Private Equity Investors 2020 (Delaware) Fund L.P.

Delaware	AB-Abbott Private Equity Investors 2020 G.P. L.P.

Delaware	AB-Abbott Private Equity Solutions 2021 (Delaware) Fund L.P.

Delaware	AB-Abbott Private Equity Solutions 2021 G.P. L.P.

Delaware	AB Private Credit Investors Middle Market Direct Lending Fund L.P.

Delaware	AB Private Credit Investors Middle Market Direct Lending Fund G.P. L.P.

Maryland	AB Private Credit Investors Corporation

Delaware	AB-Abbott Private Equity Solutions 2022 (Delaware) Fund L.P.

Delaware	AB-Abbott Private Equity Solutions 2022 G.P. L.P.

Delaware	AB-Abbott Private Equity Solutions 2023 (Delaware) Fund L.P.

Delaware	AB-Abbott Private Equity Solutions 2023 G.P. L.P.

Delaware	AB-Abbott Private Equity Solutions 2024 (Delaware) Fund L.P.

Delaware	AB-Abbott Private Equity Solutions 2024 G.P. L.P.

Delaware	AB-Abbott Private Equity Solutions 2025 (Delaware) Fund L.P.

Delaware	AB-Abbott Private Equity Solutions 2025 G.P. L.P.

Notice Information

Notice Information	Credit Party

1345 Avenue of the Americas New York, NY 10105 Attention: Wesley Raper Phone: 1 212-969-6066 Email: wesley.raper@abglobal.com	AB-Abbott Private Equity Investors 2019 (Delaware) Fund L.P.

1345 Avenue of the Americas New York, NY 10105 Attention: Wesley Raper Phone: 1 212-969-6066 Email: wesley.raper@abglobal.com	AB-Abbott Private Equity Investors G.P. L.P.

1345 Avenue of the Americas New York, NY 10105 Attention: Wesley Raper Phone: 1 212-969-6066 Email: wesley.raper@abglobal.com	AB-Abbott Private Equity Investors 2020 (Delaware) Fund L.P.

1345 Avenue of the Americas New York, NY 10105 Attention: Wesley Raper Phone: 1 212-969-6066 Email: wesley.raper@abglobal.com	AB-Abbott Private Equity Investors 2020 G.P. L.P.

1345 Avenue of the Americas New York, NY 10105 Attention: Wesley Raper Phone: 1 212-969-6066 Email: wesley.raper@abglobal.com	AB-Abbott Private Equity Solutions 2021 (Delaware) Fund L.P.

1345 Avenue of the Americas New York, NY 10105 Attention: Wesley Raper Phone: 1 212-969-6066 Email: wesley.raper@abglobal.com	AB-Abbott Private Equity Solutions 2021 G.P. L.P.

1345 Avenue of the Americas New York, NY 10105 Attention: Wesley Raper Phone: 1 212-969-6066 Email: wesley.raper@abglobal.com	AB Private Credit Investors Middle Market Direct Lending Fund L.P.

1345 Avenue of the Americas New York, NY 10105 Attention: Wesley Raper Phone: 1 212-969-6066 Email: wesley.raper@abglobal.com	AB Private Credit Investors Middle Market Direct Lending Fund G.P. L.P.

1345 Avenue of the Americas New York, NY 10105 Attention: Wesley Raper Phone: 1 212-969-6066 Email: wesley.raper@abglobal.com	AB Private Credit Investors Corporation

501 Commerce Street Nashville, Tennessee 37203 Attention: Shalin Sheth Email: Shalin.Sheth@alliancebernstein.com	AB-Abbott Private Equity Solutions 2022 (Delaware) Fund L.P.

501 Commerce Street Nashville, Tennessee 37203 Attention: Shalin Sheth Email: Shalin.Sheth@alliancebernstein.com	AB-Abbott Private Equity Solutions 2022 G.P. L.P.

501 Commerce Street Nashville, Tennessee 37203 Attention: Shalin Sheth Email: Shalin.Sheth@alliancebernstein.com	AB-Abbott Private Equity Solutions 2023 (Delaware) Fund L.P.

501 Commerce Street Nashville, Tennessee 37203 Attention: Shalin Sheth Email: Shalin.Sheth@alliancebernstein.com	AB-Abbott Private Equity Solutions 2023 G.P. L.P.

501 Commerce Street Nashville, Tennessee 37203 Attention: Shalin Sheth Email: Shalin.Sheth@alliancebernstein.com	AB-Abbott Private Equity Solutions 2024 (Delaware) Fund L.P.

501 Commerce Street Nashville, Tennessee 37203 Attention: Shalin Sheth Email: Shalin.Sheth@alliancebernstein.com	AB-Abbott Private Equity Solutions 2024 G.P. L.P.

501 Commerce Street Nashville, Tennessee 37203 Attention: Shalin Sheth Email: Shalin.Sheth@alliancebernstein.com	AB-Abbott Private Equity Solutions 2025 (Delaware) Fund L.P.

501 Commerce Street Nashville, Tennessee 37203 Attention: Shalin Sheth Email: Shalin.Sheth@alliancebernstein.com	AB-Abbott Private Equity Solutions 2025 G.P. L.P.

Fund Groups

•	AB-Abbott Private Equity Investors 2019 (Delaware) Fund L.P.

•	AB-Abbott Private Equity Investors 2020 (Delaware) Fund L.P.

•	AB-Abbott Private Equity Solutions 2021 (Delaware) Fund L.P.

•	AB Private Credit Investors Corporation

•	AB Private Credit Investors Middle Market Direct Lending Fund L.P.

•	AB-Abbott Private Equity Solutions 2022 (Delaware) Fund L.P.

•	AB-Abbott Private Equity Solutions 2023 (Delaware) Fund L.P.

•	AB-Abbott Private Equity Solutions 2024 (Delaware) Fund L.P.

•	AB-Abbott Private Equity Solutions 2025 (Delaware) Fund L.P.

SCHEDULE II

Commitments

Lender Name	Commitment
HSBC BANK USA, NATIONAL ASSOCIATION	$~~125,000,000~~175,000,000
STATE STREET BANK AND TRUST COMPANY	$~~80,000,000~~110,000,000
CATHAY BANK	$~~45,000,000~~65,000,000
TOTAL:	$~~250,000,000~~350,000,000

SCHEDULE III

Fund Group Facility Sublimits

Borrower	Fund Group Facility Sublimit
AB-Abbott Private Equity Investors 2019 (Delaware) Fund L.P.		$2,000,000
AB-Abbott Private Equity Investors 2020 (Delaware) Fund L.P.		$2,000,000
AB-Abbott Private Equity Solutions 2021 (Delaware) Fund L.P.		$8,000,000
AB Private Credit Investors Corporation	$	~~40,000,000~~60,000,000
AB Private Credit Investors Middle Market Direct Lending Fund L.P.	$	~~174,000,000~~246,000,000
AB-Abbott Private Equity Solutions 2022 (Delaware) Fund L.P.		$8,000,000
AB-Abbott Private Equity Solutions 2023 (Delaware) Fund L.P.		$8,000,000
AB-Abbott Private Equity Solutions 2024 (Delaware) Fund L.P.		$8,000,000
AB-Abbott Private Equity Solutions 2025 (Delaware) Fund L.P.		$8,000,000
Total:	$	~~250,000,000~~350,000,000

SCHEDULE IV

Credit Party Organizational Structure

[Attached]

SCHEDULE V

Administrative Agent Account Information

[Separately provided by the Administrative Agent to the Borrowers]